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                                                                    Exhibit 10.1

                     LOAN AND SECURITY AGREEMENT - TERM LOAN

                           DATED AS OF AUGUST 31, 2004

                                     BETWEEN

                         BRIDGE OPPORTUNITY FINANCE, LLC

                                   AS LENDER,

                                       AND

                           CRDENTIA CORP. ("CRDENTIA")
                     BAKER ANDERSON CHRISTIE, INC.("BAKER")
                     NURSES NETWORK, INC.("NURSES NETWORK")
                       NEW AGE STAFFING, INC. ("NEW AGE")
                          PSR NURSES, LTD. ("PSR LTD.")
                  PSR NURSE RECRUITING, INC. ("PSR RECRUITING")
                    PSR NURSES HOLDINGS CORP. ("PSR HOLDING")
                      CRDE CORP. ("ACQUISITION SUBSIDIARY")
                      AHHC ACQUISITION CORPORATION ("AHHC")
                       CPS ACQUISITION CORPORATION ("CPS")

                                   AS BORROWER



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                                TABLE OF CONTENTS

                                                                            Page
1.       DEFINITIONS...........................................................1

         (a)      Defined Terms................................................1

         (b)      Accounting Terms.............................................1

         (c)      Terms Defined in UCC.........................................2

         (d)      Other Definitional Provisions; Construction..................2

         (e)      References to Agreements, Enactments, Etc....................3

2.       LOANS.................................................................3

         (a)      Term Loan....................................................3

         (b)      Permitted Acquisitions.......................................3

         (c)      Repayments...................................................4

         (d)      Notes........................................................5

3.       WARRANTS..............................................................5

4.       INTEREST, FEES AND CHARGES............................................6

         (a)      Interest Rate................................................6

         (b)      Fees and Charges.............................................6

         (c)      Maximum Interest.............................................7

5.       COLLATERAL............................................................7

         (a)      Grant of Security Interest to Lender.........................7

         (b)      Other Security...............................................8

         (c)      Possessory Collateral........................................8

         (d)      Electronic Chattel Paper.....................................8

         (e)      Letter-of-Credit Rights......................................9

         (f)      Third-Party Collateral.......................................9

         (g)      Deposit Account..............................................9

         (h)      Insurance Proceeds...........................................9

6.       PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS
         THEREIN...............................................................9

7.       POSSESSION OF COLLATERAL AND RELATED MATTERS.........................10

8.       COLLECTIONS..........................................................11

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                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

9.       COLLATERAL, AVAILABILITY AND FINANCIAL REPORTS AND SCHEDULES.........12

         (a)      Borrowing Base Reports......................................12

         (b)      Monthly Reports.............................................12

         (c)      Financial Statements........................................12

         (d)      Annual Projections..........................................13

         (e)      Explanation of Budgets and Projections......................13

         (f)      Invoices and Billing Statements.............................13

         (g)      Obligor Financial Statements and Tax Returns................13

         (h)      Other Information...........................................13

         (i)      Post-Closing Review.........................................13

         (j)      Public Reporting............................................13

10.      TERMINATION; AUTOMATIC RENEWAL; EARLY TERMINATION FEE................14

11.      REPRESENTATIONS AND WARRANTIES.......................................15

         (a)      Financial Statements and Other Information..................15

         (b)      Locations; Certain Collateral...............................16

         (c)      Loans by Borrower...........................................16

         (d)      [Left Blank]................................................16

         (e)      Liens.......................................................16

         (f)      Organization, Authority and No Conflict.....................16

         (g)      Litigation..................................................17

         (h)      Compliance with Laws and Maintenance of Permits.............17

         (i)      Affiliate Transactions......................................17

         (j)      Names and Trade Names.......................................17

         (k)      Equipment...................................................17

         (l)      Enforceability..............................................18

         (m)      Solvency....................................................18

         (n)      Indebtedness................................................18

         (o)      Margin Security and Use of Proceeds.........................18

         (p)      Parent, Subsidiaries and Affiliates.........................18

         (q)      No Defaults.................................................18

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

         (r)      Employee Matters............................................18

         (s)      Intellectual Property.......................................18

         (t)      Environmental Matters.......................................19

         (u)      ERISA Matters...............................................19

         (v)      Reimbursement...............................................19

         (w)      Compliance with Healthcare Regulations......................19

         (x)      Immigration Matters.........................................20

         (y)      Licenses, Permits, etc......................................20

         (z)      Collective Enterprise.......................................20

         (aa)     Acquisition.................................................20

         (bb)     Certain Financial Information...............................20

12.      AFFIRMATIVE COVENANTS................................................21

         (a)      Maintenance of Records......................................21

         (b)      Notices.....................................................21

         (c)      Compliance with Laws and Maintenance of Permits.............22

         (d)      Inspection and Audits.......................................22

         (e)      Insurance...................................................23

         (f)      Collateral..................................................24

         (g)      Use of Proceeds.............................................24

         (h)      Taxes.......................................................25

         (i)      Intellectual Property.......................................25

         (j)      Staffing Contracts..........................................25

         (k)      Billing and Collection System Access........................25

         (l)      Integration of Systems......................................25

         (m)      Subordination Agreement.....................................25

13.      NEGATIVE COVENANTS...................................................26

         (a)      Indebtedness................................................26

         (b)      Liens.......................................................26

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

         (c)      Mergers, Sales, Acquisitions, Subsidiaries and Other
                  Transactions Outside the Ordinary Course of Business........26

         (d)      Dividends and Distributions.................................27

         (e)      Investments; Loans..........................................27

         (f)      Fundamental Changes, Line of Business.......................27

         (g)      Equipment...................................................28

         (h)      Affiliate Transactions......................................28

         (i)      Settling of Accounts........................................28

         (j)      Restricted Payments.........................................28

         (k)      Restricted Locations........................................29

14.      FINANCIAL COVENANTS..................................................29

         (a)      Tangible Net Worth..........................................29

         (c)      Minimum EBITDA..............................................30

         (d)      Acquisition Subsidiary Debt Service Coverage Ratio..........31

         (e)      Acquisition Subsidiary Debt Leverage Ratio..................31

         (f)      Acquisition Subsidiary Term Loan Debt Leverage Ratio........32

         (g)      Capital Expenditure Limitations.............................32

         (h)      Operating Lease Obligations.................................32

         (i)      Financial Reporting Consolidation...........................32

15.      DEFAULT..............................................................33

         (a)      Payment.....................................................33

         (b)      Breach of This Agreement, the Other Agreements and the
                  Revolving Loan Agreement....................................33

         (c)      Breach of Subordination Agreement...........................33

         (d)      Breaches of Other Obligations...............................33

         (e)      Breach of Representations and Warranties....................33

         (f)      Loss of Collateral..........................................34

         (g)      Levy, Seizure or Attachment.................................34

         (h)      Bankruptcy or Similar Proceedings...........................34

         (i)      Appointment of Receiver.....................................34

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

         (j)      Judgment....................................................34

         (k)      Default or Revocation of Guaranty...........................34

         (l)      Change of Ownership/Management..............................35

         (m)      Material Adverse Change.....................................35

         (n)      Governmental Authorizations.................................35

         (o)      Failure to Maintain Third-Party Payroll Tax Service
                  Provider....................................................35

         (p)      Failure to Obtain Intercreditor Agreement...................35

16.      REMEDIES UPON AN EVENT OF DEFAULT....................................35

17.      CONDITIONS PRECEDENT.................................................36

18.      JOINT AND SEVERAL LIABILITY..........................................39

19.      RELEASES; INDEMNITIES................................................41

20.      NOTICE...............................................................42

21.      CHOICE OF GOVERNING LAW; CONSTRUCTION; FORUM SELECTION...............42

22.      MODIFICATION AND BENEFIT OF AGREEMENT................................43

23.      HEADINGS OF SUBDIVISIONS.............................................43

24.      POWER OF ATTORNEY....................................................43

25.      CONFIDENTIALITY......................................................43

26.      BROKERAGE FEES.......................................................44

27.      PUBLICITY............................................................44

28.      LIMITATION OF ACTIONS................................................44

29.      LIABILITY............................................................44

30.      COUNTERPARTS.........................................................45

31.      ELECTRONIC SUBMISSIONS...............................................45

32.      WAIVER OF JURY TRIAL; OTHER WAIVERS..................................45

ANNEX 1 - DEFINITIONS

EXHIBIT A - COMPLIANCE CERTIFICATE

EXHIBIT B - CLOSING CHECKLIST

EXHIBIT C - INFORMATION CERTIFICATE

EXHIBIT D - FORM OF SUBORDINATION AGREEMENT

SCHEDULE 1 - PERMITTED LIENS

SCHEDULE 11(b) - BUSINESS AND COLLATERAL LOCATIONS

SCHEDULE 11(b) - CERTAIN COLLATERAL

SCHEDULE 11(g) - LITIGATION

SCHEDULE 11(i) - AFFILIATE TRANSACTIONS

SCHEDULE 11(j) - NAMES & TRADE NAMES

SCHEDULE 11(n) - INDEBTEDNESS

SCHEDULE 11(p) - PARENT, SUBSIDIARIES AND AFFILIATES

SCHEDULE 11(q) - DEFAULTS

SCHEDULE 11(t) - ENVIRONMENTAL MATTERS

SCHEDULE 11(y) - LICENSES AND PERMITS

                     LOAN AND SECURITY AGREEMENT - TERM LOAN

         THIS LOAN AND SECURITY AGREEMENT - TERM LOAN (as amended, modified or supplemented from time to time, this "AGREEMENT") made this 31st day of August, 2004 by and between BRIDGE OPPORTUNITY FINANCE, LLC ("LENDER"), and Crdentia Corp. ("Crdentia"), Baker Anderson Christie, Inc. ("Baker"), Nurses Network, Inc. ("Nurses Network"), New Age Staffing, Inc. ("New Age"), PSR Nurses, Ltd. ("PSR Ltd."), PSR Nurse Recruiting, Inc. ("PSR Recruiting"), PSR Nurses Holdings Corp. ("PSR Holding"), CRDE Corp. ("Acquisition Subsidiary"), CPS Acquisition Corporation ("CPS"), and AHHC Acquisition Corporation ("AHHC"), each having its principal place of business at 14114 Dallas Parkway, Suite 600, Dallas, Texas 75254 (individually and collectively, "BORROWER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Borrower may, from time to time, request certain Term Loans from Lender in connection with certain Permitted Acquisitions, and the parties wish to provide for the terms and conditions upon which such Term Loans or other financial accommodations, if made by Lender, shall be made, which Term Loans shall be secured by a second priority security interest in all assets of Borrower;

         WHEREAS, Borrower as of June 16, 2004, entered into that certain Loan and Security Agreement - Revolving Loans (as amended, restated, supplemented or otherwise modified from time to time, the "Revolving Loan Agreement") with Bridge Healthcare Finance, LLC, which Revolving Loans shall be secured by a first priority security interest in all assets of Borrower;

         WHEREAS, Acquisition Subsidiary is a wholly owned Subsidiary of Crdentia. AHHC is a wholly owned Subsidiary of Acquisition Subsidiary. Pursuant to that certain proposed Agreement and Plan of Reorganization by and among Crdentia, AHHC and Arizona Home Health Care / Private Duty, Inc., an Arizona corporation ("Arizona Health"), AHHC will merge with and into Arizona Health with Arizona Health being the surviving entity. CPS is a wholly owned Subsidiary of Acquisition Subsidiary. Pursuant to that certain proposed Agreement and Plan of Reorganization by and among Crdentia, CPS, Care Pros Staffing, Inc., a Texas corporation ("Care Pros"), and the shareholders of Care Pros, Care Pros will merge with and into CPS with CPS being the surviving entity and immediately after such merger CPS will change its name to "Care Pros Staffing, Inc."

         NOW, THEREFORE, in consideration of any Term Loan hereafter made to Borrower by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Borrower, the parties agree as follows:

         1. DEFINITIONS.

                  (a) DEFINED TERMS. For the purposes of this Agreement, the following capitalized words and phrases shall have the meanings set forth in ANNEX I attached hereto and made a part hereof.

                  (b) ACCOUNTING TERMS. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with GAAP. Calculations and determinations of financial and accounting terms used and not otherwise specifically defined hereunder and the preparation of financial statements to be furnished to the Lender pursuant hereto shall be made and prepared, both as to classification of items and as to amount, in accordance with GAAP as used in the preparation of the financial statements of the Borrower on the date of this Agreement. If any changes in accounting principles or practices from those used in the preparation of the financial statements are hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successor thereto or agencies with similar functions), which results in a material change in the method of accounting in the financial statements required to be furnished to the Lender hereunder or in the calculation of financial covenants, standards or terms contained in this Agreement, the parties hereto agree to enter into good faith negotiations to amend such provisions so as equitably to reflect such changes to the end that the criteria for evaluating the financial condition and performance of the Borrower will be the same after such changes as they were before such changes; and, if the parties fail to agree on the amendment of such provisions, the Borrower will furnish financial statements in accordance with such changes but shall provide calculations for all financial covenants, perform all financial covenants and otherwise observe all financial standards and terms in accordance with applicable accounting principles and practices in effect immediately prior to such changes.

                  (c) TERMS DEFINED IN UCC. The terms "ACCOUNT", "ACCOUNT DEBTOR", "CERTIFICATED SECURITY", "CHATTEL PAPER", "COMMERCIAL TORT CLAIM", "DEPOSIT ACCOUNT", "DOCUMENT", "ELECTRONIC CHATTEL PAPER", "EQUIPMENT", "FINANCIAL ASSET", "FIXTURE", "GENERAL INTANGIBLE", "GOODS", "HEALTH-CARE-INSURANCE RECEIVABLES", "INSTRUMENT", "INVENTORY", "INVESTMENT PROPERTY", "LETTER-OF-CREDIT RIGHT", "PAYMENT INTANGIBLE", "PROCEEDS", "SECURITY", "SECURITIES ACCOUNT", "SECURITY ENTITLEMENT", "SOFTWARE", "SUPPORTING OBLIGATION", "TANGIBLE CHATTEL PAPER" and "UNCERTIFICATED SECURITY" shall have the respective meanings assigned to such terms in the UCC. All other capitalized words and phrases used herein and not otherwise specifically defined shall have the respective meanings assigned to such terms in the UCC, to the extent the same are used or defined therein.

                  (d) OTHER DEFINITIONAL PROVISIONS; CONSTRUCTION. Whenever the context so requires, the neuter gender includes the masculine and feminine, the single number includes the plural, and vice versa, and in particular the word "Borrower" shall be so construed. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to Article, Section, Subsection, Annex, Schedule, Exhibit and like references are references to this Agreement unless otherwise specified. The word "including" shall mean "including, without limitation". An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in accordance with SECTION 32(E) hereof. References in this Agreement to any party shall include such party's successors and permitted assigns. References to any "Section" shall be a reference to such Section of this Agreement unless otherwise stated. To the extent any of the provisions of the Other Agreements are inconsistent with the terms of this Agreement, the provisions of this Agreement shall govern. This Agreement and the Other Agreements are the result of negotiations among and have been reviewed by counsel to the Lender, Borrower and any other parties thereto, are product of all parties and, accordingly, they shall not be construed against the Lender.

                  (e) REFERENCES TO AGREEMENTS, ENACTMENTS, ETC. Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments, restatements, supplements and other modifications are not prohibited by the terms of this Agreement or any Other Agreement, and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation.

         2. LOANS.

                  (a) TERM LOAN. Subject to the terms and conditions of this Agreement and the Other Agreements, Lender shall make one or more term loans to Borrower (individually and collectively, the "TERM LOAN") PROVIDED that (i) each Term Loan be for a minimum amount of Five Hundred Thousand Dollars ($500,000), and (ii) the aggregate principal amount of all Term Loans may not exceed $10,000,000 in the aggregate outstanding at any time.

                  (b) PERMITTED ACQUISITIONS. In connection with any Acquisition approved in writing by Lender in its sole discretion, any Term Loan in connection therewith shall be made subject to the satisfaction of the following conditions precedent thereto ("PERMITTED ACQUISITION"): (A) the Target shall have, on a pro forma basis, independent and separate from the existing Borrowers hereunder: (x) a coverage ratio of Target Pro Forma EBITDA to Target Pro Forma Debt Service of at least 1.5 to 1.0, (y) a ratio of Target Pro Forma Senior Debt to Target Pro Forma EBITDA of not more than 4.0 to 1.0, and (z) a ratio of Target Pro Forma Term Loan Debt to Target Pro Forma EBITDA of not more than 2.5 to 1.0; (B) Borrowers are in compliance, and shall be on the date of the consummation of such proposed Acquisition, with all financial covenants set forth in Section 14 hereof; (C) on a pro forma basis, as if the proposed Acquisition had occurred, the Senior Debt Service Coverage Ratio of the Borrowers, on a consolidated basis after giving effect to such proposed Acquisition, equals or exceeds the required level set for the Borrowers in
Section 14(b) hereof; (D) pro forma financial projections, prepared by the Borrower in good faith for the period from the date of the consummation of such proposed Acquisition to the date which is one year thereafter, shall reflect that the Borrowers shall be in compliance with all financial covenants set forth in SECTION 14 hereof; (E) Excess Availability of Crdentia Proper Borrowers under the Revolving Loan Agreement or any Replacement Revolving Loan Agreement shall be an amount mutually agreed upon between Lender and Borrower but in no event less than $250,000 after giving effect to the proposed Acquisition; (F) the amount of (i) the revolving borrowing base attributable to Target, as determined by the Lender in its good faith credit judgment, LESS (ii) the sum of the outstanding Revolving Loans attributable to Target, shall be an amount mutually agreed upon between Lender and Borrower; (G) the Target entity to be acquired in such Acquisition shall be a separate, independent Subsidiary of Acquisition Subsidiary or merged with and into Acquisition Subsidiary as of the date of such acquisition; (H) the Target entity to be acquired in such Acquisition shall become a new Borrower hereunder in accordance with the provisions and requirements of Section 13(c)(ii) hereof, and Acquisition Subsidiary shall be subject to a Revolving Borrowing Base Amount calculation (pursuant to the Revolving Loan Agreement or any Replacement Revolving Loan Agreement) which is calculated separate and independent from the Crdentia Proper Borrowers with respect to any Revolving Loans thereafter advanced to such new Borrower; (I) any Indebtedness to be issued by any Borrower in respect of such Acquisition (other than Indebtedness under the Revolving Loan Agreement or any Replacement Revolving Loan Agreement) shall be Subordinated Debt subject to Subordination Agreements in form and substance satisfactory to Lender and substantially in the form of EXHIBIT D attached hereto, including, without limitation, payment blockage rights and indefinite standstill on remedies; (J) Lender shall have reviewed and found satisfactory all Acquisition Documents in respect thereof prior to Borrower entering into any such Acquisition Documents; (K) no Default or Event of Default exists as of the proposed date of the Acquisition or would result after giving effect thereto; (L) Crdentia shall deliver to Lender a certificate of an officer of Crdentia certifying compliance with the foregoing;
(M) Borrower shall deliver to Lender any other due diligence reasonably requested by the Lender in connection with an Acquisition or Target, including, without limitation collateral, cash-flow, and operational audits, and background checks on Target's management, in each case to the reasonable satisfaction to the Lender; and (N) Borrower shall establish and maintain a separate Lockbox with a Lockbox Bank for receivables from Account Debtors of Acquisition Subsidiary in accordance with the requirements hereof and under the Revolving Loan Agreement, and Borrower shall execute with such Lockbox Bank a lockbox agreement, blocked account agreement, and such other agreements related to the lockbox arrangements, in each case in form and substance acceptable to the Lender.

                  (c) REPAYMENTS.

                           (i) The principal outstanding balance of the Term
                  Loan shall be repaid at the end of the Term. If any such payment due date is not a Business Day, then such payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder.

                           (ii) MANDATORY PREPAYMENTS OF THE TERM LOAN.

                                    (1) SALES OF ASSETS. Upon receipt of the
                           proceeds of the sale or other disposition of any Equipment or real property of Borrower which is subject to a mortgage in favor of Lender, or if any of the Equipment or real property subject to such mortgage is damaged, destroyed or taken by condemnation in whole or in part, the proceeds thereof, in any case, in excess of $15,000 individually, or in excess of $50,000 in the aggregate, in any Fiscal Year shall be paid by Borrower to Lender as a mandatory prepayment of the Term Loan, such payment to be applied against the remaining installments of principal in the inverse order of their maturities until repaid in full, and then against the other Obligations, as determined by Lender, in its sole discretion.

                                    (2) EXCESS CASH FLOW. Five (5) days after
                           receipt by Lender of Borrower's internally prepared quarterly financial statements pursuant to Section 9(c)(ii) hereof, commencing with the calendar quarter ended September 30, 2005, Borrower shall make a mandatory prepayment of the Term Loan in an amount equal to fifty percent (50%) of Borrower's "Excess Cash Flow" (as described below) for the calendar quarter just ended, such prepayment to be applied against the remaining installments of principal in the inverse order of their maturities, such mandatory prepayments to continue until the date on which the Term Loan shall be repaid in full. In addition, within ten (10) days after receipt of Borrower's Fiscal Year-end audited financial statements for each Fiscal Year of Borrower, or required by Section 9(c)(iii) hereof, commencing with Borrower's fiscal year ending December 31, 2005, Borrower shall make a mandatory prepayment of the Term Loan in any amount necessary to satisfy any discrepancy between the actual Excess Cash Flow payments received on a quarterly basis for such Fiscal Year, and the amount required herein as calculated pursuant to the audited financial statements for such Fiscal Year. For purposes hereof, "Excess Cash Flow" shall mean for each of Borrower's Fiscal Years, Borrower's EBITDA for such period, MINUS Borrower's cash taxes paid ----- during such period, MINUS actual principal and interest payments made with respect to Borrowed Money during such period, MINUS Borrower's ----- ----- legal, consulting and accounting expenses in connection with Permitted Acquisitions, if any, for such period (but only to the extent permitted by Lender and only to the extent not previously deducted from net income in the calculation of EBITDA), MINUS all unfinanced ----- Capital Expenditures by Borrower during such period.

                  (d) NOTES. The Term Loan shall, in Lender's sole discretion, be evidenced by one or more promissory notes in form and substance satisfactory to Lender. However, if such Term Loans are not so evidenced, such Term Loans may be evidenced solely by entries upon the books and records maintained by Lender.

         3. WARRANTS.

         As additional consideration for Lender entering into this Agreement and making the credit facilities available to Borrower as contemplated hereby, Crdentia agrees to issue to Lender warrants to purchase shares of common stock of Crdentia equal to, in the aggregate, twelve percent (12%) of the common stock of Crdentia in accordance with the provisions of Section 12 to the Warrant Agreement, as follows:

                  (a) Concurrently with the execution of this Agreement and the making by Lender of an initial Term Loan to Borrower in the aggregate principal amount of $2,697,801.75, Crdentia will enter into the Warrant Agreement and, pursuant thereto, will issue Lender a Warrant Certificate evidencing Lender's right to purchase three and 24/100 percent (3.24%) of the common stock of Crdentia, at an exercise price per warrant of an amount provided in the Warrant Agreement.

                  (b) Concurrently with the funding by Lender of each additional Term Loan to Borrower, with the aggregate principal amount of such additional Term Loans not to exceed $7,500,000, Crdentia will issue to Lender one or more additional Warrant Certificates representing the right to purchase up to an additional eight and 76/100 percent (8.76%) of the common stock of Crdentia in accordance with the provisions of Section 12 to the Warrant Agreement. The Warrant Certificate percentage of each additional Warrant Certificate shall be determined on a pro rata basis relative to the amount of each such additional Term Loan. The exercise price for each additional Warrant Certificate shall be determined as provided in the Warrant Agreement.

         4. INTEREST, FEES AND CHARGES.

                  (a) INTEREST RATE.

                  The Term Loan shall bear interest at the rate of fifteen and one-quarter percent (15.25%) per annum, all such interest to be payable on the first Business Day of each month in arrears. Upon the occurrence of an Event of Default and during the continuance thereof, the Term Loan shall bear interest at the rate of four percent (4%) per annum in excess of the interest rate otherwise payable thereon, which interest shall be payable on demand. All interest shall be calculated on the basis of a 360-day year.

                  (b) FEES AND CHARGES.

                           (i) CLOSING FEE: Borrower shall pay to Lender a
                  closing fee of one and one-half percent (1.5%) of the principal amount of each Term Loan funded hereunder, which fees shall be fully earned and payable on the date of disbursement of such Term Loan hereunder.

                           (ii) COLLATERAL MONITORING FEE: On the first Business
                  Day of each calendar month following the Closing Date, Borrower shall pay Lender a collateral monitoring fee of Three Thousand and No/100 Dollars ($3,000) with respect to the Term Loan (pro rated for the first month, if it is a partial month), which fee shall be deemed earned at the beginning of each month; provided however, that Borrower agrees and acknowledges that such collateral monitoring fee shall be increased, on a pro rata basis, in the event that, at any time or from time to time, the aggregate amount of principal outstanding in respect of the Term Loan exceeds $2,500,000, which increase shall be in the amount of $1,000 per month for each increment or partial increment of $500,000 of Term Loan principal in excess of $2,500,000, which collateral monitoring fee hereunder shall not exceed, in any event, an aggregate of $5,000 per month.

                           (iii) COSTS AND EXPENSES: Borrower shall reimburse
                  Lender for all reasonable costs and expenses, including, without limitation, legal expenses and reasonable attorneys' fees (whether for internal or outside counsel), incurred by Lender in connection with the (i) documentation and consummation of this transaction and any other transactions between Borrower and Lender, including, without limitation, Uniform Commercial Code and other public record searches and filings, overnight courier or other express or messenger delivery, appraisal costs and surveys; (ii) collection, protection or enforcement of any rights in or to the Collateral; (iii) collection of any Obligations; and (iv) administration and enforcement of any of Lender's rights under this Agreement or any Other Agreement. Borrower shall also pay all normal service charges with respect to all accounts maintained by Borrower with Lender and any additional services requested by Borrower from Lender. All such costs, expenses and charges shall, if owed to Lender, be reimbursed by Lender and, in such event or in the event such costs and expenses are owed to Lender, shall constitute Obligations hereunder, shall be payable by Borrower to Lender on demand and, until paid, shall bear interest at the highest rate then applicable to Term Loans hereunder.

                           (iv) CAPITAL ADEQUACY CHARGE. If Lender shall have
                  determined that the adoption of any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof, or compliance by Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or governmental authority enacted after the Closing Date, does or shall have the effect of reducing the rate of return on such party's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by a material amount, then, from time to time after submission by Lender to Borrower of a written demand therefor ("CAPITAL ADEQUACY DEMAND") together with the certificate described below, Borrower shall pay to Lender such additional amount or amounts ("CAPITAL ADEQUACY CHARGE") as will compensate Lender for such reduction, such Capital Adequacy Demand to be made with reasonable promptness following such determination. A certificate of Lender claiming entitlement to payment as set forth above shall be deemed presumptively correct in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such reduction, the amount of the Capital Adequacy Charge to be paid to Lender, and the method by which such amount was determined. In determining such amount, Lender may use any reasonable averaging and attribution method, applied on a non-discriminatory basis.

                  (c) MAXIMUM INTEREST. It is the intent of the parties that the rate of interest and other charges to Borrower under this Agreement and the Other Agreements shall be lawful; therefore, if for any reason the interest or other charges payable under this Agreement are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Lender may lawfully charge Borrower, then the obligation to pay interest and other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to Borrower.

         5. COLLATERAL.

                  (a) GRANT OF SECURITY INTEREST TO LENDER. As security for the payment of all Term Loans now or in the future made by Lender to Borrower hereunder and for the payment or other satisfaction of all other Obligations, Borrower hereby assigns to Lender and grants to Lender a continuing security interest (subject only to Liens of BHF and other Permitted Liens) in the following property of Borrower, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located: (i) all Accounts and all Goods whose sale, lease or other disposition by Borrower has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, Borrower; (ii) all Chattel Paper, Instruments, Documents and General Intangibles (including, without limitation, all Intellectual Property, licenses, software, franchises, tax refund claims, claims against carriers and shippers, guarantee claims, contract rights, Payment Intangibles, security interests, security deposits and rights to indemnification); (iii) all Inventory; (iv) all Goods (other than Inventory), including, without limitation, Equipment, vehicles and Fixtures; (v) all Investment Property; (vi) all Deposit Accounts, bank accounts, deposits and cash; (vii) all Letter-of-Credit Rights; (viii) Commercial Tort Claims listed on SCHEDULE 11(b) hereto from time to time; (ix) any other property of Borrower now or hereafter in the possession, custody or control of

Lender or any agent or any parent, affiliate or subsidiary of Lender or any participant with Lender in the Loans, for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise); and (x) all additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, including, without limitation, proceeds of all insurance policies insuring the foregoing property, and all of Borrower's books and records relating to any of the foregoing and to Borrower's business. The foregoing notwithstanding, the Collateral shall not be deemed to include any right, title, interest, claim or demand of Borrower in and to any agreement, document, license or instrument which relates to the foregoing Collateral to the extent such agreement, document, license or instrument is not assignable or capable of being encumbered as a matter of law or under the terms of the agreement, document or instrument applicable thereto or such grant would result in a breach of the terms of such agreement, document, license, or instrument (but, in each case, solely to the extent that any such restriction shall be enforceable under applicable law) without the consent of the applicable party thereto, and, in each case, only to the extent that any such term would not be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code of any relevant jurisdiction.

                  (b) OTHER SECURITY. Lender, in its sole discretion, without waiving or releasing any obligation, liability or duty of Borrower under this Agreement or the Other Agreements or any Event of Default, may at any time or times hereafter, but shall not be obligated to, pay, acquire or accept an assignment of any Lien asserted by any Person in, upon or against the Collateral, provided, that Lender may take such actions with respect to Permitted Liens only after the occurrence and during the continuance of an Event of Default. All sums paid by Lender in respect thereof and all costs, fees and expenses including, without limitation, reasonable attorney fees, all court costs and all other charges relating thereto incurred by Lender shall constitute Obligations payable by Borrower to Lender on demand and, until paid, shall bear interest at the highest rate then applicable to Term Loans hereunder.

                  (c) POSSESSORY COLLATERAL. Immediately upon Borrower's receipt of any portion of the Collateral evidenced by an agreement, Instrument or Document, including, without limitation, any Tangible Chattel Paper and any Investment Property consisting of Certificated Securities, Borrower shall deliver the original thereof (i) to BHF, to hold pursuant to the terms of the Revolving Loan Agreement or any Replacement Revolving Loan Agreement, or (ii) to the extent both the Revolving Loan Agreement and Replacement Revolving Loan Agreement have been terminated, to Lender together with an appropriate endorsement or other specific evidence of assignment thereof to Lender (in form and substance acceptable to Lender). If an endorsement or assignment of any such items shall not be made for any reason, Lender is hereby irrevocably authorized, as Borrower's attorney and agent-in-fact, to endorse or assign the same on Borrower's behalf.

                  (d) ELECTRONIC CHATTEL PAPER. To the extent that Borrower obtains or maintains any Electronic Chattel Paper, Borrower shall (i) comply with Section 5(e) of the Revolving Loan Agreement or the provisions of any equivalent section of any Replacement Revolving Loan Agreement, or (ii) to the extent both the Revolving Loan Agreement and Replacement Revolving Loan Agreement have been terminated, create, store and assign the record or records comprising the Electronic Chattel Paper in such a manner that (i) a single authoritative copy of the record or records exists which is unique, identifiable and, except as otherwise provided in clauses (iv), (v) and (vi) below, unalterable, (ii) the authoritative copy identifies Lender as the assignee of the record or records, (iii) the authoritative copy is communicated to and maintained by the Lender or its designated custodian, (iv) copies or revisions that add or change an identified assignee of the authoritative copy can only be made with the participation of Lender, (v) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy that is not the authoritative copy and (vi) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

                  (e) LETTER-OF-CREDIT RIGHTS. If Borrower at any time is a beneficiary under a letter of credit now or hereafter issued in favor of Borrower, at the request and option of Lender, Borrower shall (i) comply with
Section 5(e) of the Revolving Loan Agreement or the provisions of any equivalent section of any Replacement Revolving Loan Agreement, or (ii) to the extent the Revolving Loan Agreement or Replacement Revolving Loan Agreement have been terminated, pursuant to an agreement in form and substance satisfactory to Lender, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Lender of the proceeds of any drawing under the letter of credit, or (ii) arrange for Lender to become the transferee beneficiary of the letter of credit, with Lender agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied as provided in this Agreement.

                  (f) THIRD-PARTY COLLATERAL. If Borrower shall at any time hold or acquire an interest in Collateral in the possession of a third party (other than Certificated Securities and Goods covered by a Document), Borrower shall (subject to the rights of BHF therein) promptly obtain an acknowledgment from the third party that it is holding such Collateral for the benefit of BHF and the Lender.

                  (g) DEPOSIT ACCOUNT. Borrower shall upon the request of Lender deliver to Lender (subject to the rights of BHF therein), with respect to each Deposit Account maintained by Borrower now or hereafter (other than with Lender) and that is permitted hereby, upon obtaining an interest in such Deposit Account, a deposit account control agreement in form and substance satisfactory to BHF and the Lender, executed by the financial institution at which such account is maintained, and shall take such other actions as BHF and the Lender may jointly request to ensure that Lender's security interest in such account is perfected by control as such term is used in UCC Section 9-104.

                  (h) INSURANCE PROCEEDS. The net proceeds of any casualty insurance insuring the Collateral, after deducting all costs and expenses (including attorneys' fees) of collection, shall be applied, at Lender's option (subject to the rights of BHF or any Replacement Revolving Lender therein and the use of such proceeds to first repay all Revolving Loan Obligations), either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to Lender, or, at Lender's discretion after the occurrence and during the continuance of an Event of Default, towards payment of the Obligations. Any proceeds applied to the payment of Obligations shall be applied in such manner as Lender may elect. In no event shall such application relieve Borrower from payment in full of all installments of principal and interest which thereafter become due in the order of maturity thereof.

         6. PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS THEREIN.

         Subject to the rights of BHF therein, Borrower shall, at Lender's request, at any time and from time to time, authenticate, execute and deliver to Lender such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Lender) and do such other acts and things or cause third parties to do such other acts and things as Lender may deem necessary or desirable in its sole discretion in order to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of Lender (free and clear of all other Liens, except the Liens in favor of BHF and other Permitted Liens) to secure payment of the Obligations, and in order to facilitate the collection of the Collateral. Subject to the rights of BHF in the Collateral, Borrower irrevocably hereby makes, constitutes and appoints Lender (and all Persons designated by Lender for that purpose) as Borrower's true and lawful attorney and agent-in-fact to execute and file such financing statements, documents and other agreements and instruments and do such other acts and things as may be necessary to preserve and perfect Lender's security interest in the Collateral. Borrower further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement. Borrower further ratifies and confirms the prior filing by Lender of any and all financing statements which identify the Borrower as debtor, Lender as secured party and any or all Collateral as collateral. Notwithstanding the foregoing, if at any time BHF issues to the Borrower an instruction with respect to the Collateral or BHF's rights thereunder, Borrower may, and the Lender hereby authorizes and instructs the Borrower to, follow such instruction of BHF, notwithstanding any conflict that may exist with respect to the Lender's rights in such Collateral, the Borrower's obligations hereunder or the Lender's instructions with respect thereto, and the Borrower's actions in response to such instructions of BHF shall not constitute a Default or Event of Default hereunder, so long as such compliance with BHF's instructions do not constitute a Default or Event of Default under the Revolving Loan Agreement or Replacement Revolving Loan Agreement, as applicable.

         7. POSSESSION OF COLLATERAL AND RELATED MATTERS.

         Until otherwise notified by Lender following the occurrence of an Event of Default, Borrower shall have the right, except as otherwise provided in this Agreement, in the ordinary course of Borrower's business, to (a) sell, lease or furnish under contracts of service any of Borrower's assets in the ordinary course of business; (b) use and consume any raw materials, work in process or other materials normally held by Borrower for such purpose; (c) dispose of obsolete or unuseful Equipment or other property or assets so long as all of the proceeds thereof are used for the replacement or substitution of such Equipment or other property or assets, or, if not so replaced or substituted within ninety
(90) days, paid to Lender for application to the Obligations (except for such proceeds which are required to be delivered to the holder of a Permitted Lien which is prior in right of payment); provided, however, that a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by Borrower, other than a debt secured by a Permitted Lien; (d) transfer assets to any other Borrower or Subsidiary which is a Borrower; (e) lease or sublease property; (f) sell or dispose of assets for its fair market value in an amount not to exceed $50,000 in the aggregate in any fiscal year; and (g) sell or dispose of other assets with a book value of less than $50,000 in any fiscal year.

         8. COLLECTIONS.

                  (a) Upon request of Lender and consent of BHF, and consistent with the terms of Section 8 of the Revolving Loan Agreement, Borrower shall establish and maintain a separate lockbox (the "LOCKBOX") with a United States depository institution designated from time to time by Lender (the "LOCKBOX BANK"), subject to the provisions of this Agreement for receivables from Account Debtors of Acquisition Subsidiary. Borrower shall execute with the Lockbox Bank a lockbox agreement for the Acquisition Subsidiary Account Debtor Collection Lockbox Account in form and substance acceptable to Lender, and such other agreements related to such lockbox agreement as Lender may require. Borrower shall ensure that all collections of Accounts on which Account Debtors of Acquisition Subsidiary are obligated are paid directly into the Lockbox for deposit into the Acquisition Subsidiary Account Debtor Collection Lockbox Account, and that all funds deposited into the Acquisition Subsidiary Account Debtor Collection Lockbox Account are immediately transferred into the Concentration Account described in Section 8 of the Revolving Loan Agreement.

                  (b) Intentionally Deleted.

                  (c) Notwithstanding anything in any lockbox agreement to the contrary, Borrower agrees that it shall be liable for any fees and charges in effect from time to time and charged by the Lockbox Bank in connection with the Lockboxes and Lockbox Accounts, and that Lender shall have no liability therefor. Borrower further acknowledges and agrees that, to the extent such fees and charges are not paid by Borrower directly but are satisfied using collections in the Lockbox Accounts, such fees and charges shall be deemed to be Revolving Loans made by Lender under the Revolving Loan Agreement. Borrower agrees to indemnify and hold Lender harmless from any and all liabilities, claims, losses and demands whatsoever, including reasonable attorneys' fees and expenses, arising from or relating to actions of Lender or the Lockbox Bank pursuant to this Section 8 or any lockbox agreement, other than if such liability, claim, loss or demand arises due to the gross negligence or willful misconduct of Lender or the Lockbox Bank, as determined by a court of competent jurisdiction.

                  (d) Subject to all applicable law and all rights of BHF, Lender may, at any time and from time to time after the occurrence and during the continuance of an Event of Default, whether before or after notification to any Account Debtor and whether before or after the maturity of any of the Obligations, (i) enforce collection of any of Borrower's Accounts or other amounts owed to Borrower by suit or otherwise; (ii) exercise all of Borrower's rights and remedies with respect to proceedings brought to collect any Accounts or other amounts owed to Borrower; (iii) surrender, release or exchange all or any part of any Accounts or other amounts owed to Borrower, or compromise or extend or renew for any period (whether or not longer than the original period) any Indebtedness thereunder; (iv) sell or assign any Account of Borrower or other amount owed to Borrower upon such terms, for such amount and at such time or times as Lender deems advisable; (v) prepare, file and sign Borrower's name on any proof of claim in bankruptcy or other similar document against any Account Debtor or other Person obligated to Borrower; and (vi) do all other acts and things which are necessary, in Lender's sole discretion, to fulfill Borrower's obligations under this Agreement and the Other Agreements and to allow Lender to collect the Accounts or other amounts owed to Borrower. Subject to the rights of BHF, addition to any other provision hereof, Lender may at any time, after the occurrence and during the continuance of an Event of Default, at Borrower's expense, notify Account Debtors to make payment directly to Lender of any amounts due or to become due thereunder (and once such notice has been given to an Account Debtor, Borrower shall not give any contrary instructions to such Account Debtor during the continuance of an Event of Default without Lender's prior written consent).

                  (e) On a monthly basis, Lender shall deliver to Borrower an account statement showing all Loans, charges and payments which shall be deemed final, binding and conclusive upon Borrower unless Borrower notifies Lender in writing, specifying any error therein, within thirty (30) days of the date such account statement is sent to Borrower, and any such notice shall only constitute an objection to the items specifically identified.

         9. COLLATERAL, AVAILABILITY AND FINANCIAL REPORTS AND SCHEDULES.

                  (a) BORROWING BASE REPORTS. To the extent requested by Lender from time to time Borrower shall deliver to Lender the Borrowing Base Certificate delivered to BHF in respect of the Revolving Obligations.

                  (b) MONTHLY REPORTS. After the Revolving Loan Agreement has been terminated, Borrower shall deliver to Lender, in addition to any other reports, as soon as practicable and in any event within fifteen (15) days after the end of each month, (A) a detailed trial balance of Borrower's Accounts aged by Account Debtor or payor per date of invoice, in form and substance reasonably satisfactory to Lender, including, without limitation, the names and addresses of all Account Debtors of Borrower, and (B) a summary and detail of accounts payable (such Accounts and accounts payable divided into such time intervals as Lender may require in its sole discretion), including a listing of any held checks. Prior to the termination of the Revolving Loan Agreement, Borrower shall deliver to Lender any monthly report delivered to BHF in respect of the Revolving Obligations as requested from time to time by Lender.

                  (c) FINANCIAL STATEMENTS. Borrower shall deliver to Lender the following financial information, all of which shall be prepared in accordance with GAAP consistently applied (except where such calculations otherwise require), and shall be accompanied by a certificate in the form of EXHIBIT A hereto, which compliance certificate shall include a calculation of all financial covenants contained in this Agreement, including the financial tests set forth in Section 13(j)(iii): (i) no later than fifteen (15) days after each calendar month, copies of internally prepared financial statements, including, without limitation, balance sheets and statements of income, retained earnings and cash flow of Borrower and the Acquisition Subsidiary, on a consolidated and consolidating basis certified by the Chief Financial Officer of Borrower; (ii) no later than forty-five (45) days after the end of each of the first three quarters of Borrower's Fiscal Year, copies of internally prepared financial statements, including, without limitation, balance sheets, statements of income, retained earnings, cash flows and reconciliation of surplus for Borrower and Acquisition Subsidiary, on a consolidated and consolidating basis, certified by the Chief Financial Officer of Borrower; and (iii) no later than ninety (90) days after the end of each of Borrower's Fiscal Years, audited annual consolidated and consolidating financial statements of the Borrower and the Acquisition Subsidiary, with an unqualified opinion as to the audited financial statements by independent certified public accountants selected by Borrower and reasonably satisfactory to Lender. The report of such accounts shall be accompanied by copies of any management letters sent to the Borrower by such accountants.

                  (d) ANNUAL PROJECTIONS. As soon as practicable and in any event not less than thirty (30) days prior to the beginning of each Fiscal Year, Borrower shall deliver to Lender projected balance sheets, statements of income and cash flow for each of the Borrower and the Acquisition Subsidiary on a separate basis, for each of the twelve (12) months during such Fiscal Year, which shall include the assumptions used therein, together with appropriate supporting details as reasonably requested by Lender.

                  (e) EXPLANATION OF BUDGETS AND PROJECTIONS. In conjunction with the delivery of the annual presentation of projections or budgets referred to in SUBSECTION 9(D) above, Borrower shall deliver a letter signed by the President or a Vice President of Borrower and by the Treasurer or Chief Financial Officer of Borrower, describing, comparing and analyzing, in detail, all changes and developments between the anticipated financial results included in such projections or budgets and the historical financial statements of Borrower.

                  (f) INVOICES AND BILLING STATEMENTS. After the Revolving Loan Agreement has been terminated, promptly following request therefor by Lender, Borrower shall provide copies of sales journals, cash receipt journals, and deposit slips, copies of service invoices, customer statements and credit memoranda issued, remittance advices and reports, evidence of billing and copies of shipping and delivery documents, each as applicable to Borrower.

                  (g) OBLIGOR FINANCIAL STATEMENTS AND TAX RETURNS. Borrower shall cause each Obligor to deliver to Lender such Obligor's annual financial statement (in form acceptable to Lender) and a copy of such Obligor's federal income tax return with respect to the corresponding year, in each case on the date when such tax return is due or, if earlier, on the date when available.

                  (h) OTHER INFORMATION. Promptly following request therefor by Lender, such other business or financial data, reports, appraisals and projections as Lender may reasonably request. This may include, without limitation, a monthly certificate from the President and Chief Financial Officer of Borrower showing Borrower's compliance with each of the financial covenants set forth in this Agreement, and stating whether any Event of Default has occurred or event that, with giving of notice or the passage of time, or both, would constitute an Event of Default, and if so, the steps being taken to prevent or cure such Event of Default.

                  (i) POST-CLOSING REVIEW. Within thirty (30) days after any Permitted Acquisition, Lender shall conduct (or a firm, consultant, advisor or other third party hired by the Lender), at Borrower's cost, a post-closing audit and review, which post-closing review shall include, without limitation, (i) a review of the books, records and accounting systems of Borrower, (ii) a review and final verification of all add-backs used in determining the final pro forma financial statements of Borrower, and (iii) a review of healthcare regulatory compliance matters ("POST-CLOSING REVIEW").

                  (j) PUBLIC REPORTING. Promptly upon the filing thereof, each Borrower shall deliver to Lender copies of all registration statements and annual, quarterly, monthly or other regular reports which such Borrower or any of its Subsidiaries files with the Securities and Exchange Commission, as well as promptly providing to Lender copies of any reports and proxy statements delivered to its shareholders.

         10. TERMINATION; AUTOMATIC RENEWAL; EARLY TERMINATION FEE.

                  (a) This Agreement shall be in effect for a period of three
(3) years from the Closing Date until June 16, 2007 (the "Term"), unless earlier terminated in accordance with the provisions of this Agreement; provided that all Obligations shall be due and payable upon the termination, whether by acceleration or maturity, of the Revolving Loan Agreement with BHF, unless otherwise provided herein.

                  (b) If this Agreement expires, then (i) Lender shall not make any additional Loans on or after the date identified as the date on which the Obligations are to be repaid; and (ii) this Agreement shall terminate on the date thereafter that the Obligations are paid in full. At such time as Borrower has repaid all of the Obligations and this Agreement has terminated, Borrower shall deliver to Lender an indemnification of Lender, in form and substance satisfactory to Lender, for checks which Lender has credited to Borrower's account, but which subsequently are dishonored for any reason or for automatic clearinghouse or wire transfers not yet posted to Borrower's account.

                  (c) Borrower may terminate this Agreement at any time but only upon sixty (60) days prior written notice and prepayment of all Obligations. In the event that the Term Loan (other than as a result of a mandatory prepayment pursuant to SUBSECTION 2(C)) or Revolving Loans (except in respect of the circumstances described in Section 10(e) of the Revolving Loan Agreement) are prepaid by Borrower for any reason prior to the expiration of the Term, the entire principal balance, together with all accrued and unpaid interest on any Term Loans then outstanding, shall be immediately due and payable on the effective date of such termination, together with the Make Whole Amount and all other Obligations of Borrower.

                  (d) Any prepayment of the Term Loan (other than a mandatory prepayment made pursuant to the prepayment provisions described in Section 2(c) hereof) shall also be accompanied by a prepayment fee, equal to the Make Whole Amount. The following definitions shall apply:

                           (i) "MAKE WHOLE AMOUNT" means the positive
                  difference, if any, between (x) the Remaining Payment Amount immediately prior to any prepayment of that portion of the Term Loan which is being prepaid and (y) the principal balance of the Term Loan being prepaid as of the date of any such prepayment; and

                           (ii) "REMAINING PAYMENT AMOUNT" means the sum of (x)
                  amount of each future and unpaid scheduled payment of principal and interest on the Term Loan, that would be due on or after the date of a prepayment of the Term Loan if no payment of the Term Loan were made prior to the end of the Term, PLUS (y) the amount of all Term Loan related fees which would have been earned by Lender from the date of prepayment through the end of the Term if no payment of the Term Loan were made prior to the end of the Term.

                  Lender shall provide Borrower with a written calculation of the Make Whole Amount due from Borrower hereunder, which calculation shall be presumptively correct absent manifest error.

                  (e) Borrower may prepay all of the Term Loan Obligations, without payment of a prepayment fee, upon written notice to Lender within sixty
(60) days after the end of the first year of the Term, if Lender does not fund any new Term Loan (beyond the initial Term Loan funding) during the first twelve
(12) months of the Term hereof, provided that no Default or Event of Default then exists.

                  (f) Notwithstanding the foregoing, in the event that Borrower prepays the Revolving Loan Obligations under the Revolving Loan Agreement solely as a result of the circumstances described in Section 10(e) of the Revolving Loan Agreement, and replaces the Revolving Loan Agreement with a Replacement Revolving Loan Agreement on terms and conditions satisfactory to Lender, the Term Loan may remain in place hereunder and Lender shall execute any and all documents reasonably requested by the lender or lenders under such Replacement Revolving Loan Agreement, which documents shall be satisfactory to the Lender in its sole discretion, to subordinate Lender's Lien granted pursuant to the Loan Documents to the Lien to be granted to the lender or lenders (or if a syndicated facility, agent and the lenders) under such Replacement Revolving Loan Agreement, and to otherwise place the Lender hereunder in the same position vis-a-vis such lender or lenders (or if a syndicated facility, agent and the lenders) under such Replacement Revolving Loan Agreement as the Lender holds with respect to BHF under the Revolving Loan Agreement; PROVIDED THAT, Borrower shall be permitted to replace the Revolving Loan Agreement with a Replacement Revolving Loan Agreement as permitted above only if (i) Borrower prepays the Revolving Loan Obligations under the Revolving Loan Agreement solely as a result of the circumstances described in Section 10(e) of the Revolving Loan Agreement,
(ii) no Default or Event of Default exists at the time of such prepayment, and
(iii) such lender or lenders (or if a syndicated facility, agent and the lenders) under any Replacement Revolving Loan Agreement execute an Intercreditor Agreement with Lender in form and substance acceptable to the Lender, on or before the date of such Replacement Revolving Loan Agreement; it being understood that if a Default or Event of Default exists at the time of such proposed prepayment of the Revolving Loan Obligation, then the Term Loan Obligations must be paid in full in cash as of the date of such prepayment.

         11. REPRESENTATIONS AND WARRANTIES.

         Borrower hereby represents and warrants to Lender, which representations and warranties (whether appearing in this SECTION 11 or elsewhere) shall be true at the time of Borrower's execution hereof and the closing of the transactions described herein or related hereto, shall remain true until the repayment in full and satisfaction of all the Obligations and termination of this Agreement, and shall be remade by Borrower at the time each Term Loan is made pursuant to this Agreement, provided, that representations and warranties made as of a particular date shall be true and correct as of such date.

                  (a) FINANCIAL STATEMENTS AND OTHER INFORMATION. The financial statements and other information delivered or to be delivered by Crdentia to Lender at or prior to the date of this Agreement fairly present in all material respects the financial condition of Borrowers, and there has been no material adverse change in the financial condition, the operations or any other status of Borrowers, taken as a whole, since the date of the financial statements delivered to Lender most recently prior to the date of this Agreement. All written information now or heretofore furnished by Borrower to Lender is true and correct in all material respects as of the date with respect to which such information was furnished, other than budgets and projections, which represent Borrowers' good faith estimate of the matters contained therein.

                  (b) LOCATIONS; CERTAIN COLLATERAL. The office where Borrower keeps its books, records and accounts (or copies thereof) concerning the Collateral, Borrower's principal place of business and all of Borrower's other places of business, locations of Collateral and post office boxes and locations of bank accounts are as set forth in SCHEDULE 11(b) and at other locations within the continental United States of which Lender has been advised by Borrower in accordance with SUBSECTION 12(b)(i). The Collateral, including, without limitation, the Equipment (except any part thereof which Borrower shall have advised Lender in writing consists of Collateral normally used in more than one state) is kept, or, in the case of vehicles, based, only at the addresses set forth on SCHEDULE 11(b), and at other locations within the continental United States of which Lender has been advised by Borrower in writing in accordance with SUBSECTION 12(b)(i) hereof. SCHEDULE 11(b) hereto contains a complete listing of all of the following assets of Borrower as of the Closing
Date: (a) Intellectual Property which is subject to registration statutes and licenses of Intellectual Property to which Borrower is a party (whether as licensor or licensee), (b) Instruments (other than Instruments deposited for collection in the ordinary course of business), (c) Deposit Accounts, (d) Investment Property, (e) Letter-of-Credit Rights, (f) Chattel Paper, (g) Documents, (h) Commercial Tort Claims, (i) Collateral which is subject to certificate of title statutes, and (j) tangible Collateral located with any bailee, warehousemen or other third parties.

                  (c) LOANS BY BORROWER. Borrower has not made any loans or advances to any Affiliate or other Person except for advances authorized hereunder to employees, officers and directors of Borrower for travel and other expenses arising in the ordinary course of Borrower's business.

                  (d) [LEFT BLANK].

                  (e) LIENS. Borrower is the lawful owner of all Collateral now purportedly owned or hereafter purportedly acquired by Borrower, free from all Liens, other than the Liens in favor of BHF and other Permitted Liens.

                  (f) ORGANIZATION, AUTHORITY AND NO CONFLICT. Borrower is a corporation or limited partnership, duly organized, validly existing and in good standing in the State of its organization, its state organizational identification number is as set forth on the Information Certificate and Borrower is duly qualified and in good standing in all states where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary or, if Borrower is not so qualified, Borrower may cure any such failure without losing any of its rights, incurring any Liens or material penalties, or otherwise affecting Lender's rights. Borrower has the right and power and is duly authorized and empowered to enter into, execute and deliver this Agreement and the Other Agreements and perform its obligations hereunder and thereunder. Borrower's execution, delivery and performance of this

Agreement and the Other Agreements do not conflict with the provisions of the organizational documents of Borrower, any statute, regulation, ordinance or rule of law, or any agreement, contract or other document which may now or hereafter be binding on Borrower, except for conflicts with agreements, contracts or other documents which would not have a Material Adverse Effect on Borrower, and Borrower's execution, delivery and performance of this Agreement and the Other Agreements shall not result in the imposition of any Lien upon any of Borrower's property (other than Permitted Liens) under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument by which Borrower or any of its property may be bound or affected.

                  (g) LITIGATION. Except as disclosed to Lender on SCHEDULE 11(g) hereto, as of the Closing Date there are no actions or proceedings which are pending or, to the best of Borrower's knowledge, threatened in writing against Borrower, which are, reasonably likely to have a Material Adverse Effect on Borrower.

                  (h) COMPLIANCE WITH LAWS AND MAINTENANCE OF PERMITS. Borrower has obtained all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would have a Material Adverse Effect on Borrower. Borrower is in compliance in all material respects with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, Environmental Laws and statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, ERISA or employee health and safety) the failure to comply with which would have a Material Adverse Effect on Borrower.

                  (i) AFFILIATE TRANSACTIONS. Except as set forth on SCHEDULE 11(i) hereto or as permitted pursuant to SUBSECTION 11(c) and SUBSECTION 13(h) hereof, Borrower is not conducting, permitting or suffering to be conducted, transactions with any Affiliate other than transactions with Affiliates for the purchase or sale of Inventory or services in the ordinary course of business pursuant to terms that are no less favorable to Borrower than the terms upon which such transactions would have been made had they been made to or with a Person that is not an Affiliate.

                  (j) NAMES AND TRADE NAMES. Borrower's name, for the past five years, has always been as set forth on the first page of this Agreement and Borrower uses no trade names, assumed names, fictitious names or division names in the operation of its business, except as set forth on SCHEDULE 11(j) hereto.

                  (k) EQUIPMENT. Except for Liens in favor of BHF and other Permitted Liens, Borrower has good and indefeasible and merchantable title to and ownership of all Equipment. No Equipment is a Fixture to real estate unless such real estate is owned by Borrower and is subject to a mortgage in favor of Lender (subject to the rights of BHF) or, if such real estate is leased, is subject to a landlord's agreement in favor of (subject to the rights of BHF) Lender on terms acceptable to Lender, or an accession to other personal property unless such personal property is subject to a second priority Lien in favor of Lender (subject to the rights of BHF).

                  (l) ENFORCEABILITY. This Agreement and the Other Agreements to which Borrower is a party are the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                  (m) SOLVENCY. Borrowers on a consolidated basis are, after giving effect to the transactions contemplated hereby, solvent, able to pay their debts as they become due, have capital sufficient to carry on their business, now own property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay their debts, and will not be rendered insolvent by the execution and delivery of this Agreement or any of the Other Agreements or by completion of the transactions contemplated hereunder or thereunder.

                  (n) INDEBTEDNESS. Except as set forth on SCHEDULE 11(n) hereto, Borrower is not obligated (directly or indirectly) for any Indebtedness other than the Loans and Indebtedness to BHF, and SCHEDULE 11(n) hereto describes all Indebtedness of the Borrower existing as of the Closing Date, including, without limitation, any Indebtedness permitted under Section 13(a) outstanding as of the Closing Date.

                  (o) MARGIN SECURITY AND USE OF PROCEEDS. Borrower does not own any margin securities, and none of the proceeds of the Term Loans hereunder shall be used for the purpose of purchasing or carrying any margin securities or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase any margin securities or for any other purpose not permitted by Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  (p) PARENT, SUBSIDIARIES AND AFFILIATES. Except as set forth on SCHEDULE 11(p) hereto or as otherwise permitted hereunder, including under
Section 13(c) hereof, Borrower has no Parents, Subsidiaries or other Affiliates, nor is Borrower engaged in any joint venture or partnership with any other Person.

                  (q) NO DEFAULTS. Except as set forth on Schedule 11(q) hereto, Borrower is not in default under any material contract, lease or commitment to which it is a party or by which it is bound, nor does Borrower know of any dispute regarding any contract, lease or commitment which would have, in either case, a Material Adverse Effect on Borrower.

                  (r) EMPLOYEE MATTERS. As of the Closing Date, there are no controversies pending or threatened between Borrower and any of its employees, agents or independent contractors, other than employee grievances arising in the ordinary course of business which would not, in the aggregate, have a Material Adverse Effect on Borrower, and Borrower is in compliance with all federal and state laws respecting employment and employment terms, conditions and practices except for such noncompliance which would not have a Material Adverse Effect on Borrower.

                  (s) INTELLECTUAL PROPERTY. Borrower possesses adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and trade names to continue to conduct its business as heretofore conducted by it except to the extent that the failure to possess such items would not have a Material Adverse Effect on Borrower.

                  (t) ENVIRONMENTAL MATTERS. Except as set forth on SCHEDULE 11(t) hereto, Borrower has not generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which at any time violates in any material respect any Environmental Law, or any license, permit, certificate, approval or similar authorization thereunder, and the operations of the Borrower comply in all material respects with all Environmental Laws and all licenses, permits, certificates, approvals and similar authorizations thereunder. There has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other Person, nor is any pending or, to the best of the Borrower's knowledge, threatened with respect to any non-compliance with or violation of the requirements of any Environmental Law by the Borrower or the release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter which would have a Material Adverse Effect on Borrower or its business, operations or assets or any properties at which the Borrower has transported, stored or disposed of any Hazardous Materials. Borrower has no material liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials.

                  (u) ERISA MATTERS. Borrower has paid and discharged all obligations and liabilities arising under ERISA of a character which, if unpaid or unperformed, might result in the imposition of a Lien against any of its properties or assets.

                  (v) REIMBURSEMENT. Borrower has provided to Lender copies of all service contracts with Account Debtors, to the extent required by the Lender. Borrower is in compliance in all material respects with such contracts and is entitled to reimbursement under such contracts.

                  (w) COMPLIANCE WITH HEALTHCARE REGULATIONS.

                           (i) Borrower is not subject to compliance with any
                  Healthcare Regulations, including without limitation, the Federal Anti-Kickback Statute (42 U.S.C. ss. 1320a-7b), the False Claims Act (31 U.S.C. ss.ss. 3729 et seq.), the Health Insurance Portability and Accountability Act of 1996 (Pub. L. No. 104-191, 110 Stat. 1936 (1996)) and the federal physician self-referral laws (42 U.S.C. ss. 1395nn);

                           (ii) Borrower has obtained all necessary licenses and
                  accreditations to operate its business as now conducted, and currently is in compliance with all statutory and regulatory requirements applicable to it, the failure of which would have a Material Adverse Effect upon Borrower; and

                           (iii) All persons providing professional health care
                  services for or on behalf of Borrower (either as an employee or independent contractor) are appropriately licensed in every jurisdiction in which they hold themselves out as professional health care providers.

                  (x) IMMIGRATION MATTERS. Borrower has complied with applicable United States immigration law requirements, including without limitation the Illegal Immigration Reform and Immigrant Responsibility Act of 1996 (Pub. L. No. 104-193), as such laws apply to Borrower's recruitment of international temporary professional health care service providers.

                  (y) LICENSES, PERMITS, ETC. Borrower has all necessary federal, state and local licenses, permits, registrations, certifications and other approvals required in order to conduct any healthcare activity in which it is currently engaged; the failure of Borrower to have such licenses, permits, registrations, certifications and other approvals would have a Material Adverse Effect on the Borrower and any Person that provides any healthcare services for or on behalf of Borrower (either as an employee or independent contractor) holds the required federal, state and local licenses that are necessary to legally perform such services and are not suspended or limited in any way; and, except as set forth on Schedule 11(y) hereto, Borrower is in good standing with the respective governmental, quasi-governmental and other third party payors and regulatory agencies that are involved in such healthcare activities.

                  (z) COLLECTIVE ENTERPRISE. Borrowers are engaged in the businesses of providing staffing in the healthcare industry as of the Closing Date, as well as in certain other businesses. These operations require financing on a basis such that the credit supplied can be made available from time to time to Borrowers, as required for the continued successful operation of Borrowers taken as a whole. Borrowers have requested the Lender make credit available hereunder primarily for the purposes of SUBSECTION 12(g) and generally for the purposes of financing the operations of Borrowers. Each Borrower expects to derive benefit (and the Board of Directors of each Borrower has determined that such Borrower may reasonably be expected to derive benefit), directly or indirectly, from a portion of the credit extended by Lender hereunder, both in its separate capacity and as a member of the group of companies, since the successful operation and condition of each Borrower is dependent on the continued successful performance of the functions of the group as a whole. Each Borrower acknowledges that, but for the agreement of each of the other Borrowers to execute and deliver this Agreement, Lender would not have made available the credit facilities established hereby on the terms set forth herein.

                  (aa) ACQUISITION. The Acquisition has been consummated pursuant to the terms of the Acquisition Documents and in compliance with all applicable laws. Borrower has provided to Lender complete copies of the Acquisition Documents, including all schedules, exhibits and disclosure letters referred to therein or delivered pursuant thereto, if any, and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the term thereof. None of such agreements and documents has been amended or supplemented, nor have any of the provisions thereof been waived by the parties thereto, except pursuant to a written agreement or agreement which has heretofore been delivered to the Lender.

                  (bb) CERTAIN FINANCIAL INFORMATION. The following have been delivered to Lender as of the Closing Date: (i) internally prepared financial statements of Borrower for the most recent month end and (ii) projections in form and detail satisfactory to Lender giving effect to each Permitted Acquisition.

         12. AFFIRMATIVE COVENANTS.

         Until payment and satisfaction in full of all Obligations and termination of this Agreement, unless Borrower obtains Lender's prior written consent waiving or modifying any of Borrower's covenants hereunder in any specific instance, Borrower covenants and agrees as follows:

                  (a) MAINTENANCE OF RECORDS. Borrower shall at all times keep accurate and complete books, records and accounts with respect to all of Borrower's business activities, in accordance with sound accounting practices and GAAP consistently applied, and shall keep such books, records and accounts, and any copies thereof, only at the addresses indicated for such purpose on
SCHEDULE 11(b) or such other location that is notified to Lender in writing.

                  (b) NOTICES. Borrower shall:

                           (i) LOCATIONS. Promptly (but in no event less than
                  ten (10) days prior to the occurrence thereof) notify Lender of the proposed opening of any new place of business or new location of Collateral, the closing of any existing place of business or location of Collateral, any change of the location of Borrower's books, records and accounts (or copies thereof), the opening or closing of any post office box, the opening or closing of any bank account or, if any of the Collateral consists of Goods of a type normally used in more than one state, the use of any such Goods in any state other than a state in which Borrower has previously advised Lender that such Goods will be used.

                           (ii) LITIGATION AND PROCEEDINGS. Promptly upon
                  becoming aware thereof (but in no event later than three (3) days after so becoming aware), notify Lender of (i) any actions or proceedings that are greater than $50,000, individually or in the aggregate, which are pending or threatened against Borrower and (ii) any Commercial Tort Claims of Borrower which may arise which involve an amount in controversy in excess of Fifty Thousand and No/100 Dollars ($50,000.00), which notice shall constitute Borrower's authorization to amend SCHEDULE 11(b) to add such Commercial Tort Claim

                           (iii) NAMES AND TRADE NAMES. Notify Lender within ten
                  (10) days of the change of its name or the use of any trade name, assumed name, fictitious name or division name not previously disclosed to Lender in writing.

                           (iv) ERISA MATTERS. Promptly notify Lender of (x) the
                  occurrence of any "reportable event" (as defined in ERISA) which might result in the termination by the Pension Benefit Guaranty Corporation (the "PBGC") of any employee benefit plan ("PLAN") covering any officers or employees of the Borrower, any benefits of which are, or are required to be, guaranteed by the PBGC, (y) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor or (z) its intention to terminate or withdraw from any Plan.

                           (v) ENVIRONMENTAL MATTERS. Immediately notify Lender
                  upon becoming aware of any investigation, proceeding, complaint, order, directive, claim, citation or notice with respect to any noncompliance with or violation of the requirements of any Environmental Law by Borrower or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter which affects Borrower or its business operations or assets or any properties at which Borrower has transported, stored or disposed of any Hazardous Materials unless the foregoing could not reasonably be expected to have a Material Adverse Effect on Borrower.

                           (vi) DEFAULT; MATERIAL ADVERSE CHANGE. Promptly
                  advise Lender of any material adverse change in the business, property, assets, prospects, operations or condition, financial or otherwise, of Borrower, the occurrence of any Default or Event of Default hereunder or the occurrence of any event which, if uncured, will become an Event of Default after notice or lapse of time (or both).

                           (vii) SUBORDINATED DEBT. Promptly advise Lender of
                  any default or any event which, with the giving of notice or lapse of time, or both, would constitute a default, under any subordination agreement relative to Subordinated Debt, or any agreement, instrument or document evidencing or relating to any Subordinated Debt, and a certificate of a authorized officer of Borrower specifying the nature thereof and Borrower's proposed response thereto, in reasonable detail.

All of the foregoing notices shall be provided by Borrower to Lender in writing.

                  (c) COMPLIANCE WITH LAWS AND MAINTENANCE OF PERMITS. Borrower shall maintain all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would have a Material Adverse Effect on Borrower, and Borrower shall remain in compliance with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, Environmental Laws and statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, ERISA or employee health and safety) the failure with which to comply would have a Material Adverse Effect on Borrower. Following any determination by Lender that there is noncompliance, or any condition which requires any action by or on behalf of Borrower in order to avoid noncompliance, with any Environmental Law, at Borrower's expense, cause an independent environmental engineer acceptable to Lender to conduct such tests of the relevant site(s) as are appropriate and prepare and deliver a report setting forth the results of such tests, a proposed plan for remediation and an estimate of the costs thereof.

                  (d) INSPECTION AND AUDITS. Upon five (5) Business Days prior written notice so long as no Default or Event of Default exists, Borrower shall permit Lender, or any Persons designated by it, to call at Borrower's places of business at any reasonable times during normal business hours and, without hindrance or delay, to inspect the Collateral and to inspect, audit, check and make extracts from Borrower's books, records, journals, orders, receipts and any correspondence and other data relating to Borrower's business, the Collateral or any transactions between the parties hereto, and shall have the right to make such verification concerning Borrower's business as Lender may consider reasonable under the circumstances. Borrower shall furnish to Lender such information relevant to Lender's rights under this Agreement and the Other Agreements as Lender shall at any time and from time to time request. Lender, through its officers, employees or agents, shall have the right, at any time and from time to time, in Lender's name, to verify the validity, amount or any other matter relating to any of Borrower's Accounts, by mail, telephone, telecopy, electronic mail or otherwise, provided that, prior to the occurrence of an Event of Default, Lender shall conduct such verification in the name of a nominee of Lender or in Borrower's name. Borrower authorizes Lender to discuss the affairs, finances and business of Borrower with any officers, employees or directors of Borrower or with its Parent or any Affiliate or the officers, employees or directors of its Parent or any Affiliate, and to discuss the financial condition of Borrower with Borrower's independent public accountants, which shall be attended by a representative of Borrower. Any such discussions shall be without liability to Lender or to Borrower's independent public accountants. Borrower shall pay to Lender all customary fees (currently Eight Hundred Fifty and No/100 Dollars ($850.00) per person, per day) and all reasonable costs and out-of-pocket expenses incurred by Lender in the exercise of its rights hereunder, and all of such fees, costs and expenses shall constitute Obligations hereunder, shall be payable on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder; PROVIDED, HOWEVER, that so long as no Event of Default has occurred, Borrower shall not pay for more than four (4) audits in any Fiscal Year, except for (i) a one-time spot check within 60 days of the Closing Date, or (ii) any audits of a Target in connection with a proposed Acquisition.

                  (e) INSURANCE. Borrower shall:

                           (i) Keep the Collateral properly housed and insured
                  for the full insurable value thereof against loss or damage by fire, theft, explosion, sprinklers, collision (in the case of motor vehicles) and such other risks as are customarily insured against by Persons engaged in businesses similar to that of Borrower, with such companies, in such amounts, with such deductibles and under policies in such form as shall be reasonably satisfactory to BHF and Lender). Certificates of insurance or, if requested by Lender, original (or certified) copies of such policies of insurance have been or shall be, within ninety (90) days after the Closing Date, delivered to Lender, together with evidence of payment of all premiums therefor, and shall contain an endorsement, in form and substance acceptable to Lender, showing loss under such insurance policies payable to BHF and Lender, as their interests appear. Such endorsement, or an independent instrument furnished to Lender, shall provide that the insurance company shall give Lender at least thirty (30) days' written notice before any such policy of insurance is altered or canceled (ten (10) days for non-payment of premiums) and that no act, whether willful or negligent, or default of Borrower or any other Person shall affect the right of Lender to recover under such policy of insurance in case of loss or damage. In addition, Borrower shall cause to be executed and delivered to BHF and the Lender, as their interests may appear, an assignment of proceeds of its business interruption insurance policies. Borrower hereby directs all insurers under all policies of insurance to pay all proceeds payable thereunder directly to BHF and the Lender, as their interests may appear. Subject to the rights of BHF in and to the Collateral and insurance proceeds, Borrower irrevocably makes, constitutes and appoints Lender (and all officers, employees or agents designated by Lender) as Borrower's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and making all determinations and decisions with respect to such policies of insurance, provided however, that if no Event of Default shall have occurred and is continuing, Borrower may make, settle and adjust claims involving less than $100,000.00 in the aggregate without Lender's consent.

                           (ii) Maintain, at its expense, such public liability
                  and third-party property damage insurance as is customary for Persons engaged in businesses similar to that of Borrower with such companies and in such amounts with such deductibles and under policies in such form as shall be reasonably satisfactory to Lender and certificates of insurance or, if requested by Lender, original (or certified) copies of such policies have been or shall be, within ninety (90) days after the Closing Date, delivered to Lender, together with evidence of payment of all premiums therefor; each such policy shall contain an endorsement showing Lender as additional insured thereunder and providing that the insurance company shall give Lender at least thirty (30) days' written notice before any such policy shall be altered or canceled.

If Borrower at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium relating thereto, then Lender, without waiving or releasing any obligation or default by Borrower hereunder, may (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premiums and take such other actions with respect thereto as Lender deems advisable. Such insurance, if obtained by Lender, may, but need not, protect Borrower's interests or pay any claim made by or against Borrower with respect to the Collateral. Such insurance may be more expensive than the cost of insurance Borrower may be able to obtain on its own and may be cancelled only upon Borrower providing evidence that it has obtained the insurance as required above. All sums disbursed by Lender in connection with any such actions, including, without limitation, court costs, expenses, other charges relating thereto and reasonable attorneys' fees, shall constitute Loans hereunder, shall be payable on demand by Borrower to Lender and, until paid, shall bear interest at the highest rate then applicable to Term Loans hereunder.

                  (f) COLLATERAL. Borrower shall keep the Collateral in good condition, repair and order and shall make all necessary repairs to the Equipment and replacements thereof so that the operating efficiency and the value thereof shall at all times be preserved and maintained in all material respects. Borrower shall permit Lender to examine any of the Collateral at any time during normal business hours (so long as no Default or Event of Default exists) and wherever the Collateral may be located and, Borrower shall, promptly upon request therefor by Lender, deliver to Lender any and all evidence of ownership of any of the Collateral. Borrower shall, at the request of Lender, indicate on its records concerning the Collateral a notation, in form satisfactory to Lender, of the security interest of BHF and the Lender hereunder. If, prior to the termination of this Agreement, Borrower shall obtain rights to any new Collateral of the type described in the last sentence of SUBSECTION 11(b), Borrower shall notify Lender in writing (with reasonable detail) of such changes at least once every thirty (30) days. Borrower hereby authorizes Lender to unilaterally modify this Agreement by amending SCHEDULE 11(b) to include any such Collateral. Notwithstanding the foregoing, Borrower hereby agrees that Lender's security interest shall extend to all such Collateral, regardless of whether Lender actually amends SCHEDULE 11(b).

                  (g) USE OF PROCEEDS. All monies and other property obtained by Borrower from Lender pursuant to this Agreement shall be used solely for (i) payment of a portion of the purchase price for certain Permitted Acquisitions plus transaction fees and expenses related thereto, and (ii) business purposes of Borrower.

                  (h) TAXES. Borrower and any other Obligor shall file all required tax returns and pay all of its taxes when due, subject to any extensions granted by the applicable taxing authority, including, without limitation, taxes imposed by federal, state or municipal agencies, and shall cause any Liens for taxes to be promptly released; provided, that Obligor shall have the right to contest the payment of such taxes in good faith by appropriate proceedings so long as (i) the amount so contested is shown on Obligor's financial statements; and (ii) the contesting of any such payment does not impair the enforceability, validity or priority of the Lender's Liens. If Obligor fails to pay any such taxes and in the absence of any such contest by Obligor, Lender may (but shall be under no obligation to) advance and pay any sums required to pay any such taxes and/or to secure the release of any Lien therefor, and any sums so advanced by Lender shall constitute Term Loans hereunder, shall be payable by Obligor to Lender on demand and, until paid, shall bear interest at the highest rate then applicable to Term Loans hereunder.

                  (i) INTELLECTUAL PROPERTY. Borrower shall maintain adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and trade names to continue its business as heretofore conducted by it or as hereafter conducted by it unless the failure to maintain any of the foregoing could not reasonably be expected to have a Material Adverse Effect on Borrower.

                  (j) STAFFING CONTRACTS. Borrower shall promptly provide true and complete copies to Lender of all material staffing or similar contracts and, to the extent requested by Lender, deliver to Lender a collateral assignment agreement with respect to such contracts.

                  (k) BILLING AND COLLECTION SYSTEM ACCESS. After the Closing Date and, if feasible based on Borrower's accounting system, Borrower shall provide electronic access to Lender to its billing and collection system, on a read-only basis, for purposes of permitting Lender to inspect and verify billing and collections transactions and related data in connection with the Collateral, from time to time.

                  (l) INTEGRATION OF SYSTEMS Within thirty (30) days after the Closing Date, Borrower shall fully integrate the accounting and billing systems of Care Pros Staffing, Inc. and Arizona Home Health Care / Private Duty, Inc. onto the Crdentia accounting and billing system. Within sixty (60) days of the Closing Date, Borrower shall have integrated the Closing Date Permitted Acquisitions into Borrower's accounting system and general ledger.

                  (m) SUBORDINATION AGREEMENT. On or before October 31, 2004, Borrower shall deliver to Lender a Subordination Agreement executed by Cindy Permenter, in form and substance acceptable to Lender, with respect to the Indebtedness (i) under that certain convertible subordinated promissory note dated December 2, 2003 in the original principal amount of $2,525,000 made payable to Professional Staffing Services, Inc. and (ii) under that certain convertible subordinated promissory note dated December 2, 2003 in the original principal amount of $200,000 made payable to Professional Staffing Services, Inc. and Nursing Services Registry of Savannah, Inc.

         13. NEGATIVE COVENANTS.

         Until payment and satisfaction in full of all Obligations and termination of this Agreement, unless Borrower obtains Lender's prior written consent waiving or modifying any of Borrower's covenants hereunder in any specific instance, Borrower agrees as follows:

                  (a) INDEBTEDNESS. Borrower shall not create, incur, assume or become obligated (directly or indirectly), for any Indebtedness for Borrowed Money other than the Term Loans and the Revolving Loans, except that Borrower may (i) maintain its present Indebtedness listed on SCHEDULE 11(n) hereto and, if the Revolving Loan Agreement is replaced by a Replacement Revolving Loan Agreement, the Indebtedness thereunder; and (ii) incur purchase money Indebtedness or Capital Lease Obligations in connection with Capital Expenditures permitted pursuant to SECTION 14 hereof. Borrower shall not incur any Subordinated Debt without the prior written consent of Lender (which shall include an indefinite standstill of remedies and payment blockage rights during any Event of Default), nor during the existence of an Event of Default, make any payment of any part or all of any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with any subordination agreement relative thereto or the subordination provisions thereof or hereof, or grant any Liens on any of its assets to secure such Subordinated Debt, or amend or modify any agreement, instrument or document evidencing or relating to any Subordinated Debt after Lender consents thereto.

                  (b) LIENS. Borrower shall not grant or permit to exist (voluntarily or involuntarily) any Lien on any of its assets, other than Permitted Liens.

                  (c) MERGERS, SALES, ACQUISITIONS, SUBSIDIARIES AND OTHER TRANSACTIONS OUTSIDE THE ORDINARY COURSE OF BUSINESS.

                           (i) Borrower shall not, without the prior written
                  consent of Lender: (A) enter into any merger or consolidation; PROVIDED that (i) any Borrower which is a Borrower as of the Closing Date may merge with and into Crdentia so long as Crdentia is the surviving entity, and (ii) any Borrower other than Crdentia which is a Borrower as of the Closing Date may merge with another Borrower other than Crdentia which is a Borrower as of the Closing Date, (B) change the state of Borrower's organization or enter into any transaction which has the effect of changing Borrower's state of organization, except in connection with a merger permitted in clause (A) above; (C) sell, lease or otherwise dispose of any of its assets other than in the ordinary course of business or as permitted under Section 7; (D) purchase the stock, other equity interests or all or a material portion of the assets of any Person or division of such Person; or (E) enter into any other transaction outside the ordinary course of Borrower's business, including, without limitation, any purchase, redemption or retirement of any shares of any class of its stock or any other equity interest, and any issuance of any shares of, or warrants or other rights to receive or purchase any shares of, any class of its stock or any other equity interest, subject to clause (iii) below.

                           (ii) Borrower shall not form any new Subsidiaries or
                  enter into any joint ventures or partnerships with any other Person, without the prior written consent of Lender unless (A)

                  Crdentia (or such other Borrower) pledges all of the equity interests of such new Subsidiary to Lender, and (B) such entity enters into a joinder agreement or similar agreement in which such entity becomes a party to this Agreement, jointly and severally liable for the Obligations and pledges to Lender all of its assets as Collateral hereunder.

                           (iii) Notwithstanding the provisions of Section
                  13(c)(i)(A) above, Crdentia may enter into certain Permitted Acquisitions with the prior written consent of Lender in its sole discretion.

                  (d) DIVIDENDS AND DISTRIBUTIONS. No Borrower shall declare or pay any dividend or other distribution (whether in cash or in kind) on any class of its stock (if Borrower is a corporation) or on account of any equity interest in Borrower (if Borrower is a partnership, limited liability company or other type of entity) to any Person; PROVIDED, THAT (i) any Borrower may pay a dividend or other distribution (whether in cash or in kind) on any class of its stock (if Borrower is a corporation) or on account of any equity interest in Borrower (if Borrower is a partnership, limited liability company or other type of entity) to Crdentia to pay professional fees, franchise taxes and other ordinary course of business operating expenses incurred by Crdentia solely in its capacity as parent corporation of Borrower, (ii) any Borrower which exists as of the Closing Date may pay a dividend or other distribution (whether in cash or in kind) on any class of its stock (if Borrower is a corporation) or on account of any equity interest in Borrower (if Borrower is a partnership, limited liability company or other type of entity) to another Borrower, (iii) any Borrower which is not a Borrower as of the Closing Date may pay a dividend or other distribution to Borrower (whether in cash or in kind) on any class of its stock (if Borrower is a corporation) or on account of any equity interest in Borrower (if Borrower is a partnership, limited liability company or other type of entity) so long as (x) no Default or Event of Default exists or results from such dividend or distribution, (y) Borrowers shall be in compliance with all financial covenants set forth in SECTION 14 hereof, and (z) Borrower has $250,000 of Excess Availability under the Revolving Loan Agreement or any Replacement Revolving Loan Agreement after giving effect to such dividend or other distribution, and (iv) Crdentia may pay customary stock dividends to holders of its Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock.

                  (e) INVESTMENTS; LOANS. Borrower shall not purchase or otherwise acquire, or contract to purchase or otherwise acquire, the obligations or stock of any Person, other than investments in the stock of a Borrower, investments in connection with Permitted Acquisitions under SECTIONS 2(b) and 13(c)(iii), direct obligations of the United States or of any State of the United States or political subdivision thereof, obligations insured by the Federal Deposit Insurance Corporation and obligations unconditionally guaranteed by the United States or of any State of the United States or political subdivision thereof; nor shall Borrower lend or otherwise advance funds to any Person except for advances made to employees, officers and directors for travel and other expenses and extensions of credit to customers arising in the ordinary course of business.

                  (f) FUNDAMENTAL CHANGES, LINE OF BUSINESS. Borrower shall not enter into a new line of business materially different from Borrower's current business. Borrower further agrees that no Borrower shall amend its organizational documents or change its Fiscal Year if such actions (i) would have a Material Adverse Effect on the Borrower; (ii) would affect the obligations of Borrower to Lender; or (iii) would affect the interpretation of any of the terms of this Agreement or the Other Agreements unless Lender has provided written consent after receiving not less than thirty (30) days' prior written notice of such actions

                  (g) EQUIPMENT. Borrower shall not (i) permit any Equipment to become a Fixture to real property unless such real property is owned by Borrower and is subject to a mortgage in favor of Lender or, if such real estate is leased, is subject to a landlord's agreement in favor of Lender on terms acceptable to Lender, or (ii) permit any Equipment to become an accession to any other personal property unless such personal property is subject to a first priority Lien in favor of Lender.

                  (h) AFFILIATE TRANSACTIONS. Except as set forth on SCHEDULE 11(i) hereto or as permitted pursuant to SUBSECTION 11(c) hereof, Borrower shall not conduct, permit or suffer to be conducted, transactions with Affiliates other than (i) investments by Affiliates in a Borrower; (ii) the provision of employment, management and consulting services approved by Borrower's compensation committee; and (iii) other transactions for the purchase or sale of Inventory or services in the ordinary course of business pursuant to terms that are no less favorable to Borrower than the terms upon which such transactions would have been made had they been made to or with a Person that is not an Affiliate.

                  (i) SETTLING OF ACCOUNTS. Borrower will not make without concurrent written notice provided to Lender, any agreement with any Account Debtor for any extension of the time for payment of the Account, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefore, or any deduction therefrom except a discount or allowance for prompt or early payment allowed by Borrower in the ordinary course of its business consistent with its historical practices and as disclosed to Lender in writing; PROVIDED, that following the occurrence and during the continuance of a Default an Event of Default, Borrower shall not settle or adjust any Account without the consent of Lender.

                  (j) RESTRICTED PAYMENTS. Until the termination of this Agreement, Borrower shall not make any direct or indirect payment or prepayment, in cash, in kind, or otherwise, with respect to the following Indebtedness, except as provided in clauses (i), (ii) and (iii) below:

                           (i) SELLER NOTES. Scheduled payments of principal and
                  interest under any Seller Note or other instrument of Subordinated Debt may be paid if, and only to the extent that, at the time of any such payment no Event of Default then exists or would result from the making of such payment;

                           (ii) MANAGEMENT/ADVISORY FEES. Scheduled payments in
                  respect of any management fees, advisory fees or similar fees payable by any Borrower to any other Borrower may be paid if, and only to the extent that, at the time of any such payment no Event of Default described in this Agreement then exists or would result from the making of such payment; and

                           (iii) SUBORDINATED DEBT. Scheduled payments in
                  respect of Subordinated Debt may be made only if either: (a) the Borrowers have Excess Availability under the Revolving

                  Loan Agreement or any Replacement Revolving Loan Agreement of $500,000, or (b) the Borrower (in the aggregate) have a ratio of Operating Cash Flow to Total Debt Service of at least 1.00 to 1.00 as a result of such Subordinated Debt payment.

                  (k) RESTRICTED LOCATIONS. Borrower shall not move any of its books or records or any of its other assets of any kind to its offices located at (i) 3000 S. 31st St. #301, Temple, Arizona 76502 or (ii) 5151 E. Broadway #1530, Tucson, Arizona 85711.

         14. FINANCIAL COVENANTS.

         Borrower shall maintain and keep in full force and effect each of the financial covenants set forth below:

                  (a) TANGIBLE NET WORTH. Borrower's Tangible Net Worth, on a Crdentia Proper Consolidated Basis, shall not at any time be less than the Minimum Tangible Net Worth; "MINIMUM TANGIBLE NET WORTH" being defined for purposes of this Subsection as (i) $(1,500,000) at all times from the Closing Date through September 30, 2004 and (ii) thereafter, from the last day of each fiscal quarter of the Crdentia Proper Borrowers through the day prior to the last day of each immediately succeeding fiscal quarter of the Crdentia Proper Borrowers, the Minimum Tangible Net Worth during the immediately preceding period plus seventy-five percent (75%) of the Crdentia Proper Borrowers' net income (but without reduction for any net loss) for the Fiscal Year ending on the first day of such period as reflected on the Crdentia Proper Borrowers' s audited year end financial statement; and "Tangible Net Worth" being defined for purposes of this Subsection as the Crdentia Proper Borrowers' shareholders' equity (including retained earnings) LESS the book value of all intangible assets of the Crdentia Proper Borrowers as determined solely by Lender on a consistent basis PLUS the amount of any Subordinated Debt, all as determined under GAAP applied on a basis consistent with the financial statement dated March 31, 2004 except as set forth herein;

                  (b) SENIOR DEBT SERVICE COVERAGE RATIO. As of the last day of each applicable period, the ratio of the Borrower's Operating Cash Flow, on a Crdentia Proper Consolidated Basis, to Borrower's Senior Debt Service, on a Crdentia Proper Consolidated Basis, for each period set forth below (which ratio shall be tested as of the last day of each such period) must be at least the following:

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                                                 SENIOR DEBT SERVICE
          TIME FRAME                    DATE TESTED                COVERAGE RATIO                  BASED ON
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         1/31/05                      1.00 to 1.00                 Monthly
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         2/28/05                      1.00 to 1.00                 Monthly
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         3/31/05                      1.00 to 1.00                 Trailing 3 months
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         4/30/05                      1.00 to 1.00                 Trailing 4 months
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         5/31/05                      1.00 to 1.00                 Trailing 5 months
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         6/30/05                      1.25 to 1.00                 Trailing 6 months
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         7/31/05                      1.25 to 1.00                 Trailing 7 months
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         8/31/05                      1.25 to 1.00                 Trailing 8 months
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         9/30/05                      1.25 to 1.00                 Trailing 9 months
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         10/31/05                     1.25 to 1.00                 Trailing 10 months
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         11/30/05                     1.25 to 1.00                 Trailing 11 months
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         12/31/05                     1.25 to 1.00                 Trailing 12 months
------------------------------- ---------------------------- ---------------------------- ----------------------------
Quarterly                       3/31/06  and  each  quarter  1.25 to 1.00                 Trailing 12 months
                                thereafter
------------------------------- ---------------------------- ---------------------------- ----------------------------

                  (c) MINIMUM EBITDA. Borrower shall not permit EBITDA (which calculation shall include for the months ended 8/31/04 through 12/31/04 any payment made by MedCap Partners L.P. pursuant to the terms of Makewell
Agreement), on a Crdentia Proper Consolidated Basis, to be less than the amount set forth below for the corresponding period set forth below:

------------------------------- ---------------------------- ---------------------------- ----------------------------
          TIME FRAME                    DATE TESTED                MINIMUM EBITDA                  BASED ON
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         8/31/04                      $(151,662)                   Monthly
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         9/30/04                      $(83,271)                    Monthly
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         10/31/04                     $(28,059)                    Monthly
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         11/30/04                     $1,875                       Monthly
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         12/31/04                     $39,212                      Monthly
------------------------------- ---------------------------- ---------------------------- ----------------------------
Quarterly                       3/31/05                      $82,501                      Trailing 3 months
------------------------------- ---------------------------- ---------------------------- ----------------------------
Quarterly                       6/30/05                      $99,393                      Trailing 6 months
------------------------------- ---------------------------- ---------------------------- ----------------------------
Quarterly                       9/30/05                      $158,708                     Trailing  months
------------------------------- ---------------------------- ---------------------------- ----------------------------
Quarterly                       12/31/05                     $219,897                     Trailing 12 months
------------------------------- ---------------------------- ---------------------------- ----------------------------

         Notwithstanding the foregoing, (i) to the extent that the Crdentia Proper Borrowers maintain a Senior Debt Service Coverage Ratio of 1.50 to 1.00 or greater as determined at the end of any measuring period as set forth in
SECTION 14(b) above, the Crdentia Proper Borrowers shall not be required to maintain minimum EBITDA as set forth in this Section for such corresponding month and during the continuance of such compliance.

                  (d) ACQUISITION SUBSIDIARY DEBT SERVICE COVERAGE RATIO. Commencing on the last day of the first fiscal quarter following the first Permitted Acquisition, and continuing quarterly thereafter, Borrower shall not permit the ratio of (i) Acquisition Subsidiary EBITDA to (ii) scheduled payments of interest and fees, to the extent carried as interest expense on Acquisition Subsidiary's consolidated financial statements, with respect to Acquisition Subsidiary Debt (and, if the period of measurement is less than 12 months, determined on an annualized basis), to be less than the amount set forth below for the corresponding period set forth below:

------------------------------- ---------------------------- ---------------------------- ----------------------------
          TIME FRAME                    DATE TESTED          Acquisition Subsidiary Deb            BASED ON
                                                               Service Coverage RATIO
------------------------------- ---------------------------- ---------------------------- ----------------------------
Quarterly                       Last day of the first         1.50 to 1.00                 Trailing 3 months
                                Fiscal Quarter following
                                the first Permitted
                                Acquisition
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Next Fiscal Quarter          1.50 to 1.00                 Trailing 6 months
Quarterly                       Thereafter
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Next Fiscal Quarter          1.50 to 1.00                 Trailing 9 months
Quarterly                       Thereafter
------------------------------- ---------------------------- ---------------------------- ----------------------------
Quarterly                       Each Fiscal Quarter          1.50 to 1.00                 Trailing 12 months
                                Thereafter
------------------------------- ---------------------------- ---------------------------- ----------------------------

                  (e) ACQUISITION SUBSIDIARY DEBT LEVERAGE RATIO. Commencing on the last day of the first fiscal quarter following the first Permitted Acquisition, and continuing quarterly thereafter, Borrower shall not permit the ratio of Acquisition Subsidiary Debt to Acquisition Subsidiary EBITDA to be more than the following:


            Period                         Date Tested                    Coverage                 Based on:
            ------                         -----------                    --------                 ---------
Quarterly                       Last day of the first fiscal             4.0 to 1.0            Trailing 3 Months
                                quarter following the first
                                Permitted Acquisition
Quarterly                       Next Fiscal Quarter Thereafter           4.0 to 1.0            Trailing 6 months
Quarterly                       Next Fiscal Quarter Thereafter           4.0 to 1.0            Trailing 9 months
Quarterly Thereafter            Each Fiscal Quarter Thereafter           4.0 to 1.0           Trailing 12 months

                  (f) ACQUISITION SUBSIDIARY TERM LOAN DEBT LEVERAGE RATIO.
Commencing on the last day of the first fiscal quarter following the first
Permitted Acquisition, and continuing quarterly thereafter, Borrower shall not permit the ratio of Acquisition Subsidiary Term Loan Debt to Acquisition
Subsidiary EBITDA to be more than the following:

          Time Frame                       Date Tested                    Coverage                 Based on:
          ----------                       -----------                    --------                 ---------
Quarterly                       Last day of the first fiscal             2.50 to 1             Trailing 3 Months
                                quarter following the first
                                Permitted Acquisition
Quarterly                       Next Fiscal Quarter Thereafter           2.50 to 1             Trailing 6 months
Quarterly                       Next Fiscal Quarter Thereafter           2.50 to 1             Trailing 9 months
Quarterly Thereafter            Each Fiscal Quarter Thereafter           2.50 to 1            Trailing 12 months

                  (g) CAPITAL EXPENDITURE LIMITATIONS. Borrowers shall not make any Capital Expenditures if, after giving effect to such Capital Expenditure, the aggregate cost of all such fixed assets purchased or otherwise acquired would exceed $200,000 during any Fiscal Year.

                  (h) OPERATING LEASE OBLIGATIONS. Borrower shall not incur operating lease obligations requiring payments in excess of $100,000 in the aggregate during any Fiscal Year of Borrower.

                  (i) FINANCIAL REPORTING CONSOLIDATION. Lender, in its sole discretion, will consider permitting a consolidation of Crdentia, Acquisition Subsidiary, and each of their direct and indirect Subsidiaries for purposes of financial reporting and financial covenant tests under this Agreement; PROVIDED THAT, (i) the Borrower's Senior Debt Service Coverage Ratio (determined on a Crdentia Proper Consolidated Basis) as set forth under SECTION 14(b) of this Agreement is 1.25 to 1.00 or greater for a period of six (6) consecutive months,
(ii) the Acquisition Subsidiary Debt Service Coverage Ratio as set forth under
SECTION 14(d) of this Agreement is 1.50 to 1.00 or greater for a period of six
(6) consecutive months, (iii) the Acquisition Subsidiary Debt Leverage Ratio as set forth in SECTION 14(e) of this Agreement is no more than 4.0 to 1.0 for six
(6) consecutive months, (iv) the Acquisition Subsidiary Term Loan Debt Leverage Ratio as set forth in SECTION 14(f) of this Agreement is no more than 2.50 to

1.0 for six consecutive months, (v) no Event of Default, which has not been cured or waived, exists, (vi) Borrower, on a Crdentia Proper Consolidated Basis, has Excess Availability of at least $250,000, and (vii) Lender is satisfied with the Operating Cash Flow of all Borrowers, on a consolidated basis, based upon the completion of a cash flow audit of Borrowers.

         15. DEFAULT.

         The occurrence of any one or more of the following events shall constitute an "Event of Default" by Borrower hereunder:

                  (a) PAYMENT. The failure of any Obligor to pay when due, declared due, or demanded by Lender, any of the Obligations or the Revolving Loan Obligations.

                  (b) BREACH OF THIS AGREEMENT, THE OTHER AGREEMENTS AND THE REVOLVING LOAN AGREEMENT. The failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under this Agreement or any of the Other Agreements or the Revolving Loan Agreement (or, if the Revolving Loan Agreement has been replaced by a Replacement Revolving Loan Agreement, under the similar provisions of such Replacement Revolving Loan Agreement); provided that (i) any such failure by Borrower under SUBSECTIONS 12(b)(i), (iv), (v) and 12(i) of this Agreement (or the Revolving Loan Agreement, or, if the Revolving Loan Agreement has been replaced by a Replacement Revolving Loan Agreement, under such Replacement Revolving Loan Agreement) shall not constitute an Event of Default hereunder until the fifteenth (15th) day following the occurrence thereof, and (ii) any such failure by Borrower under SUBSECTIONS 12(b)(ii) and (v) of this Agreement (or SUBSECTIONS 12(b)(iii) and 12(b)(vi) of the Revolving Loan Agreement, or, if the Revolving Loan Agreement has been replaced by a Replacement Revolving Loan Agreement, under similar provisions of such Replacement Revolving Loan Agreement) shall not constitute an Event of Default hereunder until the fifth
(5th) day following the occurrence thereof (including any grace periods thereto).

                  (c) BREACH OF SUBORDINATION AGREEMENT The failure of any Person to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Person under any Subordination Agreement.

                  (d) BREACHES OF OTHER OBLIGATIONS. The failure of Obligor to pay when due or within any applicable grace period any obligation of Obligor in excess of $100,000 (other than its Obligations under this Agreement) for the payment of Indebtedness, other than Subordinated Debt that is not paid when due to the operation of the requirements of subordination hereunder, or the becoming due and payable, or declaration to be due any payable, of such obligation before the expressed maturity of the obligation, or the occurrence of an event that, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be, due and payable;

                  (e) BREACH OF REPRESENTATIONS AND WARRANTIES. The making or furnishing by any Obligor to Lender of any representation, warranty, certificate, schedule, report or other communication within or in connection with this Agreement or the Other Agreements, or in connection with any other agreement between such Obligor and Lender which is untrue or misleading in any material respect as of the date made.

                  (f) LOSS OF COLLATERAL. The loss, theft, damage or destruction of any of the Collateral in an amount in excess of $100,000 in excess of insurance in the aggregate for all such events during any year of the Term as determined by Lender in its reasonable discretion determined in good faith, or (except as permitted hereby) sale, lease or furnishing under a contract of service of, any of the Collateral.

                  (g) LEVY, SEIZURE OR ATTACHMENT. The making or any attempt by any Person to make any levy, seizure or attachment upon any of the Collateral with a value in excess of $100,000.

                  (h) BANKRUPTCY OR SIMILAR PROCEEDINGS. The commencement of any proceedings in bankruptcy by or against any Obligor or for the liquidation or reorganization of any Obligor, or alleging that such Obligor is insolvent or unable to pay its debts as they mature, or for the readjustment or arrangement of any Obligor's debts, whether under the United States Bankruptcy Code or under any other law, whether state or federal, now or hereafter existing, for the relief of debtors, or the commencement of any analogous statutory or non-statutory proceedings involving any Obligor; provided, however, that if such commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such proceedings are not dismissed within forty-five (45) days after the commencement of such proceedings, though Lender shall have no obligation to make Term Loans to Borrower during such forty-five (45) day period or, if earlier, until such proceedings are dismissed.

                  (i) APPOINTMENT OF RECEIVER. The appointment of a receiver or trustee for any Obligor, for any of the Collateral or for any substantial part of any Obligor's assets or the institution of any proceedings for the dissolution, or the full or partial liquidation, or the merger or consolidation, of any Obligor which is a corporation, limited liability company or a partnership; provided, however, that, if such appointment or commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such appointment is not revoked or such proceedings are not dismissed within forty-five (45) days after the commencement of such proceedings, though Lender shall have no obligation to make Term Loans to Borrower during such forty-five (45) day period or, if earlier, until such proceedings are dismissed.

                  (j) JUDGMENT. The entry of any judgments or orders aggregating in excess of confirmed insurance coverage in an amount of $100,000 or more against any Obligor which remain unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution.

                  (k) DEFAULT OR REVOCATION OF GUARANTY; SUBORDINATION AGREEMENT. The occurrence of an event of default under, or the revocation or termination of, any agreement, instrument or document executed and delivered by any Person to Lender pursuant to which such Person has guaranteed to Lender the payment of all or any of the Obligations, has granted Lender a Lien upon some or all of such Person's real and/or personal property to secure the payment of all or any of the Obligations or has subordinated indebtedness in whole or in part to the Obligations.

                  (l) CHANGE OF OWNERSHIP/MANAGEMENT. If any of the following events occurs: (i) Jim Durham shall cease to be (x) the owner of 1,000,000 shares of the issued and outstanding capital stock of Crdentia, and (y) the Chief Executive Officer of Crdentia at any time, (ii) Pam Atherton shall cease to be the President of the Borrower at any time, and (iii) Fred Toney shall cease to be a director of the Borrower at any time, unless Borrower has received Lender's written consent for a replacement of Jim Durham, Pam Atherton, or Fred Toney, as applicable, within 30 days of such notification (such consent not to be unreasonably withheld).

                  (m) MATERIAL ADVERSE CHANGE. Any material adverse change in the Collateral, business, property, assets, prospects, operations or condition, financial or otherwise of any Obligor, as determined by Lender in its sole judgment or the occurrence of any event which, in Lender's sole judgment, could have a Material Adverse Effect.

                  (n) GOVERNMENTAL AUTHORIZATIONS. A Government Authority shall have revoked any Governmental Authorization of Borrower that results in the cessation of business.

                  (o) FAILURE TO MAINTAIN THIRD-PARTY PAYROLL TAX SERVICE PROVIDER. The failure to maintain a contractual relationship with a payroll tax service provider, acceptable to Lender, at any time.

                  (p) FAILURE TO OBTAIN INTERCREDITOR AGREEMENT The failure of any lender or lenders (or if a syndicated facility, agent and the lenders) party to any Replacement Revolving Loan Agreement to execute on or prior to the date of such Replacement Revolving Loan Agreement an Intercreditor Agreement, in form and substance acceptable to Lender.

         16. REMEDIES UPON AN EVENT OF DEFAULT.

                  (a) Upon the occurrence and during the continuance of an Event of Default described in Subsection 15(g) hereof, all of the Obligations shall immediately and automatically become due and payable, without notice of any kind. Upon the occurrence of any other Default or Event of Default, all Obligations may, at the option of Lender, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                  (b) Upon the occurrence and during the continuance of a Default or an Event of Default, Lender may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code and any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any of the Other Agreements and all of Lender's rights and remedies shall be cumulative and non-exclusive to the extent permitted by law. In particular, but not by way of limitation of the foregoing, subject to the rights of BHF, Lender may, without notice, demand or legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral of which it already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found and, may enter onto any of Borrower's premises where any of the Collateral may be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Lender shall have the right to store the same at any of Borrower's premises without cost to Lender. At

Lender's request, but subject to the rights of BHF, Borrower shall, at Borrower's expense, assemble the Collateral and make it available to Lender at one or more places to be designated by Lender and reasonably convenient to Lender and Borrower. Borrower recognizes that if Borrower fails to perform, observe or discharge any of its Obligations under this Agreement or the Other Agreements, no remedy at law will provide adequate relief to Lender, and agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Any notification of intended disposition of any of the Collateral required by law will be deemed to be a reasonable authenticated notification of disposition if given at least ten (10) days prior to such disposition and such notice shall (i) describe Lender and Borrower, (ii) describe the Collateral that is the subject of the intended disposition, (iii) state the method of the intended disposition, (iv) state that Borrower is entitled to an accounting of the Obligations and state the charge, if any, for an accounting and (v) state the time and place of any public disposition or the time after which any private sale is to be made. Lender may disclaim any warranties that might arise in connection with the sale, lease or other disposition of the Collateral and has no obligation to provide any warranties at such time. Subject to the rights of BHF, any Proceeds of any disposition by Lender of any of the Collateral may be applied by Lender to the payment of expenses in connection with the Collateral, including, without limitation, legal expenses and reasonable attorneys' fees, and any balance of such Proceeds may be applied by Lender toward the payment of such of the Obligations, and in such order of application as Lender may from time to time elect.

         17. CONDITIONS PRECEDENT.

         The obligation of Lender to fund any Term Loan is subject to the satisfaction or waiver on or before the date hereof, of the following conditions precedent:

                  (a) Prior to the funding of the first Term Loan hereunder, Lender shall have received four (4) originals of each of the agreements (other than the Subordination Agreements and the Account Control Agreements for the deposit accounts listed therein), opinions, reports, approvals, consents, certificates and other documents set forth on the closing document list attached hereto as EXHIBIT B (the "CLOSING DOCUMENT LIST"), or any supplement thereto pertaining to a Permitted Acquisition in each case in form and substance satisfactory to Lender (other than Notes, of which Lender shall receive one (1) original) executed by Borrower and other required Persons, as applicable;

                  (b) Lender shall have received such financial statements, reports, certifications, and other operational information required to be delivered under this Agreement, including, without limitation, a post-closing balance sheet for each Closing Date Permitted Acquisition, in form and substance reasonably acceptable to Lender;

                  (c) All of the obligations of Borrower to any prior lender (other than Subordinated Debt and BHF) as in effect immediately prior to the Closing Date will be performed and paid in full from the proceeds of the initial advances under the initial Loans on the Closing Date and all Liens of any such prior lender on any property of Borrower in respect thereof will be terminated immediately upon such payment;

                  (d) Lender shall have received evidence satisfactory to it that the insurance policies required under Section 5 are in full force and effect, together with written evidence showing loss payable or additional insured clauses or endorsements in favor of Lender as required under such section;

                  (e) Lender shall have received each of the agreements, opinions, reports, approvals, consents, certificates and other documents set forth on the Closing Document List with respect to the Permitted Acquisition, in each case in form and substance satisfactory to Lender;

                  (f) Since March 31, 2004, no event shall have occurred which has had or could reasonably be expected to have a Material Adverse Effect on any Obligor, as determined by Lender in its reasonable credit judgment, determined in good faith;

                  (g) Lender shall have received payment in full of all fees and expenses payable to it by Borrower or any other Person in connection herewith, on or before disbursement of the initial Loans hereunder, including, without limitation, payment of all underwriting fees as agreed to by the parties;

                  (h) Lender shall have determined that immediately after giving effect to the proposed Acquisition, Acquisition Subsidiary has Acquisition Subsidiary Excess Availability of not less than Two Hundred Fifty Thousand Dollars ($250,000);

                  (i) The Obligors shall have executed and delivered to Lender all such other documents, instruments and agreements which Lender determines are reasonably necessary to consummate the transactions contemplated hereby;

                  (j) Lender shall have reviewed the results of, and found such results acceptable, in its sole discretion, a takedown audit including verification of payment of all due and owing taxes;

                  (k) Lender shall have received the results of an audit of the Target of any proposed Acquisition, which shall be satisfactory to Lender in its sole discretion;

                  (l) There is no material default in any of the Borrower's obligations under any contract to which Borrower is a party;

                  (m) Borrower shall be in compliance with all applicable laws;

                  (n) Lender shall have received an opinion from Borrower's counsel, in form and substance reasonably acceptable to the Lender in connection with any Permitted Acquisition;

                  (o) Borrower shall have delivered to Lender, with respect to each Deposit Account maintained by Borrower, a deposit account control agreement in form and substance satisfactory to the Lender, executed by the financial institution at which such Deposit Account is maintained;

                  (p) Borrower shall have delivered all due diligence materials pertaining to the Target and to Borrower to the Lender as Lender has requested;

                  (q) Lender shall have reviewed general background verifications of select principals, officers and directors of the Target that will remain after the closing of the Acquisition;

                  (r) Lender shall have received the Warrant Agreement, together with the Warrant Certificate contemplated therein, fully executed by Crdentia;

                  (s) Lender shall have received the following stock pledges:
(i) by Crdentia of each of its direct and indirect Subsidiaries (including Acquisition Subsidiary), and (ii) by Acquisition Subsidiary of each of its direct and indirect Subsidiaries;

                  (t) The Acquisition shall have been completed in accordance with the terms of the Acquisition documents and in compliance with all applicable laws subject only to the funding of the Term Loan hereunder;

                  (u) Lender shall have received satisfactory evidence that Borrower has secured the services of a third-party payroll tax service provider;

                  (v) As of the closing of the initial Term Loan hereunder, Lender shall have received satisfactory evidence that not less than Two Million One Hundred Thousand Dollars ($2,100,000) of the outstanding indebtedness under the Seller Notes has been extinguished and converted to equity interests in Crdentia;

                  (w) Lender shall have received a Subordination Agreement, in form and substance acceptable to Lender, with respect to any seller Indebtedness
(i) issued in connection with each Closing Date Permitted Acquisition, and (ii) all other seller Indebtedness outstanding as of the Closing Date;

                  (x) Lender shall have received an executed Intercreditor Agreement, in form and substance acceptable to Lender, from the Arizona Home Health Care / Private Duty, Inc. seller with respect to the account receivables of such seller; (y) Lender shall have received evidence of the investments by
(i) MedCap Partners L.P. of not less than $1,900,000 in equity in Crdentia and
(ii) James Durham of not less than $250,000 in equity in Crdentia, together, in each case, with all documents related thereto, all on terms and conditions reasonably satisfactory to Lender;

                  (z) Lender shall have received the Makewell Agreement, in form and substance acceptable to Lender, executed by MedCap Partners L.P.; and

                  (aa) Lender shall have determined that immediately after giving effect to each of the respective Closing Date Permitted Acquisitions, (i) Arizona Acquisition Subsidiary has Arizona Acquisition Subsidiary Excess Availability of not less than $300,000, and (ii) Care Pros Acquisition Subsidiary has Care Pros Acquisition Subsidiary Excess Availability of not less than $75,000.

                  (bb) Lender shall have received a pledge agreement of the equity ownership interests or issued and outstanding capital stock, as applicable, of each direct and indirect Subsidiary of Crdentia, together with stock powers (undated and in blank), any original certificates evidencing such equity interests and UCC investment property financing statements in connection therewith.

         18. JOINT AND SEVERAL LIABILITY.

                  (a) Each Borrower hereby irrevocably designates Borrowing Agent to be its attorney and agent and in such capacity to borrow, sign and endorse notes, and execute and deliver all instruments, documents, writings and further assurances now or hereafter required hereunder, on behalf of such Borrower or Borrowers, and hereby authorizes Lender to pay over or credit all loan proceeds hereunder in accordance with the request of Borrowing Agent.

                  (b) The handling of this credit facility as a co-borrowing facility with a borrowing agent in the manner set forth in this Agreement is solely as an accommodation to Borrowers and at their request. Lender shall not incur liability to Borrowers as a result thereof. To induce Lender to do so and in consideration thereof, each Borrower hereby indemnifies Lender and holds Lender harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Lender by any Person arising from or incurred by reason of the handling of the financing arrangements of Borrowers as provided herein, reliance by Lender on any request or instruction from Borrowing Agent or any other action taken by Lender with respect to this Section 18 except due to willful misconduct or gross (not mere) negligence by the indemnified party.

                  (c) Notwithstanding anything to the contrary contained herein, all Obligations of each Borrower hereunder shall be joint and several obligations of Borrowers.

                  (d) Notwithstanding any provisions of this Agreement to the contrary, it is intended that the joint and several nature of the Obligations of Borrowers, and the liens and security interests granted by Borrowers to secure the Obligations, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Lender and Borrowers agree that if the Obligations of a Borrower, or any liens or security interests granted by such Borrower securing the Obligations, would, but for the application of this sentence, constitute a Fraudulent Conveyance, the Obligations of such Borrower and the liens and security interests securing such Obligations shall be valid and enforceable only to the maximum extent that would not cause such Obligations or such lien or security interest to constitute a Fraudulent Conveyance, and the Obligations of such Borrower and this Agreement shall automatically be deemed to have been amended accordingly. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of Chapter 11 of Title II of the United States Code (11 U.S.C. ss. 101, et seq.), as amended (the "BANKRUPTCY CODE"), or a fraudulent conveyance or fraudulent transfer under the applicable provisions of any fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

                  (e) Each Borrower assumes responsibility for keeping itself informed of the financial condition of the each other Borrower, and any and all endorsers and/or guarantors of any instrument or document evidencing all or any part of such other Borrower's Obligations, and of all other circumstances bearing upon the risk of nonpayment by such other Borrowers of their Obligations and each Borrower agrees that Lender shall not have any duty to advise such Borrower of information known to Lender regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Borrower, Lender shall not be under any obligation to update any such information or to provide any such information to such Borrower on any subsequent occasion.

                  (f) Lender is hereby authorized, without notice or demand and without affecting the liability of a Borrower hereunder, to, at any time and from time to time, (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, a Borrower's Obligations or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by a Borrower and delivered to Lender; (ii) accept partial payments on a Borrower's Obligations;
(iii) take and hold security or collateral for the payment of a Borrower's Obligations hereunder or for the payment of any guaranties of a Borrower's Obligations or other liabilities of a Borrower and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as Lender, in its sole discretion, may determine; and (v) settle, release, compromise, collect or otherwise liquidate a Borrower's Obligations and any security or collateral therefor in any manner, without affecting or impairing the obligations of the other Borrowers. Lender shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from a Borrower or any other source, and such determination shall be binding on such Borrower. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of a Borrower's Obligations as Lender shall determine in its sole discretion without affecting the validity or enforceability of the Obligations of the other Borrowers.

                  (g) Each Borrower hereby agrees that, except as hereinafter provided, its obligations hereunder shall be unconditional, irrespective of (i) the absence of any attempt to collect a Borrower's Obligations from any Borrower or any guarantor or other action to enforce the same; (ii) the waiver or consent by Lender with respect to any provision of any instrument evidencing Borrowers' Obligations, or any part thereof, or any other agreement heretofore, now or hereafter executed by a Borrower and delivered to Lender; (iii) failure by Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for Borrowers' Obligations;
(iv) the institution of any proceeding under the Bankruptcy Code, or any similar proceeding, by or against a Borrower or Lender's election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code; (v) any borrowing or grant of a security interest by any Borrower as debtor-in-possession under Section 364 of the Bankruptcy Code; (vi) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Lender's claim(s) for repayment of any of Borrowers' Obligations; or (vii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

                  (h) Until the Obligations of Lender have been paid in full, no payment made by or for the account of a Borrower, including, without limitations, (i) a payment made by such Borrower on behalf of another Borrower's Obligations or (ii) a payment made by any other person under any guaranty, shall entitle such Borrower, by subrogation or otherwise, to any payment from such other Borrower or from or out of such other Borrower's property and such Borrower shall not exercise any right or remedy against such other Borrower or any property of such other Borrower by reason of any performance of such Borrower of its joint and several obligations hereunder.

         19. RELEASES; INDEMNITIES.

         (a) To the fullest extent permitted by applicable law, in consideration of Lender's entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which Borrower hereby acknowledges, Borrower, on its own behalf and on behalf of its successors (including, without limitation, any receiver or trustee acting on behalf of Borrower and any debtor-in-possession with respect to Borrower), assigns, subsidiaries and Affiliates (collectively, the "Releasors"), hereby forever release, discharge and acquit Lender and its parents, subsidiaries, shareholders, Affiliates, partners, trustees, officers, employees, directors, agents and attorneys and their respective successors, heirs and assigns (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) indebtedness and obligations (collectively, "Claims") of every type, kind, nature, description or character, including, without limitation, any so-called "lender liability" claims or defenses, and irrespective of how, why or by reason of what facts, whether such Claims have heretofore arisen, are now existing or hereafter arise, or which could, might or be claimed to exist, of whatever kind or nature, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, matured or unmatured, fixed or contingent, each as though fully set forth herein at length, which may in any way arise out of, are connected with or in any way relate to actions or omissions which occurred on or prior to the date hereof with respect to Borrower, this Agreement, the Obligations, any Collateral, the Prior Agreements, any other Loan Document and any third parties liable in whole or in part for the Obligations, other than such Claims arising out of the gross negligence or willful misconduct of a Releasee. This provision shall survive and continue in full force and effect whether or not Borrower shall satisfy all other provisions of this Agreement or the Loan Documents, including payment in full of the Obligations.

         (b) Each of the Releasors further agrees to indemnify the Releasees and hold the Releasees harmless from and against any and all such Claims (as such term is defined in the immediately preceding paragraph) which may be brought against any of the Releasees on behalf of any entity or Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of any of the Releasors, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statutes, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Agreement or any other Loan Document, the Obligations, any Collateral or the Prior Agreements, other than such Claims arising out of the gross negligence or willful misconduct of a Releasee. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Agreement and the other Loan Documents.

         20. NOTICE.

         All written notices and other written communications with respect to this Agreement shall be sent by ordinary, certified or overnight mail, by telecopy or delivered in person, and in the case of Lender shall be sent to it at 233 South Wacker Drive, Suite 5350, Chicago, Illinois 60606, Attention: Chief Credit Officer, facsimile number: (312) 334-4450, and in the case of Borrower shall be sent to it at its principal place of business set forth on SCHEDULE 11(b) hereto or as otherwise directed by Borrower in writing. All notices shall be deemed received upon actual receipt thereof or refusal of delivery.

         21. CHOICE OF GOVERNING LAW; CONSTRUCTION; FORUM SELECTION.

         This Agreement and the Other Agreements are submitted by Borrower to Lender for Lender's acceptance or rejection at Lender's principal place of business as an offer by Borrower to borrow monies from Lender now and from time to time hereafter, and shall not be binding upon Lender or become effective until accepted by Lender, in writing, at said place of business. If so accepted by Lender, this Agreement and the Other Agreements shall be deemed to have been made at said place of business. THIS AGREEMENT AND THE OTHER AGREEMENTS SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING, WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, BUT EXCLUDING PERFECTION OF THE SECURITY INTERESTS IN COLLATERAL LOCATED OUTSIDE OF THE STATE OF ILLINOIS, WHICH SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE RELEVANT JURISDICTION IN WHICH SUCH COLLATERAL IS LOCATED. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Agreement.

         To induce Lender to accept this Agreement, Borrower irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, THE OTHER AGREEMENTS OR THE COLLATERAL SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH FOR NOTICE IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST BORROWER BY LENDER IN ACCORDANCE WITH THIS SECTION.

         22. MODIFICATION AND BENEFIT OF AGREEMENT.

         This Agreement and the Other Agreements may not be modified, altered or amended except by an agreement in writing signed by Borrower or such other Person who is a party to such Other Agreement and Lender. Borrower may not sell, assign or transfer this Agreement, or the Other Agreements or any portion thereof, including, without limitation, Borrower's rights, titles, interest, remedies, powers or duties hereunder and thereunder. Borrower hereby consents to Lender's sale, assignment, transfer, pledge or other disposition, at any time and from time to time hereafter, of this Agreement, or the Other Agreements, or of any portion thereof, or to Lender granting participations in the Obligations and related Loan Documents, including, without limitation, Lender's rights, titles, interest, remedies, powers and/or duties. Borrower agrees that it shall execute and deliver such documents as Lender may request in connection with the foregoing. Borrower further consents to the pledge or collateral assignment and grant of a security interest, by Lender, in connection with its' own financing, including all rights, benefits, warranties, representations, covenants, indemnities and remedies, and all proceeds of the foregoing, contained in this Agreement and any of the Other Agreements.

         23. HEADINGS OF SUBDIVISIONS.

         The headings of subdivisions in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

         24. POWER OF ATTORNEY.

         Borrower acknowledges and agrees that its appointment of Lender as its attorney and agent-in-fact for the purposes specified in this Agreement is an appointment coupled with an interest and shall be irrevocable until all of the Obligations are satisfied and paid in full and this Agreement is terminated.

         25. CONFIDENTIALITY.

         Lender hereby agrees to use commercially reasonable efforts to assure that any and all information relating to Borrower which is (i) furnished by Borrower to Lender (or to any affiliate of Lender); and (ii) non-public, confidential or proprietary in nature shall be kept confidential by Lender or such affiliate in accordance with applicable law; provided, however, that such information and other credit information relating to Borrower may be distributed by Lender or such affiliate to Lender's or such affiliate's directors, officers, employees, attorneys, affiliates, assignees, participants, auditors, agents and regulators, and upon the order of a court or other governmental agency having jurisdiction over Lender or such affiliate, to any other party, as long as such person or entity has been informed of Lender's confidentiality obligation hereunder and has agreed to abide by its terms. Borrower and Lender further agree that this provision shall survive the termination of this Agreement. Notwithstanding the foregoing, Borrower hereby consents to Lender publishing a tombstone or similar advertising material relating to the financing transaction contemplated by this Agreement.

         26. BROKERAGE FEES.

         Borrower represents and warrants to Lender that, with respect to the financing transaction contemplated herein, no Person (other than Roth Capital Partners, LLC) is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold Lender harmless against any and all such claims.

         27. PUBLICITY.

         Lender is hereby authorized to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof.

         28. LIMITATION OF ACTIONS.

         Borrower agrees that any claim or cause of action by Borrower against Lender, or any of Lender's directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Agreement, or any other present or future agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, whether or not relating hereto or thereto, occurred, done, omitted or suffered to be done by Lender, or by Lender's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one (1) year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of Lender or any other Person authorized to accept service of process on behalf of Lender, within thirty (30) days thereafter. Borrower agrees that such one-year period of time is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The one-year period provided herein shall not be waived, tolled, or extended except by a specific written agreement of Lender. This provision shall survive any termination of this Agreement or any other agreement.

         29. LIABILITY.

         Neither Lender nor any Lender Affiliate shall be liable for any indirect, special, incidental or consequential damages in connection with any breach of contract, tort or other wrong relating to this Agreement or the Obligations or the establishment, administration or collection thereof (including without limitation damages for loss of profits, business interruption, or the like), whether such damages are foreseeable or unforeseeable, even if Lender has been advised of the possibility of such damages. Neither Lender, nor any Lender Affiliate shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by the Borrower through the ordinary negligence of Lender, or any Lender Affiliate.

         30. COUNTERPARTS.

         This Agreement, any of the Other Agreements, and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement.

         31. ELECTRONIC SUBMISSIONS.

         Upon not less than thirty (30) days' prior written notice (the "APPROVED ELECTRONIC FORM NOTICE"), Lender may permit or require that any of the documents, certificates, forms, deliveries or other communications, authorized, required or contemplated by this Agreement or the Other Agreements be submitted to Lender in "APPROVED ELECTRONIC FORM" (as hereafter defined), subject to any reasonable terms, conditions and requirements in the applicable Approved Electronic Forms Notice. For purposes hereof, "ELECTRONIC FORM" means e-mail, e-mail attachments, data submitted on web-based forms or any other communication method that delivers machine readable data or information to Lender, and "APPROVED ELECTRONIC FORM" means an Electronic Form that has been approved in writing by Lender (which approval has not been revoked or modified by Lender) and sent to Borrower in an Approved Electronic Form Notice. Except as otherwise specifically provided in the applicable Approved Electronic Form Notice, any submissions made in an applicable Approved Electronic Form shall have the same force and effect that the same submissions would have had if they had been submitted in any other applicable form authorized, required or contemplated by this Agreement or the Other Agreements.

         32. WAIVER OF JURY TRIAL; OTHER WAIVERS.

                  (a) BORROWER AND LENDER EACH HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY OF THE OTHER AGREEMENTS, THE OBLIGATIONS, THE COLLATERAL, ANY ALLEGED TORTUOUS CONDUCT BY BORROWER OR LENDER OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN BORROWER AND LENDER. IN NO EVENT SHALL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

                  (b) Borrower hereby waives demand, presentment, protest and notice of nonpayment, and further waives the benefit of all valuation, appraisal and exemption laws.

                  (c) Borrower hereby waives the benefit of any law that would otherwise restrict or limit Lender or any affiliate of Lender in the exercise of its right, which is hereby acknowledged and agreed to, to set-off against the Obligations, without notice at any time hereafter, any indebtedness, matured or unmatured, owing by Lender or such affiliate of Lender to Borrower, including, without limitation, any deposit account at Lender or such affiliate.

                  (d) BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY LENDER OF ITS RIGHTS TO REPOSSESS THE COLLATERAL OF BORROWER WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY

UPON SUCH COLLATERAL, PROVIDED THAT IN THE EVENT LENDER SEEKS TO ENFORCE ITS RIGHTS HEREUNDER BY JUDICIAL PROCESS OR SELF-HELP, LENDER SHALL PROVIDE BORROWER WITH SUCH NOTICES AS ARE REQUIRED BY LAW.

                  (e) Lender's failure, at any time or times hereafter, to require strict performance by Borrower of any provision of this Agreement or any of the Other Agreements shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of an Event of Default under this Agreement or any default under any of the Other Agreements shall not suspend, waive or affect any other Event of Default under this Agreement or any other default under any of the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. No delay on the part of Lender in the exercise of any right or remedy under this Agreement or any Other Agreement shall preclude other or further exercise thereof or the exercise of any right or remedy. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the Other Agreements and no Event of Default under this Agreement or default under any of the Other Agreements shall be deemed to have been suspended or waived by Lender unless such suspension or waiver is in writing, signed by a duly authorized officer of Lender and directed to Borrower specifying such suspension or waiver.

                             SIGNATURE PAGES FOLLOW

                      SIGNATURE PAGE TO TERM LOAN AGREEMENT



         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.



                                             CRDENTIA CORP.,
                                             a Delaware corporation


                                             By: /S/ JAMES D. DURHAM
                                                -------------------
                                                James D. Durham
                                                Chief Executive Officer


                                             BAKER ANDERSON CHRISTIE, INC.,
                                             a California corporation


                                             By: /S/ JAMES D. DURHAM
                                                 -------------------
                                                 James D. Durham
                                                 Chief Executive Officer
                                                 NURSES NETWORK, INC.,
                                                 California corporation


                                             By: /S/ JAMES D. DURHAM
                                                 -------------------
                                                 James D. Durham
                                                 Chief Executive Officer


                                             NEW AGE STAFFING, INC.,
                                             a Delaware corporation


                                             By:  /S/ JAMES D. DURHAM
                                                  --------------------
                                                  James D. Durham
                                                  Chief Executive Officer

                      SIGNATURE PAGE TO TERM LOAN AGREEMENT

                                                PSR NURSES, LTD.,
                                                a Texas limited partnership

                                                By: PSR NURSE RECRUITING, INC.
                                                Its: General Partner

                                                By: /S/ JAMES D. DURHAM
                                                    ----------------------------
                                                    James D. Durham
                                                    Chief Executive Officer


                                                PSR NURSE RECRUITING, INC.,
                                                a Texas corporation

                                                By: /S/ JAMES D. DURHAM
                                                    ----------------------------
                                                    James D. Durham
                                                    Chief Executive Officer


                                                 PSR NURSES HOLDINGS CORP.,
                                                 a Texas corporation

                                                 By: /S/ JAMES D. DURHAM
                                                    ----------------------------
                                                     James D. Durham
                                                     Chief Executive Officer

                                                 CRDE CORP.,
                                                 a Delaware corporation


                                                 By: /S/ JAMES D. DURHAM
                                                   ----------------------------
                                                 Name:   JAMES D. DURHAM
                                                    ----------------------------
                                                 Title:  CHIEF EXECUTIVE OFFICER
                                                    ----------------------------



                                                 AHHC ACQUISITION CORPORATION,
                                                 a Delaware corporation

                                                 By: /S/ JAMES D. DURHAM
                                                    ----------------------------
                                                 Name:   JAMES D. DURHAM
                                                    ----------------------------
                                                 Title:  CHIEF EXECUTIVE OFFICER
                                                    ----------------------------

                                                 CPS ACQUISITION CORPORATION,
                                                 a Texas corporation


                                                 By:  /S/ WILLIAM S. LEFTWICH
                                                    ----------------------------
                                                 Name:
                                                 Title:

                      SIGNATURE PAGE TO TERM LOAN AGREEMENT





                                            BRIDGE OPPORTUNITY FINANCE, LLC,
                                            a Delaware limited liability company


                                            By:  /S/ RANDY ABRAHAMS
                                                 ----------------------------
                                                 Randy Abrahams
                                                 Chief Executive Officer

                              ANNEX I-DEFINED TERMS

         "ACCOUNT" shall mean all present and future accounts and payment intangibles (in respect of Staffing Services), as such terms are defined in the UCC, of Borrower, including, without limitation, all obligations for the payment of money (including, without limitation, all amounts due and owing from Government Authorities to the extent such amounts are deemed to be or construed to be general intangibles) arising out of the sale, lease, license or other disposition of goods or other Property or the rendering of services and all proceeds thereof.

         "ACCOUNT DEBTOR" shall mean, with respect to any Account, the Person obligated to pay under such Account. The term "Account Debtor" specifically includes, without limitation, any insurer or Government Reimbursement Program.

         "ACQUISITION" shall mean the purchase by Crdentia (or another Borrower) of all of the issued and outstanding equity interests or substantially all of the operating assets of any Person in the healthcare staffing industry pursuant to the Acquisition Documents.

         "ACQUISITION DOCUMENTS" shall mean all agreements, instruments and documents executed or delivered in connection with an Acquisition.

         "ACQUISITION SUBSIDIARY" shall mean CRDE Corp., the Subsidiary of Crdentia formed to hold all Target entities acquired in Permitted Acquisitions, and shall mean, collectively, CRDE Corp. and each of its direct or indirect subsidiaries.

         "ACQUISITION SUBSIDIARY ACCOUNT DEBTOR COLLECTION LOCKBOX ACCOUNT" shall mean an account or accounts maintained at the Lockbox Bank into which all collections of Accounts of Acquisition Subsidiary are paid directly; the Acquisition Subsidiary Account Debtor Collection Lockbox Account shall be an account in the name of Lender (or Borrower for the sole benefit of Lender), and shall be the sole and exclusive property of Lender.

         "ACQUISITION SUBSIDIARY DEBT" shall mean and include, collectively (a) the outstanding Revolving Loans to Acquisition Subsidiary, PLUS (b) the aggregate principal amount of the Term Loan then outstanding, PLUS (c) all Capitalized Lease Obligations of Acquisition Subsidiary, PLUS (d) all other Indebtedness for Borrowed Money of Acquisition Subsidiary, excluding the Subordinated Debt.

         "ACQUISITION SUBSIDIARY EBITDA" shall mean, with respect to any period, Acquisition Subsidiary's, on a consolidated basis, net income after taxes for such period (excluding any after-tax gains or losses and excluding other after-tax extraordinary gains or losses) PLUS interest expense, income tax expense, depreciation and amortization for such period, PLUS or MINUS any other non-cash charges or gains which have been subtracted or added in calculating net income after taxes for such period. In the event that the period of measurement is less than 12 months, the Acquisition Subsidiary EBITDA shall be determined on an annualized basis. Upon each Permitted Acquisition and the addition of a Target to the consolidated financial reporting of the Acquisition Subsidiary, the portion of the Acquisition Subsidiary EBITDA attributable to the Target shall be calculated on an annualized basis, until such Target has been a part of the Acquisition Subsidiary for 12 months.

                                   Annex I - 1

         "ACQUISITION SUBSIDIARY EXCESS AVAILABILITY" shall mean, as of any date of determination by BHF (or if the Revolving Loan Agreement has been replaced by a Replacement Revolving Loan Agreement, under such Replacement Revolving Loan Agreement), the excess, if any, of the Revolving Borrowing Base Amount attributable to the Acquisition Subsidiary less the sum of the outstanding Revolving Loans to the Acquisition Subsidiary, as of the close of business on such date and assuming, for purposes of calculation, that all accounts payable of the Acquisition Subsidiary which remain unpaid more than thirty (30) days after the due dates thereof (except for professional fees and amounts contested in good faith) as of the close of business on such date are treated as additional Revolving Loans outstanding on such date.

          "ACQUISITION SUBSIDIARY TERM LOAN DEBT" shall mean and include, collectively, the aggregate principal amount of the Term Loan outstanding hereunder.

         "AFFILIATE" shall mean any Person (i) which directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, Borrower, (ii) which beneficially owns or holds five percent (5%) or more of the voting control or equity interests of Borrower, or
(iii) five percent (5%) or more of the voting control or equity interests of which is beneficially owned or held by Borrower.

         "ARIZONA ACQUISITION SUBSIDIARY" means Arizona Home Health Care / Private Duty, Inc., an Arizona corporation, including all its successors and assigns.

         "ARIZONA ACQUISITION SUBSIDIARY EXCESS AVAILABILITY" shall mean, as of any date of determination by BHF (or if the Revolving Loan Agreement has been replaced by a Replacement Revolving Loan Agreement, under such Replacement Revolving Loan Agreement), the excess, if any, of the Revolving Borrowing Base Amount attributable to the Arizona Acquisition Subsidiary less the sum of the outstanding Revolving Loans to the Arizona Acquisition Subsidiary, as of the close of business on such date and assuming, for purposes of calculation, that all accounts payable of the Arizona Acquisition Subsidiary which remain unpaid more than thirty (30) days after the due dates thereof (except for professional fees and amounts contested in good faith) as of the close of business on such date are treated as additional Revolving Loans outstanding on such date.

         "AUTHORIZED OFFICER" shall mean, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president or one of its vice presidents (or the equivalent thereof), and such Person's chief financial officer or treasurer.

         "BHF" shall mean Bridge Healthcare Finance, LLC. Notwithstanding the foregoing, in the event that the Revolving Loan Agreement has been replaced by a Replacement Revolving Loan Agreement, BHF shall mean the lender or lenders (or, if a syndicated facility, the agent and lenders) under such Replacement Revolving Loan Agreement.

         "BORROWED MONEY" shall mean, as applied to any Person, without duplication, (a) all Indebtedness of such Person, (b) all debt of such Person, whether or not evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person as lessee under Capital Leases which have been or should be recorded as liabilities on a balance sheet of such Person in accordance with GAAP, (d) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business), (e) all indebtedness secured by a Lien on the

                                  Annex I - 2
property of such Person, whether or not such indebtedness shall have been assumed by such Person; provided that if such Person has not assumed or otherwise become liable for such indebtedness, such indebtedness shall be measured at the fair market value of such property securing such indebtedness at the time of determination, (f) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn), bankers' acceptances and similar obligations issued for the account of such Person (including the Letters of Credit), (g) all hedging, swap, or similar obligations of such Person, (h) all Contingent Liabilities of such Person and
(i) all debt of any partnership, limited liability company, or other entity (only if such partnership, limited liability company or other entity is a Borrower) of which such Person is a majority owner.

         "BORROWER" and "BORROWERS" shall mean, individually and collectively, each of the Borrowers named in the first paragraph hereof provided that each reference to "Borrower" herein shall mean each Borrower individually and all Borrowers collectively, as the context requires.

         "BORROWING AGENT" shall mean Crdentia.

         "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or any day that banks in Chicago, Illinois are required or permitted to close.

         "CAPITAL EXPENDITURES" shall mean with respect to any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including Capital Lease Obligations) by Borrowers during such period that are required by GAAP, consistently applied, to be included in or reflected by the property, plant and equipment or similar fixed asset accounts (or intangible accounts subject to amortization) on the balance sheet of Borrowers.

         "CAPITAL LEASE" shall mean, as to any Person, a lease of any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, by such Person as lessee that is, or should be, recorded as a "capital lease" on the balance sheet of such Person prepared in accordance with GAAP.

         "CAPITAL LEASE OBLIGATIONS" shall mean, as to any Person, indebtedness represented by obligations under a Capital Lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

         "CARE PROS ACQUISITION SUBSIDIARY" means Care Pros Staffing, Inc., a Texas corporation, including all its successors and assigns.

         "CARE PROS ACQUISITION SUBSIDIARY EXCESS AVAILABILITY" shall mean, as of any date of determination by BHF (or if the Revolving Loan Agreement has been replaced by a Replacement Revolving Loan Agreement, under such Replacement Revolving Loan Agreement), the excess, if any, of the Revolving Borrowing Base Amount attributable to the Care Pros Acquisition Subsidiary less the sum of the outstanding Revolving Loans to the Care Pros Acquisition Subsidiary, as of the close of business on such date and assuming, for purposes of calculation, that all accounts payable of the Care Pros Acquisition Subsidiary which remain unpaid more than thirty (30) days after the due dates thereof (except for professional fees and amounts contested in good faith) as of the close of business on such date are treated as additional Revolving Loans outstanding on such date.

                                  Annex I - 3

         "CLOSING DATE" shall mean August 31, 2004.

         "CLOSING DATE PERMITTED ACQUISITIONS" shall mean the Permitted Acquisition by Borrower of (i) Arizona Home Health Care / Private Duty, Inc. and
(ii) Care Pros Staffing, Inc.

         "CLOSING DOCUMENT LIST" shall have the meaning set forth in SECTION 17 hereof.

         "COLLATERAL" shall mean all of the property of Borrower described in
SECTION 5 hereof, together with all other real or personal property of any Obligor or any other Person now or hereafter pledged to Lender to secure, either directly or indirectly, repayment of any of the Obligations.

         "CONCENTRATION ACCOUNT" shall have the meaning set forth in Section 8(a) of the Revolving Loan Agreement.

         "CONTINGENT LIABILITY" shall mean any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any Indebtedness, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Contingent Liability shall (subject to any limitation set forth herein) be deemed to be the outstanding principal amount (or maximum permitted principal amount, if larger) of the Indebtedness, obligation or other liability guaranteed or supported thereby.

         "CRDENTIA PROPER BORROWERS" shall mean Crdentia and all of its Subsidiaries, except for Acquisition Subsidiary.

         "CRDENTIA PROPER CONSOLIDATED BASIS" shall mean the financial reporting by the Borrowers of Crdentia and all of its Subsidiaries, except for Acquisition Subsidiary, on a consolidated basis.

         "DEFAULT" shall mean an event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

         "DERIVATIVE OBLIGATIONS" shall mean every obligation of a Person under any forward contract, futures contract, exchange contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreement), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices.

         "EBITDA" shall mean, with respect to any period, Borrowers', on a consolidated basis, net income after taxes for such period (excluding any after-tax gains or losses and excluding other after-tax extraordinary gains or losses) PLUS interest expense, income tax expense, depreciation and amortization for such period, PLUS or MINUS any other non-cash charges or gains which have been subtracted or added in calculating net income after taxes for such period.

                                  Annex I - 4

         "ELIGIBLE ACCOUNT" shall have the meaning set forth in the Revolving Loan Agreement or, if the Revolving Loan Agreement has been replaced by a Replacement Revolving Loan Agreement, as set forth in the Replacement Revolving Loan Agreement.

         "ENVIRONMENTAL LAWS" shall mean all federal, state, district, local and foreign laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at any time hereafter in effect, applicable to Borrower's business or facilities owned or operated by Borrower, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, modified or restated from time to time.

         "EVENT OF DEFAULT" shall have the meaning specified in SECTION 15 hereof.

         "EXCESS AVAILABILITY" shall mean, as of any date of determination by BHF (or, if the Revolving Loan Agreement has been replaced by a Replacement Revolving Loan Agreement, under the Replacement Revolving Loan Agreement), the excess, if any, of the lesser of (i) the Maximum Revolving Loan Limit less the sum of the outstanding Revolving Loans and (ii) the Revolving Borrowing Base Amount less the sum of the outstanding Revolving Loans, in each case as of the close of business on such date and assuming, for purposes of calculation, that all accounts payable of the Borrower which remain unpaid more than thirty (30) days after the due dates thereof (except for professional fees and amounts contested in good faith) as of the close of business on such date are treated as additional Revolving Loans outstanding on such date.

         "FISCAL YEAR" shall mean each twelve (12) month accounting period of Borrower, which ends on December 31st of each year.

         "GAAP" shall mean generally accepted accounting principles, using the accrual basis of accounting and consistently applied with prior periods to the extent required under SECTION 1(B); provided, however, that GAAP with respect to any interim financial statements or reports shall be deemed subject to fiscal year-end adjustments and footnotes made in accordance with GAAP.

         "GOVERNMENTAL AUTHORIZATION" means any permit, license, registration, authorization, certificate, accreditation, plan, directive, consent order or consent decree of or from, or notice to, any Government Authority.

         "GOVERNMENT AUTHORITY" means any federal, state, District of Columbia, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

                                  Annex I - 5

         "GOVERNMENT REIMBURSEMENT PROGRAM" shall mean (i) the Medicare program established under the Title XVIII of the Federal Social Security Act, the Federal Employees Health Benefit Program under 5 U.S.C. ss.ss. 8902 et seq., the TRICARE program established by the Department of Defense under 10 U.S.C. ss.ss. 1071 et seq. or the Civilian Health and Medical Program of the Uniformed Services under 10 U.S.C. ss.ss. 1079 and 1086, (ii) the Medicaid program of any state or the District of Columbia acting pursuant to a health plan adopted pursuant to Title XIX of the Federal Social Security Act or (iii) any agent, administrator, intermediary or carrier for any of the foregoing.

         "HAZARDOUS MATERIALS" shall mean any hazardous, toxic or dangerous substance, materials and wastes, including, without limitation, hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including, without limitation, materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are, or become, regulated under any Environmental Law (including, without limitation any that are, or become, classified as hazardous or toxic under any Environmental Law).

         "HEALTHCARE REGULATIONS" means any and all current or future Laws relating to HMOs, healthcare service providers, Government Reimbursement Programs, Persons engaged in the Healthcare Service Business, healthcare-related insurance companies, or any other similar Person and any rule, regulation, directive, order or decision promulgated or issued pursuant thereto. Healthcare Regulations shall include the Food, Drug and Cosmetic Act (21 U.S.C. ss. 301 et seq.), federal anti-kickback statute (42 U.S.C. ss. 1320a-7b), the False Claims Act (31 U.S.C. ss.ss. 3729 et seq.), the Health Insurance Portability and Accountability Act of 1996 (Pub. L. No. 104-191, 110 Stat. 1936 (1996)) and the federal physician self-referral laws (42 U.S.C. ss. 1395nn).

         "INDEBTEDNESS" of any Person shall mean, without duplication, (a) all indebtedness of such Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all Capital Lease Obligations of such Person, (c) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business), (d) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person, (e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account of such Person, (f) all Derivative Obligations of such Person, (g) all Contingent Obligations, and (h) all liabilities of any partnership or joint venture of which such Person is a general partner or joint venturer.

         "INFORMATION CERTIFICATE" means the document attached hereto as EXHIBIT C.

         "INTELLECTUAL PROPERTY" shall mean all past, present and future: trade secrets (including, without limitation, customer lists), know-how and other proprietary information; trademarks, Internet domain names, service marks, trade


                                  Annex I - 6
dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing), indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing.

         "INTERCREDITOR AGREEMENT" shall mean any Intercreditor Agreement to be executed by and among the lenders or lenders (or if a syndicated facility, agent and the lenders) party to any Replacement Revolving Loan Agreement and Lender, which Intercreditor Agreement shall be in form and substance acceptable to the Lender.

         "LENDER AFFILIATE" shall mean Lender's directors, officers, employees, agents, attorneys or any other Person or entity affiliated with or representing Lender.

         "LIEN" shall mean any mortgage, pledge, claim, hypothecation, judgment lien or similar legal process, title retention lien, or other lien or security interest, including, without limitation, the interest of a vendor under any conditional sale or other title retention agreement and the interest of a lessor under a lease of any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, that is, or should be, accounted for as a Capital Lease.

         "LOAN DOCUMENTS" shall mean this Agreement and the Other Agreements.

         "LOANS" shall mean all loans and advances made by Lender to or on behalf of Borrower hereunder or under the Revolving Loan Agreement or, if the Revolving Loan Agreement has been replaced by a Replacement Revolving Loan Agreement, under the Replacement Revolving Loan Agreement.

         "LOCKBOX" shall have the meaning specified in SUBSECTION 8(A) hereof.

         "LOCKBOX BANK" shall have the meaning specified in SUBSECTION 8(A) hereof.

         "MAKEWELL AGREEMENT" means that certain Makewell Agreement executed by MedCap Partners L.P., a Delaware limited partnership, dated as of the date hereof in favor of the Lender, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the business, property, assets, prospects, operations or condition, financial or otherwise, of a Person.

                                  Annex I - 7

         "MAXIMUM REVOLVING LOAN LIMIT" means the maximum commitments of BHF under the Revolving Loan Agreement or, if the Revolving Loan Agreement is replaced by a Replacement Revolving Loan Agreement, under such Replacement Revolving Loan Agreement.

         "OBLIGATIONS" shall mean any and all obligations, liabilities and Indebtedness of Borrower to Lender (other than Revolving Loan Obligations), or to any parent, affiliate or subsidiary of Lender, of any and every kind and nature, howsoever created, arising or evidenced and howsoever owned, held or acquired, whether now or hereafter existing, whether now due or to become due, whether primary, secondary, direct, indirect, absolute, contingent or otherwise (including, without limitation, obligations of performance), whether several, joint or joint and several, and whether arising or existing under written or oral agreement or by operation of law.

         "OBLIGOR" shall mean Borrower and each other Person who is or shall become primarily or secondarily liable for any of the Obligations.

         "OPERATING CASH FLOW" means, for any period, Borrower's net income or loss (excluding the effect of any extraordinary gains or losses), determined in accordance with GAAP, PLUS or MINUS each of the following items, to the extent deducted from or added to the revenues of Borrower in the calculation of net income or loss: (i) depreciation; (ii) amortization and other non-cash charges;
(iii) interest and fee expenses paid or accrued; (iv) total federal and state income tax expense determined as the accrued liability of Borrower in respect of such period, regardless of what portion of such expense has actually been paid by Borrower during such period; and (v) gain or loss on the sale of property, plant or equipment of Borrower; and (vi) management fees and other fees paid to subordinating creditors to the extent permitted hereunder, and under the applicable subordination agreement(s), but only to the extent any such item was expensed in the calculation of net income and after deduction for each of (a) federal and state income taxes, to the extent actually paid during such period;
(b) any non-cash income and gains from the sale of property; and (c) all actual Capital Expenditures made during such period and not financed.

         "OTHER AGREEMENTS" shall mean all agreements, makewell agreements, instruments and documents, other than this Agreement and the Revolving Loan Documents, including, without limitation, guaranties, mortgages, trust deeds, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements, subordination agreements, and all other writings heretofore, now or from time to time hereafter executed by or on behalf of Borrower or any other Person and delivered to Lender in connection with the Obligations or the transactions contemplated hereby, as each of the same may be amended, modified or supplemented from time to time.

         "PARENT" shall mean any Person now or at any time or times hereafter owning or controlling (alone or with any other Person) at least a majority of the issued and outstanding equity of Borrower and, if Borrower is a partnership, the general partner of Borrower.

         "PBGC" shall have the meaning specified in SUBSECTION 12(B)(IV) hereof.

         "PERMITTED ACQUISITION" shall have the meaning set forth in Section 2(b) hereof.

                                  Annex I - 8

         "PERMITTED LIENS" shall mean (i) statutory Liens of landlords, carriers, warehousemen, processors, mechanics, materialmen or suppliers incurred in the ordinary course of business and securing amounts not yet due or declared to be due by the claimant thereunder in excess of fifteen (15) days or amounts which are being contested in good faith and by appropriate proceedings and for which Borrower has maintained adequate reserves; (ii) Liens in favor of Lender;
(iii) zoning restrictions and easements, licenses, covenants and other restrictions affecting the use of real property that do not individually or in the aggregate have a material adverse effect on Borrower's ability to use such real property for its intended purpose in connection with Borrower's business;
(iv) Liens in connection with purchase money indebtedness and Capital Leases otherwise permitted pursuant to this Agreement, provided, that such Liens attach only to the assets the purchase of which was financed by such purchase money indebtedness or which is the subject of such Capital Leases; (v) Liens set forth on SCHEDULE 1; (vi) Liens specifically permitted by Lender in writing; (vii) involuntary Liens securing amounts less than $50,000 and which are released or for which a bond acceptable to Lender in its reasonable credit judgment, determined in good faith, has been posted within ten (10) days of its creation;
(viii) Liens for taxes not yet due and payable or for taxes being contested in good faith by appropriate proceedings and as to which the Borrower has deposited with the Lender an amount sufficient in the Lender's sole discretion to pay such taxes, together with all estimated interest and penalties in connection therewith; and (ix) Liens in favor of BHF (including any such Liens granted in connection with a Replacement Revolving Loan Agreement).

         "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or foreign or United States government (whether federal, state, county, city, municipal or otherwise), including, without limitation, any instrumentality, division, agency, body or department thereof.

         "PLAN" shall have the meaning specified in SUBSECTION 12(B)(IV) hereof.

         "PRIME RATE" shall mean the prime rate publicly announced by LaSalle Bank, N.A., in effect from time to time.

         "PROPERTY" shall mean, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including capital stock in, and other securities of, any other Person.

         "REVOLVING BORROWING BASE AMOUNT" shall have the meaning set forth in the Revolving Loan Agreement. In the event that the Revolving Loan Agreement is replaced by a Replacement Revolving Loan Agreement, "Revolving Borrowing Base Amount" shall mean the maximum amount available for borrowing by Borrowers under such Replacement Revolving Loan Agreement and such term is reasonably satisfactory to the Lender.

         "REPLACEMENT REVOLVING LOAN AGREEMENT" shall mean any revolving loan or credit agreement that replaces the Revolving Loan Agreement, and which is in form and substance reasonably satisfactory to the Lender, in the event that the Revolving Loan Obligations under the Revolving Loan Agreement are prepaid solely as a result of the circumstances described in Section 10(e) of the Revolving Loan Agreement.

                                  Annex I - 9

         "REVOLVING LOAN AGREEMENT" shall have the meaning set forth in the recitals hereto.

         "REVOLVING LOAN DOCUMENTS" shall mean the Revolving Loan Agreement, the Revolving Pledge Agreement and all agreements, instruments and documents, executed by or on behalf of Borrower or any other Person and delivered to BHF in connection with the transactions contemplated by the Revolving Loan Agreement. In the event that the Revolving Loan Agreement is replaced by a Replacement Revolving Loan Agreement, "Revolving Loan Documents" shall mean the Replacement Revolving Loan Agreement and all agreements, instruments and documents, which Replacement Revolving Loan Agreement and all agreements, instruments and documents shall each be in form and substance reasonably acceptable to the Lender, executed by or on behalf of Borrower or any other Person and delivered to the lenders thereunder in connection with the transactions contemplated by the Replacement Revolving Loan Agreement.

         "REVOLVING LOAN OBLIGATIONS" shall mean all indebtedness and obligations of every kind and nature of Borrowers in respect of the Revolving Loan Documents.

         "REVOLVING LOANS" shall mean those certain Revolving Loans of BHF to Borrowers pursuant to the Revolving Loan Agreement or any Replacement Revolving Loan Agreement.

         "REVOLVING PLEDGE AGREEMENT" shall mean that certain Pledge Agreement, dated as of June 16, 2004 by and among Crdentia and any other entity named as a "Pledgor" thereunder, and BHF.

         "SELLER NOTES" shall mean, collectively, the notes listed on SCHEDULE 11(N) hereto and any other notes representing Subordinated Debt incurred as a part of the purchase price of a Permitted Acquisition subject to a Subordination Agreement acceptable to the Lender.

         "SENIOR DEBT SERVICE" means, for any period with respect to the Crdentia Proper Borrowers, the sum of payments made or required to be made by Borrower during such period for (i) interest only payments due on the Revolving Loans facility, and (ii) interest and scheduled principal payments due on any and all other Indebtedness for Borrowed Money excluding the Subordinated Debt.

         "STAFFING SERVICES" means arranging to provide healthcare-related staffing services, long-term care or any business or activity that is reasonably similar thereto or a reasonable extension, development or expansion thereof or ancillary thereto.

         "SUBORDINATED DEBT" shall mean Indebtedness of Borrower or any Subsidiary of Borrower that is subordinated to the Obligations in a manner satisfactory to Lender, and contains terms, including, without limitation, payment terms, satisfactory to Lender.

         "SUBORDINATION AGREEMENTS" shall mean, individually and collectively, all subordination agreements, intercreditor agreements, consent and similar agreements among either Borrower, Lender and any holder of Indebtedness, whether entered into on or prior to the date hereof or from time to time hereafter, together with all modifications, amendments and restatements of any of the foregoing, including, without limitation, the Subordination Agreements listed on
SCHEDULE 11(n) hereto in respect of the Seller Notes existing on the Closing
Date.

                                  Annex I - 10

         "SUBSIDIARY" shall mean any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by Borrower, or any partnership, joint venture or limited liability company of which more than fifty percent (50%) of the outstanding equity interests are at the time, directly or indirectly, owned by Borrower or any partnership of which Borrower is a general partner.

         "TANGIBLE NET WORTH" shall have the meaning specified in SUBSECTION 14(A) hereof.

         "TARGET" shall mean, the entity which is the subject of an Acquisition.

         "TARGET PRO FORMA DEBT SERVICE" means, for any period, the sum of payments that will be made or required to be made by the Acquisition Subsidiary during such period for (i) interest, fees and scheduled principal payments due on the Term Loans that will be made to the Acquisition Subsidiary in connection with the Permitted Acquisition of such Target, and (ii) interest only payments due on the Revolving Loans that will be made to the Acquisition Subsidiary during such period (assuming that the maximum principal amount of Revolving Loans will be made to the Acquisition Subsidiary during such 12-month period, based on the Acquisition Subsidiary's anticipated borrowing base of Eligible Accounts), and (iii) interest and schedule principal payments due on any and all other Indebtedness for Borrowed Money of the Acquisition Subsidiary anticipated during such period, excluding the Subordinated Debt of the Acquisition Subsidiary.

         "TARGET PRO FORMA EBITDA" shall mean, with respect to any period, the Acquisition Subsidiary's net income after taxes for such period (excluding any after-tax gains or losses and excluding other after-tax extraordinary gains or losses) PLUS interest expense, income tax expense, depreciation and amortization for such period, PLUS or MINUS any other non-cash charges or gains which have been subtracted or added in calculating net income after taxes for such period.

         "TARGET PRO FORMA SENIOR DEBT" means (a) the maximum amount of Revolving Loans that will be made to the Acquisition Subsidiary under the Revolving Loan Agreement or any Replacement Revolver Loan Agreement (based on the Acquisition Subsidiary's anticipated borrowing base of Eligible Accounts), PLUS (b) the aggregate principal amount of the Term Loans that will be made to the Acquisition Subsidiary in connection with the Permitted Acquisition of Target, PLUS (c) all Capitalized Lease Obligations of the Acquisition Subsidiary that are anticipated during such 12-month period, PLUS (d) all other Indebtedness for Borrowed Money of the Acquisition Subsidiary, excluding the Subordinated Debt of the Acquisition Subsidiary.

         "TARGET PRO FORMA TERM LOAN DEBT" means for the projected period from the closing date of a Permitted Acquisition to the date that is 12 months from such closing date, the aggregate principal amount of the Term Loan that will be made to the Acquisition Subsidiary in connection with the Permitted Acquisition of Target.

                                  Annex I - 11

         "TERM" shall have the meaning specified in SECTION 10 hereof.

         "TERM LOAN " shall have the meaning specified in SUBSECTION 2(a) hereof.

         "TOTAL DEBT SERVICE" means, for any period, the sum of payments made (or, as to clause (i) of this sentence, required to be made) by Borrower during such period for (i) Senior Debt Service, (ii) interest, fees and scheduled principal payments due on the Term Loans, (iii) pursuant to the scheduled Subordinated Debt payments permitted by this Agreement and the applicable subordination agreement, and (iv) interest and scheduled principal payments due on any and all other Indebtedness for Borrowed Money of Borrower.

         "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Illinois.

         "WARRANT AGREEMENT" shall mean that certain Warrant Agreement dated as of the date hereof between Crdentia Corp. and Lender.

         "WARRANT CERTIFICATE" shall mean a certificate evidencing one or more warrants, substantially in the form of Exhibit A to the Warrant Agreement, with such changes therein as may be required to reflect any adjustments made pursuant to Section 12 of the Warrant Agreement.


                                  Annex I - 12

                         INDEX OF EXHIBITS AND SCHEDULES

EXHIBITS
--------
Exhibit A                 Compliance Certificate
Exhibit B                 Closing Checklist
Exhibit C                 Information Certificate
Exhibit D                 Subordination Agreement

SCHEDULES
---------
Schedule 1                Permitted Liens
Schedule 11(b)            Business and Collateral Locations
Schedule 11(b)            Certain Collateral
Schedule 11(g)            Litigation
Schedule 11(i)            Affiliate Transactions
Schedule 11(j)            Names & Trade Names
Schedule 11(n)            Indebtedness
Schedule 11(p)            Parent, Subsidiaries and Affiliates
Schedule 11(q)            Defaults
Schedule 11(x)            Government Reimbursement Program Matters
Schedule 11(t)            Environmental Matters
Schedule 11(x)            Healthcare Compliance
Schedule 11(y)            Healthcare Regulatory Matters
Schedule 11(z)            Licenses and Permits

                       EXHIBIT A - COMPLIANCE CERTIFICATE

Date:

TO:      Bridge Healthcare Finance, LLC, Agent
         233 South Wacker Drive, Suite 5350
         Chicago, Illinois 60606


Gentlemen and Ladies:

The undersigned Borrower hereby certifies to you the following pursuant to
Section 9(c) of the Loan and Security Agreement-Term Loans (the "AGREEMENT") dated as of August 31, 2004, among and Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., AHHC Acquisition Corporation and CPS Acquisition Corporation (collectively, the "BORROWER"), Bridge Healthcare Finance, LLC (the "LENDER").

1. As of ___, no event of default or event which with the lapse of time or the giving of notice, or both, would become an event of default (an "unmatured event of default") has occurred or, if such a change has occurred, a writing attached hereto specifies the nature thereof and the action that Borrower has taken or proposes to take with respect thereto.

2. No material adverse change in the condition, financial or otherwise, business, property, or results of operations of Borrower has occurred since [date of last Compliance Certificate/last financial statements delivered prior to closing], or, if such a change has occurred, a writing attached hereto specifies the nature thereof and the action that Borrower has taken or proposes to take with respect thereto.

3. Borrower is in compliance with the representations, warranties and covenants in the Agreement or, if Borrower is not in compliance with any representations, warranties or covenants in the Agreement, a writing attached hereto specifies the nature thereof and the action that Borrower has taken or proposes to take with respect thereto.

4. As of __________, Borrower maintains the following financial covenants pursuant to Section 14 of the Agreement.

         a. Borrower shall maintain a Minimum Tangible Net Worth, on a Crdentia Proper Consolidated Basis, of (i) $(1,500,000) at all times from the Closing Date through September 30, 2004 and
                  (ii) thereafter, from the last day of each fiscal quarter of the Crdentia Proper Borrowers through the day prior to the last day of each immediately succeeding fiscal quarter of the Crdentia Proper Borrowers, the Minimum Tangible Net Worth during the immediately preceding period plus seventy-five percent (75%) of the Crdentia Proper Borrowers' net income


                                 EXHIBIT A - 1

                  (but without reduction for any net loss) for the Fiscal Year ending on the first day of such period as reflected on the Crdentia Proper Borrowers' audited year end financial statement. (See attached SCHEDULE A for calculation of Tangible Net Worth)

                      Compliance            Yes:              No:
                                                     --------        -------

         b. SENIOR DEBT SERVICE COVERAGE RATIO. As of the last day of each applicable period, the ratio of Borrower's Operating Cash Flow, on a Crdentia Proper Consolidated Basis, to Borrower's Senior Debt Service, on a Crdentia Proper Consolidated Basis, for each period set forth below (which ratio shall be tested as of the last day of each such period) must be at least the following: (See attached SCHEDULE B for calculation)

---------------------------- ------------------------- --------------------------- --------------------------
        TIME FRAME                 DATE TESTED            SENIOR DEBT SERVICE              BASED ON
                                                             COVERAGE RATIO
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      1/31/05                   1.00 to 1.00                Monthly
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      2/28/05                   1.00 to 1.00                Monthly
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      3/31/05                   1.00 to 1.00                Trailing 3 months
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      4/30/05                   1.00 to 1.00                Trailing 4 months
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      5/31/05                   1.00 to 1.00                Trailing 5 months
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      6/30/05                   1.25 to 1.00                Trailing 6 months
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      7/31/05                   1.25 to 1.00                Trailing 7 months
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      8/31/05                   1.25 to 1.00                Trailing 8 months
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      9/30/05                   1.25 to 1.00                Trailing 9 months
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      10/31/05                  1.25 to 1.00                Trailing 10 months
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      11/30/05                  1.25 to 1.00                Trailing 11 months
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      12/31/05                  1.25 to 1.00                Trailing 12 months
---------------------------- ------------------------- --------------------------- --------------------------
Quarterly                    3/31/06 and each          1.25 to 1.00                Trailing 12 months
                             quarter thereafter
---------------------------- ------------------------- --------------------------- --------------------------

      Actual Debt Service Coverage Ratio:           Compliance:   Yes:           No:
                                           -----                           -----       -----

                                 EXHIBIT A - 2

         c. MINIMUM EBITDA. Borrower shall not permit EBITDA (which calculation shall include for the months ended 8/31/04 through 12/31/04 any payment made by MedCap Partners L.P. pursuant to the terms of Makewell Agreement), on a Crdentia Proper Consolidated Basis, to be less than the amount set forth below for the corresponding period set forth below (See attached SCHEDULE C for calculation):

---------------------------- -------------------------- --------------------------- -------------------------
        TIME FRAME                  DATE TESTED               MINIMUM EBITDA                BASED ON
---------------------------- -------------------------- --------------------------- -------------------------
Monthly                      8/31/04                    $(151,662)                  Monthly
---------------------------- -------------------------- --------------------------- -------------------------
Monthly                      9/30/04                    $(83,271)                   Monthly
---------------------------- -------------------------- --------------------------- -------------------------
Monthly                      10/31/04                   $(28,059)                   Monthly
---------------------------- -------------------------- --------------------------- -------------------------
Monthly                      11/30/04                   $1,875                      Monthly
---------------------------- -------------------------- --------------------------- -------------------------
Monthly                      12/31/04                   $39,212                     Monthly
---------------------------- -------------------------- --------------------------- -------------------------
Quarterly                    3/31/05                    $82,501                     Trailing 3 months
---------------------------- -------------------------- --------------------------- -------------------------
Quarterly                    6/30/05                    $99,393                     Trailing 6 months
---------------------------- -------------------------- --------------------------- -------------------------
Quarterly                    9/30/05                    $158,708                    Trailing  months
---------------------------- -------------------------- --------------------------- -------------------------
Quarterly                    12/31/05                   $219,897                    Trailing 12 months
---------------------------- -------------------------- --------------------------- -------------------------

         Notwithstanding the foregoing, to the extent the Crdentia Proper Borrowers maintain a Senior Debt Service Coverage Ratio of 1.50 to 1.00 or greater as determined at the end of any measuring period as set forth in Section 4(b) above, the Crdentia Proper Borrowers shall not be required to maintain minimum EBITDA as set forth in this Section for such corresponding month and during the continuance of such compliance.

                      Compliance            Yes:              No:
                                                     --------        -------

         d. ACQUISITION SUBSIDIARY DEBT SERVICE COVERAGE RATIO. Commencing on the last day of the first fiscal quarter following the first Permitted Acquisition, and continuing quarterly thereafter, Borrower shall not permit the ratio of (i) Acquisition Subsidiary EBITDA to (ii) scheduled payments of interest and fees, to the extent carried as interest expense on Acquisition Subsidiary's consolidated financial statements, with respect to Acquisition Subsidiary Debt (and, if the period of measurement is less than 12 months, determined on an annualized basis), to be less than the amount set forth below for the corresponding period set forth below (See Schedule D for calculation) :

                                 EXHIBIT A - 3

---------------------------- --------------------------- -------------------------- -------------------------
        TIME FRAME                  DATE TESTED           ACQUISITION SUBSIDIARY            BASED ON
                                                          DEBT SERVICE COVERAGE
                                                                   RATIO
---------------------------- --------------------------- -------------------------- -------------------------
Quarterly                    Last day of the first       1.50 to 1.00               Trailing 3 months
                             Fiscal Quarter following
                             the first Permitted
                             Acquisition
---------------------------- --------------------------- -------------------------- -------------------------
Quarterly                    Next Fiscal Quarter         1.50 to 1.00               Trailing 6 months
                             Thereafter
---------------------------- --------------------------- -------------------------- -------------------------
Quarterly                    Next Fiscal Quarter         1.50 to 1.00               Trailing 9 months
                             Thereafter
---------------------------- --------------------------- -------------------------- -------------------------
Quarterly                    Each Fiscal Quarter         1.50 to 1.00               Trailing 12 months
                             Thereafter
---------------------------- --------------------------- -------------------------- -------------------------

         Actual Acquisition Subsidiary Debt
         Service Coverage Ratio:                   Compliance:         Yes:           No:
                                      -----                                    ------       ------

         e. ACQUISITION SUBSIDIARY DEBT LEVERAGE RATIO. Commencing on the last day of the first fiscal quarter following the first Permitted Acquisition, and continuing quarterly thereafter, Borrower shall not permit the ratio of Acquisition Subsidiary Debt to Acquisition Subsidiary EBITDA to be more than the following (See Schedule E for calculation):

            Period                         Date Tested                    Coverage                 Based on:
            ------                         -----------                    --------                 ---------
Quarterly                       Last day of the first fiscal             4.0 to 1.0            Trailing 3 Months
                                quarter following the first
                                Permitted Acquisition
Quarterly                       Next Fiscal Quarter Thereafter           4.0 to 1.0            Trailing 6 months
Quarterly                       Next Fiscal Quarter Thereafter           4.0 to 1.0            Trailing 9 months
Quarterly Thereafter            Each Fiscal Quarter Thereafter           4.0 to 1.0           Trailing 12 months


         Actual Acquisition Subsidiary Debt
         Leverage Ratio:                   Compliance:         Yes:           No:
                              -----                                    ------       ------

                                 EXHIBIT A - 4

         f. ACQUISITION SUBSIDIARY TERM LOAN DEBT LEVERAGE RATIO. Commencing on the last day of the first fiscal quarter following the first Permitted Acquisition, and continuing quarterly thereafter, Borrower shall not permit the ratio of Acquisition Subsidiary Term Loan Debt to Acquisition Subsidiary EBITDA to be more than the following:

          Time Frame                       Date Tested                    Coverage                 Based on:
          ----------                       -----------                    --------                 ---------
Quarterly                       Last day of the first fiscal             2.50 to 1             Trailing 3 Months
                                quarter following the first
                                Permitted Acquisition
Quarterly                       Next Fiscal Quarter Thereafter           2.50 to 1             Trailing 6 months
Quarterly                       Next Fiscal Quarter Thereafter           2.50 to 1             Trailing 9 months
Quarterly Thereafter            Each Fiscal Quarter Thereafter           2.50 to 1            Trailing 12 months

         Actual Acquisition Subsidiary Term
         LoanDebt Leverage Ratio:                             Compliance:         Yes:           No:
                                                 -----                                    ------       ------

         g. Capital Expenditure Limitation: the aggregate cost of all fixed assets purchased or otherwise acquired shall not exceed
                  $200,000 during any Fiscal Year.

       Total Capital Expenditures (YTD):                        Compliance:        Yes:          No:
                                               ----------                                   ----        ----

         h. Operating Lease Obligations: payments made pursuant to operating lease obligations shall not exceed $100,000 during any Fiscal Year.

       Operating Lease Payments (YTD):                         Compliance:         Yes:          No:
                                              -----------                                  -----        ----

The financial statements, reports and information submitted concurrently herewith have been prepared in accordance with generally accepted accounting principles consistently applied, where applicable, and there have been no material changes in accounting policies or financial reporting practices of Borrower since [date of last Compliance Certificate/last financial statements delivered prior to closing], or, if such a change has occurred, a writing attached hereto specifies the nature thereof and the action that Borrower has taken or proposes to take with respect thereto.


                                 EXHIBIT A - 5

Any and all initially capitalized terms set forth in this certificate without definition shall have the respective meanings ascribed thereto in the Agreement.




                                                   CRDENTIA CORP.

                                          By:
                                                   -----------------------------
                                          Its:
                                                   -----------------------------



                                 EXHIBIT A - 6


                                   SCHEDULE A
                                   ----------


                               TANGIBLE NET WORTH
                               ------------------


TANGIBLE NET WORTH
------------------

Shareholders' equity (including retained earnings and preferred stock) of Crdentia Proper Borrowers
                                                                       -------------------------

Less:    Book value of all intangible assets
                                                                       -------------------------

Add:     Amount of debt of Crdentia Proper Borrowers subordinated to
Lender
                                                                       -------------------------

                                                                       -------------------------

TANGIBLE NET WORTH
------------------
                                                                       -------------------------

                                 EXHIBIT A - 7

                                   SCHEDULE B
                                   ----------


                       SENIOR DEBT SERVICE COVERAGE RATIO
                       ----------------------------------



OPERATING CASH FLOW
-------------------

Net income (Loss) of the Crdentia Proper Borrowers excluding extraordinary gains or losses

                                                                       -------------------------

Add:    Depreciation
                                                                       -------------------------
            Amortization and other non-cash charges
                                                                       -------------------------
            Interest and fee expenses paid or accrued
                                                                       -------------------------
            Total federal and state income tax expenses accrued regardless of whether paid during such period
                                                                       -------------------------
            Management fees and other fees paid to
            subordinated creditors
                                                                       -------------------------

Add/Less:
            Gain or loss on the sale of property, plant or Equipment


             Subtotal
                                                                       -------------------------

Less:     Cash Capital Expenditures made during such period of the
Crdentia Proper Borrowers
                                                                       -------------------------
              All taxes paid or required to be paid during
              such period and all non-cash income of the Crdentia
Proper Borrowers
                                                                       -------------------------


TOTAL OPERATING CASH FLOW
                                                                       -------------------------


SENIOR DEBT SERVICE

Add:     Interest due on Revolving Loans of the Crdentia
             Proper Borrowers
                                                                       -------------------------
                                                                       -------------------------

                                                                       -------------------------

            Scheduled principal and interest payments made
            or required to be made on all other indebtedness
---------------------------------------------------------------------
            of the Crdentia Proper Borrowers
            (excluding Subordinated Debt)
                                                                       -------------------------
                                                                       -------------------------


TOTAL SENIOR DEBT SERVICE
                                                                       -------------------------
                                                                       -------------------------



TOTAL OPERATING CASH FLOW:
TOTAL SENIOR DEBT SERVICE                       =            to 1.0
                                                  ----------

                                   SCHEDULE C


                                     EBITDA



EBITDA

Net income (Loss) of the Crdentia Proper Borrowers (excluding any after-tax gains or losses and excluding other after-tax extraordinary gains or losses)

                                                                       -------------------------
                                                                       -------------------------

Add:     Interest expense
                                                                       -------------------------
                                                                       -------------------------
             Income tax expense
                                                                       -------------------------
                                                                       -------------------------
             Depreciation
                                                                       -------------------------
                                                                       -------------------------
             Amortization
                                                                       -------------------------

Add/Less:
            Other non-cash charges or gains
                                                                       -------------------------
                                                                       -------------------------


Add:  (for months ending 8/31/04 through 12/31/04 only)
          Payments from MedCap Partners L.P.


TOTAL EBITDA
                                                                       -------------------------

Minimum EBITDA               $____________         Total EBITDA          $______________


                                   SCHEDULE D

               ACQUISITION SUBSIDIARY DEBT SERVICE COVERAGE RATIO


ACQUISITION SUBSIDIARY EBITDA

Net income (Loss)of the Acquisition Subsidiary (excluding any after-tax gains or losses and excluding other after-tax extraordinary gains or losses)

                                                                       -------------------------
                                                                       -------------------------

Add:     Interest expense
                                                                       -------------------------
                                                                       -------------------------
             Income tax expense
                                                                       -------------------------
                                                                       -------------------------
             Depreciation
                                                                       -------------------------
                                                                       -------------------------
             Amortization
                                                                       -------------------------

Add/Less:
            Other non-cash charges or gains
                                                                       -------------------------
                                                                       -------------------------


TOTAL EBITDA
                                                                       -------------------------

ACQUISITION SUBSIDIARY DEBT SERVICE

Add:     Scheduled payments of interest and fees (carried as
             an interest expense on Acquisition Subsidiaries
             consolidated financials) with respect to:
                                                                       -------------------------
                                                                       -------------------------

            Revolving Loans to Acquisition Subsidiary
            Aggregate principal amount of Term Loan
            Capitalized Lease Obligations of Acquisition
            Subsidiary
            Indebtedness for Borrowed Money of Acquisition
            Subsidiary (excluding Subordinated Debt)
                                                                       -------------------------

TOTAL ACQUISITION SUBSIDIARY DEBT SERVICE
                                                                       -------------------------

TOTAL ACQUISITION SUBSIDIARY EBITDA TO          =            to 1.0
                                                  ----------
ACQUISITION SUBSIDIARY DEBT SERVICE:

                                   SCHEDULE E

                   ACQUISITION SUBSIDIARY DEBT LEVERAGE RATIO



ACQUISITION SUBSIDIARY DEBT

ACQUISITION SUBSIDIARY DEBT (
---------------------------

                                                                       -------------------------
                                                                       -------------------------

ACQUISITION SUBSIDIARY DEBT
                                                                       -------------------------
                                                                       -------------------------
            Outstanding Revolving Loan to Acquisition Subsidiary
                                                                       -------------------------
                                                                       -------------------------
            Aggregate principal amount of Term Loan outstanding
                                                                       -------------------------
                                                                       -------------------------
            Capitalized Lease Obligations of Acquisition Subsidiary

                                                                       -------------------------
                                                                       -------------------------
            Indebtedness for Borrowed Money of Acquisition
            Subsidiary (excluding the Subordinated Debt)
                                                                       -------------------------



ACQUISITION SUBSIDIARY DEBT TO:
     ACQUISITION SUBSIDIARY EBITDA              =            to 1.0
                                                  ----------

                                                    EXHIBIT A - 13
sd-217849
                                   SCHEDULE F


              ACQUISITION SUBSIDIARY TERM LOAN DEBT LEVERAGE RATIO



ACQUISITION SUBSIDIARY TERM LOAN DEBT

Aggregate principal amount of Term Loan outstanding

                                                                       -------------------------
                                                                       -------------------------


ACQUISITION SUBSIDIARY EBITDA (FROM SCHEDULE D)
                                                                       -------------------------
                                                                       -------------------------



ACQUISITION SUBSIDIARY TERM LOAN DEBT TO
ACQUISITION SUBSIDIARY EBITDA                   =            to 1.0
                                                  ----------

                                    EXHIBIT B
                                    ---------
                                CLOSING CHECKLIST
                                 (SEE ATTACHED)


                                  EXHIBIT B - 1

                                    EXHIBIT C
                                    ---------
                             INFORMATION CERTIFICATE
                                 (SEE ATTACHED)


                                  EXHIBIT C - 1

                                    EXHIBIT D
                                    ---------
                             SUBORDINATION AGREEMENT
                                 (SEE ATTACHED)


                                  EXHIBIT D - 1

                          SCHEDULE 1 - PERMITTED LIENS

Receivables Allocation Agreement dated August 31, 2004 between William C. Crocker, Crdentia Corp., CRDE Corp., AHHC Acquisition Corporation, Bridge Healthcare Finance, LLC and Bridge Opportunity Finance.

               SCHEDULE 11(B) - BUSINESS AND COLLATERAL LOCATIONS;
                               CERTAIN COLLATERAL

A. Borrower's business locations (please indicate which location is the principal place of business and at which locations originals and all copies of Borrower's books, records and accounts are kept).

         1. Principal place of business and location of originals and all copies of books, records and accounts:

                  14114 Dallas Parkway
                  Dallas, TX 75254

         2.       2124 Union Street, Suite D
                  San Francisco, CA 94123

         3.       3522 Vann Road
                  Birmingham, AL 35235

         4.       174 Bellevue Avenue, Suite 315
                  Newport, RI 02840

         5.       1114 Seventeenth Avenue
                  Nashville, TN 37212

         6.       5829 N. 7th St., #1E
                  Phoenix, AZ 85014

         7.       808 S. College St. #122
                  McKinney, TX

B. Other locations of Collateral (including, without limitation, warehouse locations, processing locations, consignment locations) and all post office boxes of Borrower. NONE

C.       Bank Accounts of Borrower:

                    BANK (WITH ADDRESS)               ACCOUNT NUMBER            TYPE OF ACCOUNT
                    -------------------               --------------            ---------------
         1.          Comerica Bank                     1892275403                Operating

         2.          Legacy Bank of Texas              888321                    Payroll

         3.          Legacy Bank of Texas              888339                    Operating

         4.          LaSalle Bank                      5800678400                Operating


         5.          LaSalle Bank                      5800678392                Lockbox

         6.          West American Bank                924-00703-02              Credit card clearing

         7.          Bank One, NA                      000000636694283           Operating

         8.          Bank One, NA                      000000649350550           ATM/Debit Cards

         9.          Regions Bank                      03-0499-2709              Payroll

         10.         First American Bank               1032016243

         11.         First American Bank               1038027375

         12.         First American Bank               1038030851

         13.         Bank One, NA                      07590138

         14.         Bank One, NA                      28644166

D.       Certain Collateral

                  a.       Intellectual Property -- NONE

                  b.       Instruments -- NONE

                  c.       Deposit Accounts --SEE ACCOUNTS LISTED
                                              UNDER C ABOVE

                  d.       Investment Property - NONE

                  e.       Letter-of-Credit Rights -- NONE

                  f.       Chattel Paper -- NONE

                  g.       Documents -- NONE

                  h.       Commercial Tort Claims -- NONE

                  i.       Certificate of Title Goods -- NONE

                  j.       Collateral with Third Parties - NONE

                           SCHEDULE 11(G) - LITIGATION



         NONE.

                     SCHEDULE 11(I) - AFFILIATE TRANSACTIONS

         Registration rights granted pursuant to that certain Amended and Restated Registration Rights Agreement, dated as of August 31, 2004 by and between Crdentia Corp. and the investors listed on Schedule A thereto.

         Subscription Agreement dated August 31, 2004 by and between Crdentia Corp. and MedCap Partners L.P.

         Subscription Agreement dated August 31, 2004 by and between Crdentia Corp. and James D. Durham.

         Warrant to Purchase Shares of Series B-1 Preferred Stock dated August 31, 2004 issued by Crdentia Corp. to MedCap Partners L.P.

         Warrant to Purchase Shares of Series C Preferred Stock dated August 31, 2004 issued by Crdentia Corp. to MedCap Partners L.P.

         Warrant to Purchase Shares of Series C Preferred Stock dated August 31, 2004 issued by Crdentia Corp. to James D. Durham.

         Stock Purchase Agreement, dated as of May 18, 2003, by and between Crdentia Corp., MedCap Partners L.P. and the stockholders listed on EXHIBIT A thereto.

         Options to purchase 2,333,333 shares of Crdentia Corp.'s Common Stock granted to James D. Durham, Crdentia Corp.'s Chairman and Chief Executive Officer, on December 31, 2003 and a bonus agreement executed in connection therewith.

         Option to purchase up to 66,666 shares of Crdentia Corp.'s Common Stock made by Crdentia Corp. to each of two members of its Board of Directors on December 16, 2003.

         Option to purchase up to 206,074 shares of Crdentia Corp.'s Common Stock made by Crdentia Corp. to Pamela Atherton, its President, on December 16, 2003.

         Executive Employment Agreement by and between Crdentia Corp. and Ms. Atherton dated on or about December 16, 2003.

         Agreement and Plan of Reorganization, dated as of September 15, 2003, by and among Crdentia Corp., New Age Staffing, Inc., NAS Acquisition Corporation and the shareholders of New Age Staffing, Inc. (the "NAS Merger Agreement").

         Agreement and Plan of Reorganization dated as of November 4, 2003 by and among Crdentia Corp., PSR Acquisition Corporation, PSR Holdings Acquisition Corporation, PSR Nurse Recruiting, Inc. and PSR Nurses Holdings Corp. (the "PSR Merger Agreement"), pursuant to which Crdentia Corp. obtained a 100% ownership interest in PSR Nurses, Ltd. (through its acquisition of PSR Nurse Recruiting, Inc., the sole general partner of PSR Nurses, Ltd. and PSR Nurses Holdings Corp., the sole limited partner of PSR Nurses, Ltd.). Crdentia Corp. uses offices leased by PSR Nurses, Ltd. as its principal executive offices, a substantial number of Crdentia Corp.'s staff is PSR Nurses, Ltd. personnel, and Crdentia Corp. uses some PSR Nurses, Ltd. deposit accounts. In addition, Crdentia Corp. uses the personnel and bank accounts of several of its other subsidiaries.

         Agreement and Plan of Reorganization dated as of July 16, 2003, by and among Crdentia Corp., Nurses Network, Inc., NNI Acquisition Corporation and certain shareholders of Nurses Network, Inc.

         Common Stock Purchase Agreement dated May 15, 2002 by and between Crdentia Corp. and the parties thereto.

         Convertible Subordinated Promissory Note dated August 28, 2003 in the original principal amount of $50,000 made payable to James D. Durham.

         Convertible Subordinated Promissory Note dated September 2, 2003 in the original principal amount of $50,000 made payable to the DeLuca Trust, dated 1/7/00.

         Convertible Subordinated Promissory Note dated September 2, 2003 in the original principal amount of $50,000 made payable to the R.P. Oliver Community Propoerty Trust dated 5/5/75.

         Subscription Agreement dated June 16, 2004 by and between Crdentia Corp. and MedCap Partners, L.P.

         Subscription Agreement dated August 9, 2004 by and between Crdentia Corp. and Durham Properties, LLC.

         Subscription Agreement dated August 9, 2004 by and between Crdentia Corp. and Nick Liuzza, Sr.

         Subscription Agreement dated August 9, 2004 by and between Crdentia Corp. and Nick Liuzza, Jr.

         Subscription Agreement dated August 9, 2004 by and between Crdentia Corp. and Robin Riddle.

         Subscription Agreement dated August 9, 2004 by and between Crdentia Corp. and Robert Kenneth.

         Registration Rights Agreement dated August 9, 2004 by and between Crdentia Corp. and the investors listed on Schedule A thereto.

         Option to purchase 866,666 shares of Crdentia Corp.'s common stock granted to James D. Durham on August 3, 2004.

         Option to purchase 433,333 shares of Crdentia Corp.'s common stock granted to Pamela Atherton on August 3, 2004.

         Option to purchase 8,333 shares of Crdentia Corp.'s common stock granted to Robert. Oliver on May 27, 2004.

         Option to purchase 16,667 shares of Crdentia Corp.'s common stock granted to Joseph DeLuca on May 27, 2004.

         Option to purchase 8,333 shares of Crdentia Corp.'s common stock granted to Robert Kenneth on May 27, 2004.

         Option to purchase 8,333 shares of Crdentia Corp.'s common stock granted to C. Fred Toney on May 27, 2004.

         Option to purchase 8,333 shares of Crdentia Corp.'s common stock granted to Thomas Herman on May 27, 2004.

         Indemnification Agreement dated February 26, 2004 by and between Crdentia Corp. and James D. Durham.

         Indemnification Agreement dated February 26, 2004 by and between Crdentia Corp. and Thomas Herman.

         Indemnification Agreement dated February 26, 2004 by and between Crdentia Corp. and C. Fred Toney.

         Indemnification Agreement dated February 26, 2004 by and between Crdentia Corp. and Robert Oliver.

         Indemnification Agreement dated February 26, 2004 by and between Crdentia Corp. and Joseph DeLuca.

         Indemnification Agreement dated February 26, 2004 by and between Crdentia Corp. and Robert Kenneth.

         Indemnification Agreement dated February 26, 2004 by and between Crdentia Corp. and Pamela Atherton.

         Indemnification Agreement dated February 26, 2004 by and between Crdentia Corp. and William S. Leftwich.

         Option to purchase up to 110,504 shares of Common Stock granted by Crdentia Corp. to William S. Leftwich.

         16,666 shares of Common Stock issued by Crdentia Corp. to MedCap Partners L.P. in May 2004 pursuant to the terms of the Certificate of Designations, Preferences and Rights of Series A Preferred Stock of Crdentia Corp., as amended.

                      SCHEDULE 11(J) - NAMES & TRADE NAMES


-------------------------------------- -----------------------------------------
BORROWER                               NAME AND TRADE NAMES

-------------------------------------- -----------------------------------------
Crdentia Corp.                         Crdentia Corp.
                                       Lifen, Inc.
                                       Digivision International, Ltd.

-------------------------------------- -----------------------------------------
Baker Anderson Christie, Inc.          Baker Anderson Christie, Inc.

-------------------------------------- -----------------------------------------
Nurses Network, Inc.                   Nurses Network, Inc.

-------------------------------------- -----------------------------------------
New Age Staffing, Inc.                 New Age Staffing, Inc.
                                       NAS Acquisition Corporation

-------------------------------------- -----------------------------------------
PSR Nurses, Ltd.                       PSR Nurses, Ltd.

                                       PSR Nurses Limited Partnership

-------------------------------------- -----------------------------------------
PSR Nurse Recruiting, Inc.             PSR Nurse Recruiting, Inc.

-------------------------------------- -----------------------------------------
PSR Nurses Holdings Corp.              PSR Nurses Holdings Corp.

-------------------------------------- -----------------------------------------
CRDE Corp.                             CRDE Corp.

-------------------------------------- -----------------------------------------
AHHC Acquisition Corporation           AHHC Acquisition Corporation

-------------------------------------- -----------------------------------------
CPS Acquisition Corporation            CPS Acquisition Corporation

-------------------------------------- -----------------------------------------

                          SCHEDULE 11(N) - INDEBTEDNESS

Convertible Subordinated Promissory Note dated December 2, 2003 in the original principal amount of $2,525,000 made payable to Professional Staffing Services, Inc. and Nursing Services Registry of Savannah, Inc. ("Permenter Note No. 1").

Convertible Subordinated Promissory Note dated December 2, 2003 in the original principal amount of $200,000 made payable to Professional Staffing Services, Inc. and Nursing Services Registry of Savannah, Inc. ("Permenter Note No. 2", and collectively with Permenter Note No. 1, the "Permenter Notes").

Convertible Subordinated Promissory Note dated August 28, 2003 in the original principal amount of $50,000 made payable to James D. Durham.

Convertible Subordinated Promissory Note dated September 2, 2003 in the original principal amount of $50,000 made payable to the DeLuca Trust, dated 1/7/00.

Convertible Subordinated Promissory Note dated September 2, 2003 in the original principal amount of $50,000 made payable to the R.P. Oliver Community Propoerty Trust dated 5/5/75.

Convertible Subordinated Promissory Note dated September 2, 2003 in the original principal amount of $300,000 made payable to Robert Dillon.

Convertible Subordinated Promissory Note dated September 2, 2003 in the original principal amount of $200,000 made payable to Anthony D. Errico.

Convertible Subordinated Promissory Note dated September 2, 2003 in the original principal amount of $25,000 made payable to Health Care Investment Visions, LLC

Convertible Subordinated Promissory Note dated September 30, 2003 in the original principal amount of $25,000 made payable to David A. Levenson and Ron
E. Rubinstein, Tenants in Common.

Convertible Subordinated Promissory Note dated October 16, 2003 in the original principal amount of $120,000 made payable to Aydah Kytay

Convertible Subordinated Promissory Note dated December 12, 2003 in the original principal amount of $25,000 made payable to Donald L. Bolich IRA.

Convertible Subordinated Promissory Note dated December 12, 2003 in the original principal amount of $25,000 made payable to Steven P. Covey.

Convertible Subordinated Promissory Note dated December 3, 2003 in the original principal amount of $15,000 made payable to Dorothy E. Elliot Revocable Trust U/A dated 10/02/98.

Convertible Subordinated Promissory Note dated December 3, 2003 in the original principal amount of $25,000 made payable to Donald B. Gustafson and Beverly J. Gustafson, Co-Trustees of the Gustafson Family Trust, dated 04/03/85. Revolving Note dated June 16, 2004 made payable to Bridge Healthcare Finance, LLC.

Term Note dated August 31, 2004 made payable to Bridge Opportunity Finance, LLC.

Subordinated Promissory Notes dated August 16, 2004 in the aggregate original principal amount of $275,000.

              SCHEDULE 11(P) - PARENT, SUBSIDIARIES AND AFFILIATES

        Crdentia Corp., directly or indirectly, controls the following entities:

        Baker Anderson Christie, Inc.

        Nurses Network, Inc.

        New Age Staffing, Inc.

        PSR Nurses, Ltd.

        PSR Nurse Recruiting, Inc.

        PSR Nurses Holdings Corp.

        CRDE Corp.

        AHHC Acquisition Corporation

        CPS Acquisition Corporation


         Reference is made to the ownership by MedCap Partners L.P. of more than 10% of the outstanding securities of Crdentia Corp.

                            SCHEDULE 11(Q) - DEFAULTS


In August 2004, Crdentia Corp. tendered the scheduled principal and/or interest payments under the Permenter Notes to the holder thereof, subject to the holder executing and returning the form of Subordination Agreement required by Bridge Healthcare Finance, LLC. By the terms of the Permenter Notes, the holder is required to execute any documents required by Crdentia Corp.'s senior lender, including the Subordination Agreement.

The holder of the Permenter Notes has refused to (i) execute the Subordination Agreement, and (ii) accept the tendered payments under the Permenter Notes.

                     SCHEDULE 11(T) - ENVIRONMENTAL MATTERS


         NONE.

            SCHEDULE 11(X) - GOVERNMENT REIMBURSEMENT PROGRAM MATTERS


NONE.

                      SCHEDULE 11(Z) - LICENSES AND PERMITS


Reference is made to license number NR 00000530 issued by the State of Washington to PSR Nurses, Ltd. on March 19, 2003, which was valid until March 19, 2004.

                     BRIDGE OPPORTUNITY FINANCE, LLC ("BOF")

                                      with

                           CRDENTIA CORP. ("CRDENTIA")
                     BAKER ANDERSON CHRISTIE, INC.("BAKER")
                     NURSES NETWORK, INC.("NURSES NEWTORK")
                       NEW AGE STAFFING, INC. ("NEW AGE")
                          PSR NURSES, LTD. ("PSR LTD.")
                  PSR NURSE RECRUITING, INC. ("PSR RECRUITING")
                   PSR NURSES HOLDINGS CORP. ("PSR HOLDING"),
                               CRDE CORP. ("CRDE")
                         AHHC ACQUISITION, INC. ("AHHC")
                          CPS ACQUISITION, INC. ("CPS")
                         (COLLECTIVELY, THE "BORROWERS")

                            Term Loan Credit Facility

                               Document Checklist

                                 August 31, 2004


1.       DEAL TEAM

Borrowers                           CRDENTIA CORP.
("B")                               14114 DALLAS PARKWAY, SUITE 600
                                    DALLAS, TEXAS 75254
                                    Tel:  (800) 803-1777
                                    Fax:  (972) 392-2722

                                    Attn: William Leftwich
                                    Title: Chief Financial Offier
                                    E-Mail: bleftwich@crdentia.com

Borrower Counsel:                   MORRISON & FORESTER LLP
("BC")                              425 Market Street
                                    San Francisco, California 94105

                                    Jill Feldman, Esq.
                                    Tel: (415) 268-6474
                                    Fax: (415) 276-7298
                                    E-Mail: jfeldman@mofo.com

Lender:                             BRIDGE OPPORTUNITY FINANCE, LLC
("L")                               233 South Wacker Drive, Suite 5350
                                    Chicago, Illinois 60606

                                    Attn: Kim Gordon
                                    Tel: (312) 334-4455 ext. 209
                                    Fax: (312) 334-4450
                                    E-Mail: KGORDON@BRIDGEHCF.COM

                                    Attn: Shawn Andrews
                                    Tel: (312) 334-4452 ext. 204
                                    Cel: (312) 282-3614
                                    E-Mail: SANDREWS@BRIDGEHCF.COM

Counsel to Lender:                  VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.
("CL")                              222 N. LaSalle Street
                                    Chicago, Illinois 60601
                                    Tel: (312) 609-7500
                                    Fax: (312) 609-5005

                                    Thomas E. Schnur, Esq.
                                    Dir: (312) 609-7715
                                    E-Mail: TSCHNUR@VEDDERPRICE.COM

                                    A.J. Gable, Esq. Dir: (312)
                                    609-7852 E-Mail:
                                    AGABLE@VEDDERPRICE.COM

                                    Diana Schoendorff, Paralegal
                                    Dir: (312) 609-7859
                                    E-Mail: DSCHOENDORFF@VEDDERPRICE.COM


2.       FINANCING DOCUMENTATION                                                            RESPONSIBLE PARTY
                                                                                            -----------------

         (a)      LOAN DOCUMENTATION                                                                CL

                  (i)      Loan and Security Agreement - Term Loan (BOF), together with:

                           (1)      ANNEX I - Definitions                                           CL

                           (2)      Exhibit A - Borrowing Base Certificate                          L/B
                                    Exhibit B - Compliance Certificate                              CL
                                    Exhibit C - Closing Document List                               CL

                           (3)      Schedule 1 - Permitted Liens                                     B
                                    Schedule 11(b) - Business and Collateral                         B
                                    Locations                                                        B
                                    Schedule 11(b) - Certain Collateral                              B
                                    Schedule 11(g) - Litigation                                      B
                                    Schedule 11(i) - Affiliate Transactions                          B
                                    Schedule 11(j) - Names & Trade Names                             B
                                    Schedule 11(n) - Indebtedness                                    B
                                    Schedule 11(p) - Parent, Subsidiaries & Affiliates               B
                                    Schedule 11(x) - Government Reimbursement                        B
                                    Program Matters                                                  B

                  (ii)     Term Loan Note (BOF)                                                     CL

                  (iii)    Warrant Agreement                                                        CL

                  (iv)     Makewell Agreement from MedCap Partners L.P.                             CL

                  (v)      Stock Pledge Agreement                                                  VPKK

                           (1)      Original Stock Certificates                                      B
                           (2)      Stock Powers                                                     B

                  (vi)     Intercreditor and Subordination Agreement                               VPKK

                  (vii)    Assignment of Rights under Purchase Agreement with respect to
                           each of the following Acquisitions:                                       CL

                           (1)      Acquisition of Care Pros Staffing, Inc.
                           (2)      Acquisition of Arizona Home Health Care / Private
                                    Duty, Inc.

                  (viii)   Officer's Certificate (BOF)                                              CL

                  (ix)     Accountant's Access Letter (BOF)                                       CL/Form

                                                    3

                  (x)      Borrowing Base Certificate (confirming Acquisition Subsidiary
                           Excess Availability)                                                      B

                  (xi)     Disbursement Request                                                     CL

         (b)      ACCOUNT DOCUMENTATION                                                            CL/B

                  (i)      Lockbox Agreements (in addition to account documents with BHF also for the benefit of BOF) with respect to each of the
                           following:                                                              CL/B

                           (1)      CRDE Corp.

                  (ii)     Deposit Account Control Agreement with respect to each of the
                           following bank accounts:                                                CL/B

                           (1)      Care Pros Staffing, Inc. bank accounts with First
                                    American Bank: Account Numbers 1038016243, 1038027375
                                    and 1038030851
                           (2)      Arizona Home Health Care / Private Duty, Inc. bank
                                    accounts with Bank One: Account Numbers 07590138 and
                                    28644166

         (c)      INSURANCE DOCUMENTATION

                  (i)      Certificates of Insurance or Binders naming Bridge                      B/BC
                           Healthcare Opportunity, LLC and Bridge Healthcare Finance,
                           LLC as "additional insureds" with respect to liability
                           insurance and a "lender's loss payee" with respect to
                           casualty insurance, together with (i) a lender's loss
                           payee endorsement in favor of Bridge Opportunity Finance,
                           LLC and Bridge Healthcare Finance, LLC executed by the
                           insurance company or authorized insurance agent and

                  (ii)     copies of the insurance policies (shared docs with BHF)

         (d)      THIRD PARTY DOCUMENTATION

                  (i)      Opinion Letter from Morrison & Foerster LLP                              BC

                  (ii)     Opinion Letter from Texas counsel                                        TC

                  (iii)    Landlord Agreements (in favor of BHF also for the benefit
                           of BOF) for each of the following locations:                           CL/B

                           (1)      Care Pros Staffing, Inc:
                                    a.       808 S. College St. #122, McKinney, TX
                                    b.       3000 S. 31st St. #301, Temple, TX 76502

                                                      4

                           (2)      Arizona Home Health Care / Private Duty, Inc
                                    a.       5151 E. Broadway #1530, Tucson, AZ 85711
                                    b.       5829 N. 7th St. #1E, Phoenix, AZ 85014

3.       UCC, TAX LIEN AND JUDGMENTS

         (i)      UCC, Tax Lien and Judgment Searches                                               CL

                  (1)      Borrower - BHF Loan
                  (2)      CRDE Corp.
                  (3)      Care Pros Staffing, Inc.
                  (4)      Arizona Home Health Care / Private Duty, Inc.

         (ii)     UCC Pre-Filing Authorization, together with UCC-1 Financing Statements           B/CL

                  (1)      Crdentia - Delaware

                  (2)      Baker Anderson Christie, Inc. - California

                  (3)      Nurses Network, Inc. - California

                  (4)      New Age Staffing, Inc. - Delaware

                  (5)      PSR Nurses, Ltd. - Texas

                  (6)      PSR Nurse Recruiting, Inc. - Texas

                  (7)      PSR Nurses Holdings Corp. - Texas

                  (8)      CRDE Corp. - Delaware

                  (9)      AHHC Acquisition Corporation - Delaware (to be amended to
                           Arizona Home Health Care / Private Duty, Inc. following
                           consummation of the merger.)

                  (10)     CPS Acquisition Corporation - Texas (to be amended to Care
                           Pros Staffing, Inc. following consummation of the merger.)

4.       CORPORATION AUTHORIZATION

         (i)      Good Standing Certificates                                                         BC

                                                    5

                  (1)      CRDENTIA - Delaware

                  (2)      BAKER ANDERSON CHRISTIE, INC. - California

                  (3)      NURSES NETWORK, INC. - California

                  (4)      NEW AGE STAFFING, INC. - Delaware

                  (5)      PSR NURSES, LTD. - Texas

                  (6)      PSR NURSE RECRUITING, INC. - Texas

                  (7)      PSR NURSES HOLDINGS CORP. - Texas

                  (8)      CRDE CORP. - Delaware

                  (9)      AHHC ACQUISITION CORPORATION - Delaware

                  (10)     CPS ACQUISITION CORPORATION - Texas

                  (11) CARE PROS STAFFING, INC. - Texas (delivered upon consummation of merger)

                  (12)     ARIZONA HOME HEALTH CARE / PRIVATE DUTY, INC. - Arizona
                           (delivered upon consummation of merger)

                  (13)     MEDCAP PARTNERS L.P.

         (ii)     Certificate of Secretary, together with (i) Certified
                  Certificate/Articles of BC Incorporation, (ii) By-Laws, and
                  (iii) Borrowing resolutions (shared doc with BHF)

                  (1)      Crdentia

                  (2)      Baker Anderson Christie, Inc.

                  (3)      Nurses Network, Inc.

                  (4)      New Age Staffing, Inc.

                  (5)      PSR Nurses, Ltd.

                  (6)      PSR Nurse Recruiting, Inc.

                  (7)      PSR Nurses Holdings Corp.

                                                    6

                  (8)      CRDE Corp.

                  (9)      AHHC Acquisition Corporation

                  (10)     CPS Acquisition Corporation

                  (11)     MedCap Partners L.P. (with resolutions only)

         (iii)    Post-Closing Agreement                                                            CL

         (iv)     Information Certificates                                                           B

                  (1)      Care Pros Staffing, Inc.
                  (2)      Arizona Home Health Care / Private Duty, Inc.

         (v)      Healthcare Related Documents with respect to each of Care Pros Staffing,           B
                  Inc. and Arizona Home Health Care / Private Duty, Inc.

                  (1)      Copies of all state licenses required by Borrowers to operate business
                  (2)      Copies of service agreements with hospitals and healthcare entities

         (vi)     Arizona Home Health Care / Private Duty, Inc. Acquisition                           B

                  (1)      Copies of all of the Acquisition Documents, certified as true              B
                           and complete by an officer of Borrower
                  (2)      Receivables Allocation Agreement                                        B/CL

         (vii)    Care Pros Staffing, Inc. Acquisition                                                B

                  (1)      Copies of all of the Acquisition Documents, certified as                   B
                           true and complete by an officer of Borrower
                  (2)      Subordination Agreement                                                 B/CL

         (viii)   Other Documents                                                                   all

                  (1)      William Crocker Employment Agreement
                  (2)      Dan Ross Employment Agreement

                                                    7

                                                  BRIDGE HEALTHCARE FINANCE, LLC
                                                                 CREDIT FACILITY

                         BRIDGE HEALTHCARE FINANCE, LLC

                             INFORMATION CERTIFICATE

                               Dated: July 2, 2004


PLEASE COMPLETE AND RETURN
AS SOON AS POSSIBLE TO:

(a)    Thomas E. Schnur, Esq.                     (b)    Ms. Kim Gordon
       Vedder, Price, Kaufman & Kammholz, P.C.           Bridge Healthcare Finance, LLC
       222 N. LaSalle Street                             233 South Wacker Drive, 53rd Floor
       Chicago, Illinois  60601                          Chicago, Illinois 60606
       Tel:  312-609-7715                                Tel:  847-317-9984
       Fax:  312-609-5005                                Fax:  847-943-9678
       e-mail:  tschnur@vedderprice.com                  e-mail:  kgordon@bridgehcf.com

Ladies and Gentlemen:

         Reference is hereby made to the proposed draft Loan and Security Agreement of even date herewith (the "LOAN AND SECURITY AGREEMENT"; capitalized terms used in this Information Certificate and not otherwise defined in this Information Certificate shall have the meanings assigned thereto in the Loan and Security Agreement) by and among Bridge Healthcare Finance, LLC ("BANK"). To induce Bank to enter into the Loan and Security Agreement and fund the Loans provided for thereunder, Borrower hereby provides you with the following information regarding (collectively as the "CREDIT PARTIES" and each, a "CREDIT PARTY"): Arizona Home Health Care/Private Duty, Inc. and EACH PARENT ENTITY AND EACH OF ITS DIRECT AND INDIRECT SUBSIDIARIES Borrower represents and warrants to Bank that the information provided in this Information Certificate is true, correct and complete as of the date hereof.

         A.       IDENTIFICATION MATTERS

1. The full, correct and current name of each Credit Party as it appears in such Credit Party's Organizational Documents is:





         [PLEASE PROVIDE OUR COUNSEL WITH A COPY OF EACH CREDIT PARTY'S ORGANIZATIONAL DOCUMENTS, CERTIFIED AS OF A RECENT DATE BY THE JURISDICTION ISSUING SUCH ORGANIZATIONAL DOCUMENTS]

2.       Each Credit Party's type of organization is:

-------------------------------------------- -----------------------------------
CREDIT PARTY                                 TYPE OF ORGANIZATION
-------------------------------------------- -----------------------------------
Arizona Home and Health Care Private Duty    S Corp
-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------


3.       Each Credit Party's jurisdictions of organization are:

-------------------------------------------- -----------------------------------
CREDIT PARTY                                 JURISDICTION OF ORGANIZATION
-------------------------------------------- -----------------------------------
Arizona Home and Health Care Private Duty    Arizona
-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------

4.       Each Credit Party's jurisdictions of qualification are:

-------------------------------------------- -----------------------------------
CREDIT PARTY                                 JURISDICTIONS OF QUALIFICATION
-------------------------------------------- -----------------------------------
Arizona Home and Health Care Private Duty    Arizona only
-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------

5.       Each Credit Party's organizational identification number is:

-------------------------------------------- -----------------------------------
                                             ORGANIZATIONAL IDENTIFICATION
CREDIT PARTY                                 NUMBER
-------------------------------------------- -----------------------------------
Arizona Home and Health Care Private Duty    86-0980138
-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------

6. Any names of a Credit Party (as appearing in such Person's Organizational Documents) not specified above in Item 1 that such Credit Party has had during the 5 year period preceding the Closing Date are:

-------------------------------------------- -----------------------------------
CREDIT PARTY                                 ADDITIONAL NAMES
-------------------------------------------- -----------------------------------
                   N/A
-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------

         B.       LEGAL MATTERS

7.       The officers of each Credit Party and their respective titles are:

------------------------- ------------------- ----------------------------------
CREDIT PARTY              TITLE               NAME
------------------------- ------------------- ----------------------------------
William W. Crocker        Chairman            Arizona Home and Health Care
------------------------- ------------------- ----------------------------------
William C. Crocker        CEO                 Arizona Home and Health Care
------------------------- ------------------- ----------------------------------
Toni Brunner              EVP                 Arizona Home and Health Care
------------------------- ------------------- ----------------------------------

------------------------- ------------------- ----------------------------------

8. The members of the Board of Directors of each Credit Party (or, if such Credit Party is a limited partnership, the general partner or, if such Credit Party is a limited liability company, the managers) are:

-------------------------------------------- -----------------------------------
                                             BOARD OF DIRECTORS /
CREDIT PARTY                                 GENERAL PARTNER / MANAGERS
-------------------------------------------- -----------------------------------
              See attached
-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------

9. The Affiliates of each Credit Party are as follows and, except as set forth below, no Credit Party is party to any agreements with any such
         Affiliate:

------------------------- --------------------------- --------------------------
CREDIT PARTY              AFFILIATES                  AGREEMENTS WITH AFFILIATES
------------------------- --------------------------- --------------------------
                                    None
------------------------- --------------------------- --------------------------

------------------------- --------------------------- --------------------------

------------------------- --------------------------- --------------------------

------------------------- --------------------------- --------------------------

   [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF ANY AGREEMENTS IDENTIFIED ABOVE]

10. A list of all of the material contracts to which any Credit Party is a party or by which such Credit Party is bound is set forth below. For purposes of this Item 10, the list of "material contracts" should include any long term or significant customer agreements, long term or significant supply agreements, real estate leases, agreements pursuant to which intellectual property is licensed or other material licensing agreements, employment agreements, collective bargaining agreements, management and consulting agreements requiring payment of more than $25,000 in any year and equity holders' agreements.

         CPS


 [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF THE MATERIAL CONTRACTS LISTED ABOVE]

11. Except as set forth below, the execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby will not violate, conflict with or cause a breach of, or result in the creation of a Lien under, any of the agreements identified in Item 10, any Credit Party's Organizational Documents or applicable law:

         None


12. The following consents shall have been obtained on or prior to the Closing Date in connection with the execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby:

         See attached - ?


13.      Each Credit Party's fiscal year ends on December 31, of each year.


14. The authorized equity securities of each Credit Party, and the identity of the holders of issued equity securities with the percentage of their fully-diluted ownership of such Credit Party, are as set forth on the Capitalization Schedule attached hereto. Any preemptive or other outstanding rights, warrants, options, conversion rights or similar agreements or understandings are described on the Capitalization Schedule. [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF ANY SHAREHOLDERS' AGREEMENTS OR OTHER AGREEMENTS EVIDENCING ANY PREEMPTIVE OR OTHER OUTSTANDING RIGHTS, WARRANTS, OPTIONS OR CONVERSION RIGHTS SET FORTH ON THE CAPITALIZATION SCHEDULE]

         See attached


15.      A brief description of each Credit Party's Pension Plans is:

16. During the 5 year period preceding the Closing Date neither any Credit Party has been party to any merger, consolidation, stock acquisition or purchase of all or a substantial portion of the assets of any Person, except:

         No


         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF THE MATERIAL DOCUMENTS RELATING TO THE TRANSACTIONS DESCRIBED ABOVE]

         C.       NATURE OF OPERATIONS AND LOCATIONS

17.      The following is a brief description of each Credit Party's business:

----------------------------------------- --------------------------------------
CREDIT PARTY                              BUSINESS DESCRIPTION
----------------------------------------- --------------------------------------
Arizona Home and Health Care Private      Medical Staffing Agency
Duty
----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------


18. Each location at which any Credit Party maintains any books, records, inventory, equipment or other assets is set forth in the table below, including for each such location a street address, the approximate size, an indication of whether the location is owned by the applicable Credit Party, leased by the applicable Credit Party (and, if so, the name and address of the owner of the location) or operated by a third party, such as a warehouseman or processor (and, if so, the name and address of such third party). The chief executive office of each Credit Party is indicated in the table below with an asterisk (*). In addition, the legal descriptions for any leased or owned real estate at which any Credit Party maintains any equipment are set forth on the Real Estate Schedule attached hereto.

------------------ -------------------- -------- ------------------- --------------------------------
CREDIT PARTY       ADDRESS              SIZE     OWNED/LEASED/       NAME AND ADDRESS OF OWNER (IF
                                                 OPERATED            LEASED) OR THIRD-PARTY OPERATOR
                                                 BY THIRD PARTY      (IF OPERATED BY A THIRD PARTY)
------------------ -------------------- -------- ------------------- --------------------------------
                   5151 E. Broadway,    1,000                        Copy of Lease
                   #1530
                   Tucson, AZ 85711
------------------ -------------------- -------- ------------------- --------------------------------
                   5829 N. 7th Street,  1,000                        Copy of Lease
                   #1E
                   Phoenix, AZ 85014
------------------ -------------------- -------- ------------------- --------------------------------

------------------ -------------------- -------- ------------------- --------------------------------

------------------ -------------------- -------- ------------------- --------------------------------

         [WITH RESPECT TO PROPERTIES OPERATED BY A THIRD PARTY, PLEASE PROVIDE OUR COUNSEL WITH COPIES OF ANY AGREEMENTS BETWEEN SUCH THIRD PARTY AND THE APPLICABLE CREDIT PARTY. WE WILL SEPARATELY ADVISE YOU REGARDING OUR REQUIREMENTS FOR OWNED REAL ESTATE]

19. The addresses of any locations not specified in Item 18 where any Credit Party has maintained inventory, books, records, equipment or other assets during the 4 month period preceding the Closing Date are:

------------------------------------- ------------------------------------------
CREDIT PARTY                          ADDRESS
------------------------------------- ------------------------------------------
                                                       N/A
------------------------------------- ------------------------------------------

------------------------------------- ------------------------------------------

------------------------------------- ------------------------------------------

------------------------------------- ------------------------------------------

         D.       FINANCING MATTERS

20. No Credit Party has any Debt or any contingent obligations which would become Debt if they were non-contingent, except as set forth on the Debt Schedule attached hereto. [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF THE MATERIAL DOCUMENTATION RELATING TO DEBT IDENTIFIED ON THE DEBT SCHEDULE THAT WILL REMAIN OUTSTANDING AFTER THE CLOSING DATE]

         None


21. Any current creditors of any Credit Party that will be refinanced in connection with the funding of the initial Loans and any letters of credit currently outstanding on behalf of any Credit Party (together with an indication of whether any such letters of credit will be replaced or collateralized on the Closing Date) are as follows:

---------------------- ---------------------------- ----------------------------
CREDIT PARTY           CREDITORS TO BE REFINANCED   LETTERS OF CREDIT / REPLACED
                                                    OR COLLATERALIZED
---------------------- ---------------------------- ----------------------------
                                  None
---------------------- ---------------------------- ----------------------------

---------------------- ---------------------------- ----------------------------

---------------------- ---------------------------- ----------------------------

---------------------- ---------------------------- ----------------------------

22. Each Credit Party's assets are owned free and clear of any consensual Liens, except for the consensual Liens set forth on the Lien Schedule attached hereto. [PLEASE INDICATE WHICH LIENS DISCLOSED ON THE LIEN SCHEDULE WILL BE DISCHARGED AT CLOSING. PLEASE ALSO PROVIDE OUR COUNSEL WITH COPIES OF THE DOCUMENTS EVIDENCING THE LIENS DISCLOSED ON THE LIEN SCHEDULE THAT WILL NOT BE DISCHARGED AT CLOSING.]

         None

23. No Credit Party has made any loans to, or otherwise made any Investments in, any other Persons, except as follows:

         None


         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF THE DOCUMENTATION RELATING TO ANY MATERIAL INVESTMENTS DESCRIBED ABOVE]

24. No Credit Party is obligated to pay any management, consulting or similar professional advisory fees, except:

         Ongoing business activity to accountant and lawyer.


         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF THE AGREEMENTS EVIDENCING THE FEES DESCRIBED ABOVE]

25. Any broker's or similar fees which will be owing in connection with the consummation of the transactions contemplated by the Loan Documents are:

         None


         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF THE AGREEMENTS EVIDENCING ANY FEES DESCRIBED ABOVE]

         E.       REGULATORY MATTERS AND DISPUTES

26. Any actions, suits, judgments or proceedings pending against, or, to Borrower's knowledge, threatened against or affecting, any Credit Party before any court or arbitrator or any governmental body, agency or official, are described on the Litigation Schedule attached hereto. [FOR EACH OF THE MATTERS DISCLOSED ON THE LITIGATION SCHEDULE, PLEASE PROVIDE A BRIEF SUMMARY OF SUCH MATTER WHICH INCLUDES THE CURRENT STATUS OF THE PROCEEDINGS, AN INDICATION OF WHETHER ANY LIABILITY RESULTING FROM SUCH MATTER WOULD BE COVERED BY INSURANCE, AND, IF AN INSURANCE POLICY WOULD APPLY, AN INDICATION OF WHETHER THE INSURANCE CARRIER HAS ACKNOWLEDGED RESPONSIBILITY UNDER SUCH POLICY]

         None


27. All of the material licenses, permits and certificates necessary to the operation of any Credit Party's business are:

--------------------------------------- ----------------------------------------
CREDIT PARTY                            LICENSES / PERMITS / CERTIFICATES
--------------------------------------- ----------------------------------------
                                        State of Arizona Business License
--------------------------------------- ----------------------------------------

--------------------------------------- ----------------------------------------

--------------------------------------- ----------------------------------------

28. Any strikes or other labor disputes pending or, to Borrower's knowledge, threatened, against any Credit Party are:

         None


29. Any notices of non-compliance received by any Credit Party from any governmental authority during the 5 year period preceding the Closing Date with respect to any Environmental Laws, securities laws or regulations, tax laws or regulations, laws or regulations addressing the sale or distribution of durable medical equipment, health and safety laws or regulations or ERISA are as follows:

         N/A


         [PLEASE PROVIDE OUR COUNSEL WITH ANY NOTICES OF NON-COMPLIANCE DESCRIBED ABOVE]

         F.       SPECIAL COLLATERAL

30. All of the financial institutions at which any Credit Party maintains any deposit accounts, investment accounts, securities accounts or similar accounts, together with the account number and a description for each such account, are:

--------------------------- -------------------------------- ---------------------------- ----------------------------
CREDIT PARTY                FINANCIAL INSTITUTION(S) WHERE   ACCOUNT NUMBERS              DESCRIPTIONS OF ACCOUNTS
                            ACCOUNTS MAINTAINED
--------------------------- -------------------------------- ---------------------------- ----------------------------
                                                             Rt# for both 122100024
--------------------------- -------------------------------- ---------------------------- ----------------------------
                            Bank One                         07590138                     Operating
--------------------------- -------------------------------- ---------------------------- ----------------------------
                            Bank One                         28644166                     Bill paying
--------------------------- -------------------------------- ---------------------------- ----------------------------

--------------------------- -------------------------------- ---------------------------- ----------------------------

--------------------------- -------------------------------- ---------------------------- ----------------------------

--------------------------- -------------------------------- ---------------------------- ----------------------------

--------------------------- -------------------------------- ---------------------------- ----------------------------

31. All of the items of intellectual property owned by or licensed to any Credit Party, together with the registration or application number for each such item of intellectual property (if registered or if an application for registration has been submitted), are:

--------------------- ------------------------------ ------------------------------- ---------------------------------
CREDIT PARTY          PATENTS / REGISTRATION OR      TRADEMARKS / REGISTRATION OR    COPYRIGHTS / REGISTRATION OR
                      APPLICATION NUMBERS            APPLICATION NUMBERS             APPLICATION NUMBERS
--------------------- ------------------------------ ------------------------------- ---------------------------------

--------------------- ------------------------------ ------------------------------- ---------------------------------
                                                                  N/A
--------------------- ------------------------------ ------------------------------- ---------------------------------

--------------------- ------------------------------ ------------------------------- ---------------------------------

--------------------- ------------------------------ ------------------------------- ---------------------------------

--------------------- ------------------------------ ------------------------------- ---------------------------------

32. No Credit Party has any chattel paper (whether tangible or electronic) or instruments as of the date hereof, except:



33. No Credit Party owns any equipment subject to a certificate of title statute (including, without limitation, any motor vehicles), except:

         Chrysler PT Cruiser/paid in full


34. No Credit Party owns any assets that are of a type in which a lien may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation, except for the intellectual property identified in Item 31 above and except:

         N/A


35. No Credit Party has any letter of credit rights, any interests in commercial tort claims or any documents of title, except:

         None


         G.       HEALTHCARE MATTERS

36. Each Credit Party is certified for participation in the Medicare program in the following jurisdictions:

------------------------------ ---------------------------- ----------------------------- ----------------------------
CREDIT PARTY                   REGION (A, B, C, D)          CARRIER/INTERMEDIARY NAME     SUPPLIER/PROVIDER NUMBER
------------------------------ ---------------------------- ----------------------------- ----------------------------
None
------------------------------ ---------------------------- ----------------------------- ----------------------------

------------------------------ ---------------------------- ----------------------------- ----------------------------

------------------------------ ---------------------------- ----------------------------- ----------------------------

------------------------------ ---------------------------- ----------------------------- ----------------------------

------------------------------ ---------------------------- ----------------------------- ----------------------------

------------------------------ ---------------------------- ----------------------------- ----------------------------

         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF CMS FORM 855 (OR EARLIER VERSION USED BY HCFA) AND ALL RELATED CORRESPONDENCE FROM EACH
CARRIER/INTERMEDIARY DEMONSTRATING ENROLLMENT AND GOOD STANDING]

37. Each Credit Party is certified for participation in the Medicaid programs offered by the following states:

---------------------------- ------------------------ --------------------------
CREDIT PARTY                 STATE                    MEDICAID SUPPLIER NUMBER
---------------------------- ------------------------ --------------------------
None
---------------------------- ------------------------ --------------------------

---------------------------- ------------------------ --------------------------

---------------------------- ------------------------ --------------------------

---------------------------- ------------------------ --------------------------

---------------------------- ------------------------ --------------------------

---------------------------- ------------------------ --------------------------
         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF ALL RELATED CORRESPONDENCE FROM EACH STATE MEDICAID AGENCY DEMONSTRATING ENROLLMENT] N/A

38. No Credit Party is accredited by a private health care organization accreditation agency, except:

         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF CURRENT CERTIFICATES OF ACCREDITATION, MOST RECENT ACCREDITATION SURVEY REPORT, DEFICIENCY LISTS, IF ANY, AND PLAN(S) OF CORRECTION, IF ANY]

39. No Credit Party has received notice of non-compliance with state or federal laws or regulations addressing health care fraud and abuse, except: None

         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF EACH CREDIT PARTY'S CORPORATE HEALTHCARE REGULATORY COMPLIANCE PROGRAM].

40. No Credit Party has received notice of non-compliance with any of the regulations promulgated under the Health Insurance Portability and Accountability Act which currently are in effect, except: N/A

         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF EACH CREDIT PARTY'S HIPAA COMPLIANCE PLAN]

         H.       CONTACT INFORMATION

41.      Legal Counsel for the Company is as follows:

                 Name of the Firm:                    SEE ATTACHED

                 Address:                             __________________________

                 Partner Handling Relationship:       __________________________

                 Telephone:                           __________________________

                 Telecopier:                          __________________________

                 E-Mail:                              __________________________

42.      The Certified Public Accountant for the Company is as follows:

                 Name of the Firm:                    SEE ATTACHED

                 Address:                             __________________________

                 Partner Handling Relationship:       __________________________

43.      The Insurance Broker/Bank for the Corporation is as follows:

                 Name of the Firm:                    VOIGHT INS. SERVICES LLC

                 Address:                             72819 CAMELBACK ROAD, #210
                                                      SCOTTSDALE, AZ 85251

                 Partner Handling Relationship:       WALLY VOIGHT

                 Telephone:                           (480) 421-0200

                 Telecopier:                          (480) 421-0219

                 E-Mail:                              ?


                            [Signature page follows]

                   (SIGNATURE PAGE TO INFORMATION CERTIFICATE)


         Bank shall be entitled to rely upon the foregoing in all respects and the undersigned is duly authorized to execute and deliver this Information Certificate.

                                    Very truly yours,

                                    Arizona Home Health Care/Private Duty, Inc.


                                    By:
                                       -----------------------------------------
                                       Name:    William Crocker
                                       Title:   President

                              LIST OF SCHEDULES TO
                              --------------------
                             INFORMATION CERTIFICATE
                             -----------------------



Capitalization Schedule
Real Estate Schedule
Debt Schedule
Lien Schedule
Litigation Schedule

                     ARIZONA HOME & HEALTH CARE/PRIVATE DUTY
                          5829 N. 7th Street, Suite 1E
                                Phoenix, AZ 85014
                      PH: 602-248-9027 - FAX: 602-248-9331


                                   ACCOUNTANT
                                   ----------

DOXEY & CO.
         Marv Doxey
         Kimala Christopherson
668 N. 44th Street, Suite 300
Phoenix, AZ  85008

602-685-1191

August 2002 - Present (June 2004)


MR. HARRY INGOLD, CPA

May 2000 - July 2002 (deceased)


CLIFTON GUNDERSON, LLP
         (formerly Zolondek, Strassels, Greene & Freed, PC)
3636 N. Central Avenue, Suite 400
Phoenix, AZ  85012

602-266-2248

May 2000 - May 2002

                                    ATTORNEY
                                    --------

KELLER ROHRBACK, PLC
         Leon Silver, Esq.
3101 N. Central Avenue, Suite 900
Phoenix, AZ  85012

602-230-6378

May 2000 - Present (June 2004)

                                                  BRIDGE HEALTHCARE FINANCE, LLC
                                                                 CREDIT FACILITY

                         BRIDGE HEALTHCARE FINANCE, LLC

                             INFORMATION CERTIFICATE

                              Dated: July 14, 2004


PLEASE COMPLETE AND RETURN
AS SOON AS POSSIBLE TO:

(a)    Thomas E. Schnur, Esq.                     (b)    Ms. Kim Gordon
       Vedder, Price, Kaufman & Kammholz, P.C.           Bridge Healthcare Finance, LLC
       222 N. LaSalle Street                             233 South Wacker Drive, 53rd Floor
       Chicago, Illinois  60601                          Chicago, Illinois 60606
       Tel:  312-609-7715                                Tel:  847-317-9984
       Fax:  312-609-5005                                Fax:  847-943-9678
       e-mail:  tschnur@vedderprice.com                  e-mail:  kgordon@bridgehcf.com

Ladies and Gentlemen:

         Reference is hereby made to the proposed draft Loan and Security Agreement of even date herewith (the "LOAN AND SECURITY AGREEMENT"; capitalized terms used in this Information Certificate and not otherwise defined in this Information Certificate shall have the meanings assigned thereto in the Loan and Security Agreement) by and among Bridge Healthcare Finance, LLC ("BANK"). To induce Bank to enter into the Loan and Security Agreement and fund the Loans provided for thereunder, Borrower hereby provides you with the following information regarding (collectively as the "CREDIT PARTIES" and each, a "CREDIT PARTY"): Arizona Home Health Care/Private Duty, Inc. and EACH PARENT ENTITY AND EACH OF ITS DIRECT AND INDIRECT SUBSIDIARIES Borrower represents and warrants to Bank that the information provided in this Information Certificate is true, correct and complete as of the date hereof.

         A.       IDENTIFICATION MATTERS

1. The full, correct and current name of each Credit Party as it appears in such Credit Party's Organizational Documents is: Care Pros Staffing, Inc.



         [PLEASE PROVIDE OUR COUNSEL WITH A COPY OF EACH CREDIT PARTY'S ORGANIZATIONAL DOCUMENTS, CERTIFIED AS OF A RECENT DATE BY THE JURISDICTION ISSUING SUCH ORGANIZATIONAL DOCUMENTS]

2.       Each Credit Party's type of organization is:

------------------------------------------------------------ ---------------------------------------------------------
CREDIT PARTY                                                 TYPE OF ORGANIZATION
------------------------------------------------------------ ---------------------------------------------------------
Care Pros Staffing, Inc.                                     S. Corporation
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------


3.       Each Credit Party's jurisdictions of organization are:

------------------------------------------------------------ ---------------------------------------------------------
CREDIT PARTY                                                 JURISDICTION OF ORGANIZATION
------------------------------------------------------------ ---------------------------------------------------------
Care Pros Staffing, Inc.                                     Texas
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

4.       Each Credit Party's jurisdictions of qualification are:

------------------------------------------------------------ ---------------------------------------------------------
CREDIT PARTY                                                 JURISDICTIONS OF QUALIFICATION
------------------------------------------------------------ ---------------------------------------------------------
Care Pros Staffing, Inc.                                     Texas
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

5.       Each Credit Party's organizational identification number is:

------------------------------------------------------------ ---------------------------------------------------------
CREDIT PARTY                                                 ORGANIZATIONAL IDENTIFICATION NUMBER
------------------------------------------------------------ ---------------------------------------------------------
Care Pros Staffing, Inc.                                     Fed Id: 75-2950403
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

                                                     2

6. Any names of a Credit Party (as appearing in such Person's Organizational Documents) not specified above in Item 1 that such Credit Party has had during the 5 year period preceding the Closing Date are:

------------------------------------------------------------ ---------------------------------------------------------
CREDIT PARTY                                                 ADDITIONAL NAMES
------------------------------------------------------------ ---------------------------------------------------------
(N/A)
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------


         B.       LEGAL MATTERS

7.       The officers of each Credit Party and their respective titles are:

---------------------------------------- -------------------------------------- --------------------------------------
CREDIT PARTY                             TITLE                                  NAME
---------------------------------------- -------------------------------------- --------------------------------------
Care Pros Staffing, Inc.                 President                              Dan Ross
---------------------------------------- -------------------------------------- --------------------------------------
Care Pros Staffing, Inc.                 Chairman                               David Kingery
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------


8. The members of the Board of Directors of each Credit Party (or, if such Credit Party is a limited partnership, the general partner or, if such Credit Party is a limited liability company, the managers) are:

------------------------------------------------------------ ---------------------------------------------------------
CREDIT PARTY                                                 BOARD OF DIRECTORS / GENERAL PARTNER / MANAGERS
------------------------------------------------------------ ---------------------------------------------------------
Care Pros Staffing, Inc.                                     Dan Ross & David Kingery
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------


9. The Affiliates of each Credit Party are as follows and, except as set forth below, no Credit Party is party to any agreements with any such
         Affiliate:

---------------------------------------- -------------------------------------- --------------------------------------
CREDIT PARTY                             AFFILIATES                             AGREEMENTS WITH AFFILIATES
---------------------------------------- -------------------------------------- --------------------------------------
Care Pros Staffing, Inc.                 Telesis Financial Services, Inc.       Provides CPS with Financial and
                                                                                Accounting Services, Owned by David
                                                                                Kingery
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

                                                          3

         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF ANY AGREEMENTS IDENTIFIED ABOVE]

                             (PROVIDED TO CRDENTIA)

10. A list of all of the material contracts to which any Credit Party is a party or by which such Credit Party is bound is set forth below. For purposes of this Item 10, the list of "material contracts" should include any long term or significant customer agreements, long term or significant supply agreements, real estate leases, agreements pursuant to which intellectual property is licensed or other material licensing agreements, employment agreements, collective bargaining agreements, management and consulting agreements requiring payment of more than $25,000 in any year and equity holders' agreements. (SEE ADDENDUM ATTACHED)


         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF THE MATERIAL CONTRACTS LISTED ABOVE]

11. Except as set forth below, the execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby will not violate, conflict with or cause a breach of, or result in the creation of a Lien under, any of the agreements identified in Item 10, any Credit Party's Organizational Documents or applicable law:

         (N/A)

12. The following consents shall have been obtained on or prior to the Closing Date in connection with the execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby: (N/A)



13.      Each Credit Party's fiscal year ends on 12/31 of each year.



14. The authorized equity securities of each Credit Party, and the identity of the holders of issued equity securities with the percentage of their fully-diluted ownership of such Credit Party, are as set forth on the Capitalization Schedule attached hereto. Any preemptive or other outstanding rights, warrants, options, conversion rights or similar agreements or understandings are described on the Capitalization Schedule. [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF ANY SHAREHOLDERS' AGREEMENTS OR OTHER AGREEMENTS EVIDENCING ANY PREEMPTIVE OR OTHER OUTSTANDING RIGHTS, WARRANTS, OPTIONS OR CONVERSION RIGHTS SET FORTH ON THE CAPITALIZATION SCHEDULE]

                  David Kingery             25,000 shares     25%

                  Dan Ross                  25,000 shares     25%

                  David Gorman              25,000 shares     25%

                  John Pencsak              25,000 shares     25%

15.      A brief description of each Credit Party's Pension Plans is: (N/A)



16. During the 5 year period preceding the Closing Date neither any Credit Party has been party to any merger, consolidation, stock acquisition or purchase of all or a substantial portion of the assets of any Person, except: (N/A)

         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF THE MATERIAL DOCUMENTS RELATING TO THE TRANSACTIONS DESCRIBED ABOVE]

         C.       NATURE OF OPERATIONS AND LOCATIONS

17.      The following is a brief description of each Credit Party's business:

----------------------------------------- ----------------------------------------------------------------------------
CREDIT PARTY                              BUSINESS DESCRIPTION
----------------------------------------- ----------------------------------------------------------------------------
Care Pros Staffing, Inc.                  Temp. Nurse Staffing
----------------------------------------- ----------------------------------------------------------------------------

----------------------------------------- ----------------------------------------------------------------------------

----------------------------------------- ----------------------------------------------------------------------------

----------------------------------------- ----------------------------------------------------------------------------

----------------------------------------- ----------------------------------------------------------------------------


18. Each location at which any Credit Party maintains any books, records, inventory, equipment or other assets is set forth in the table below, including for each such location a street address, the approximate size, an indication of whether the location is owned by the applicable
         Credit Party, leased by the applicable Credit Party (and, if so, the name and address of the owner of the location) or operated by a third party, such as a warehouseman or processor (and, if so, the name and address of such third party). The chief executive office of each Credit
         Party is indicated in the table below with an asterisk (*). In addition, the legal descriptions for any leased or owned real estate at which any Credit Party maintains any equipment are set forth on the Real Estate Schedule attached hereto.

----------------- ----------------------- ------------- ----------------------- --------------------------------------
CREDIT PARTY      ADDRESS                 SIZE          OWNED/LEASED/OPERATED   NAME AND ADDRESS OF OWNER (IF
                                                        BY THIRD PARTY          LEASED) OR THIRD-PARTY OPERATOR (IF
                                                                                OPERATED BY A THIRD PARTY)
----------------- ----------------------- ------------- ----------------------- --------------------------------------
Care Pros         808 S. College St.      500 Sq. Feet  Leased                  Park Board Limited. - Richard Dill
Staffing, Inc.    #122
                  McKinney, TX
----------------- ----------------------- ------------- ----------------------- --------------------------------------
Care Pros         3000 S. 31st St. #301   346 Sq. Feet  Leased                  Charter Property Management
Staffing, Inc.    Temple, TX 76502
----------------- ----------------------- ------------- ----------------------- --------------------------------------

----------------- ----------------------- ------------- ----------------------- --------------------------------------

----------------- ----------------------- ------------- ----------------------- --------------------------------------

----------------- ----------------------- ------------- ----------------------- --------------------------------------

                                                    5

         [WITH RESPECT TO PROPERTIES OPERATED BY A THIRD PARTY, PLEASE PROVIDE OUR COUNSEL WITH COPIES OF ANY AGREEMENTS BETWEEN SUCH THIRD PARTY AND THE APPLICABLE CREDIT PARTY. WE WILL SEPARATELY ADVISE YOU REGARDING OUR REQUIREMENTS FOR OWNED REAL ESTATE]

19. The addresses of any locations not specified in Item 18 where any Credit Party has maintained inventory, books, records, equipment or other assets during the 4 month period preceding the Closing Date are:

------------------------------------------- --------------------------------------------------------------------------
CREDIT PARTY                                ADDRESS
------------------------------------------- --------------------------------------------------------------------------
(N/A)
------------------------------------------- --------------------------------------------------------------------------

------------------------------------------- --------------------------------------------------------------------------

------------------------------------------- --------------------------------------------------------------------------

------------------------------------------- --------------------------------------------------------------------------

         D.       FINANCING MATTERS

20. No Credit Party has any Debt or any contingent obligations which would become Debt if they were non-contingent, except as set forth on the Debt Schedule attached hereto. [PLEASE PROVIDE OUR COUNSEL WITH COPIES
         OF THE MATERIAL DOCUMENTATION RELATING TO DEBT IDENTIFIED ON THE DEBT
         SCHEDULE THAT WILL REMAIN OUTSTANDING AFTER THE CLOSING DATE] (N/A)



21. Any current creditors of any Credit Party that will be refinanced in connection with the funding of the initial Loans and any letters of credit currently outstanding on behalf of any Credit Party (together with an indication of whether any such letters of credit will be replaced or collateralized on the Closing Date) are as follows:

---------------------------------------- -------------------------------------- --------------------------------------
CREDIT PARTY                             CREDITORS TO BE REFINANCED             LETTERS OF CREDIT / REPLACED OR
                                                                                COLLATERALIZED
---------------------------------------- -------------------------------------- --------------------------------------
(N/A)
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

22. Each Credit Party's assets are owned free and clear of any consensual Liens, except for the consensual Liens set forth on the Lien Schedule attached hereto. [PLEASE INDICATE WHICH LIENS DISCLOSED ON THE LIEN SCHEDULE WILL BE DISCHARGED AT CLOSING. PLEASE ALSO PROVIDE OUR COUNSEL WITH COPIES OF THE DOCUMENTS EVIDENCING THE LIENS DISCLOSED ON THE LIEN SCHEDULE THAT WILL NOT BE DISCHARGED AT CLOSING.] (N/A)

23. No Credit Party has made any loans to, or otherwise made any Investments in, any other Persons, except as follows:(N/A)

         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF THE DOCUMENTATION RELATING TO ANY MATERIAL INVESTMENTS DESCRIBED ABOVE]

24. No Credit Party is obligated to pay any management, consulting or similar professional advisory fees, except: (None that will survive the closing)



         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF THE AGREEMENTS EVIDENCING THE FEES DESCRIBED ABOVE]

25. Any broker's or similar fees which will be owing in connection with the consummation of the transactions contemplated by the Loan Documents are: (N/A)



         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF THE AGREEMENTS EVIDENCING ANY FEES DESCRIBED ABOVE]

         E.       REGULATORY MATTERS AND DISPUTES

26. Any actions, suits, judgments or proceedings pending against, or, to Borrower's knowledge, threatened against or affecting, any Credit Party before any court or arbitrator or any governmental body, agency or official, are described on the Litigation Schedule attached hereto. [FOR EACH OF THE MATTERS DISCLOSED ON THE LITIGATION SCHEDULE, PLEASE PROVIDE A BRIEF SUMMARY OF SUCH MATTER WHICH INCLUDES THE CURRENT STATUS OF THE PROCEEDINGS, AN INDICATION OF WHETHER ANY LIABILITY RESULTING FROM SUCH MATTER WOULD BE COVERED BY INSURANCE, AND, IF AN INSURANCE POLICY WOULD APPLY, AN INDICATION OF WHETHER THE INSURANCE CARRIER HAS ACKNOWLEDGED RESPONSIBILITY UNDER SUCH POLICY]

         (N/A)

27. All of the material licenses, permits and certificates necessary to the operation of any Credit Party's business are:

--------------------------------------- ------------------------------------------------------------------------------
CREDIT PARTY                            LICENSES / PERMITS / CERTIFICATES
--------------------------------------- ------------------------------------------------------------------------------
(N/A)
--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------

--------------------------------------- ------------------------------------------------------------------------------

28. Any strikes or other labor disputes pending or, to Borrower's knowledge, threatened, against any Credit Party are:(N/A)

29. Any notices of non-compliance received by any Credit Party from any governmental authority during the 5 year period preceding the Closing Date with respect to any Environmental Laws, securities laws or regulations, tax laws or regulations, laws or regulations addressing the sale or distribution of durable medical equipment, health and safety laws or regulations or ERISA are as follows: (N/A)



         [PLEASE PROVIDE OUR COUNSEL WITH ANY NOTICES OF NON-COMPLIANCE DESCRIBED ABOVE]

         F.       SPECIAL COLLATERAL

30. All of the financial institutions at which any Credit Party maintains any deposit accounts, investment accounts, securities accounts or similar accounts, together with the account number and a description for each such account, are:

--------------------------- -------------------------------- ---------------------------- ----------------------------
CREDIT PARTY                FINANCIAL INSTITUTION(S) WHERE   ACCOUNT NUMBERS              DESCRIPTIONS OF ACCOUNTS
                            ACCOUNTS MAINTAINED
--------------------------- -------------------------------- ---------------------------- ----------------------------
Care Pros Staffing, Inc.    First American Bank              1038016243                   Operating
--------------------------- -------------------------------- ---------------------------- ----------------------------
Care Pros Staffing, Inc.    First American Bank              1038027375                   Temple Daily Pay
--------------------------- -------------------------------- ---------------------------- ----------------------------
Care Pros Staffing, Inc.    First American Bank              1038030851                   McKinney Daily Pay
--------------------------- -------------------------------- ---------------------------- ----------------------------

--------------------------- -------------------------------- ---------------------------- ----------------------------

--------------------------- -------------------------------- ---------------------------- ----------------------------

31. All of the items of intellectual property owned by or licensed to any Credit Party, together with the registration or application number for each such item of intellectual property (if registered or if an application for registration has been submitted), are:

--------------------- ------------------------------ ------------------------------- ---------------------------------
CREDIT PARTY          PATENTS / REGISTRATION OR      TRADEMARKS / REGISTRATION OR    COPYRIGHTS / REGISTRATION OR
                      APPLICATION NUMBERS            APPLICATION NUMBERS             APPLICATION NUMBERS
--------------------- ------------------------------ ------------------------------- ---------------------------------
(N/A)
--------------------- ------------------------------ ------------------------------- ---------------------------------

--------------------- ------------------------------ ------------------------------- ---------------------------------

--------------------- ------------------------------ ------------------------------- ---------------------------------

--------------------- ------------------------------ ------------------------------- ---------------------------------

--------------------- ------------------------------ ------------------------------- ---------------------------------


32. No Credit Party has any chattel paper (whether tangible or electronic) or instruments as of the date hereof, except: (N/A)

                                       8

33. No Credit Party owns any equipment subject to a certificate of title statute (including, without limitation, any motor vehicles), except:
         (N/A)



34. No Credit Party owns any assets that are of a type in which a lien may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation, except for the intellectual property identified in Item 31 above and except: (N/A)



35. No Credit Party has any letter of credit rights, any interests in commercial tort claims or any documents of title, except: (N/A)



         G.       HEALTHCARE MATTERS

36. Each Credit Party is certified for participation in the Medicare program in the following jurisdictions:

------------------------------ ---------------------------- ----------------------------- ----------------------------
CREDIT PARTY                   REGION (A, B, C, D)          CARRIER/INTERMEDIARY NAME     SUPPLIER/PROVIDER NUMBER
------------------------------ ---------------------------- ----------------------------- ----------------------------
(N/A)
------------------------------ ---------------------------- ----------------------------- ----------------------------

------------------------------ ---------------------------- ----------------------------- ----------------------------

------------------------------ ---------------------------- ----------------------------- ----------------------------

------------------------------ ---------------------------- ----------------------------- ----------------------------

------------------------------ ---------------------------- ----------------------------- ----------------------------

------------------------------ ---------------------------- ----------------------------- ----------------------------
         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF CMS FORM 855 (OR EARLIER
VERSION USED BY HCFA) AND ALL RELATED CORRESPONDENCE FROM EACH
CARRIER/INTERMEDIARY DEMONSTRATING ENROLLMENT AND GOOD STANDING]

37. Each Credit Party is certified for participation in the Medicaid programs offered by the following states:

------------------------------- ---------------------------- ---------------------------------------------------------
CREDIT PARTY                    STATE                        MEDICAID SUPPLIER NUMBER
------------------------------- ---------------------------- ---------------------------------------------------------
(N/A)
------------------------------- ---------------------------- ---------------------------------------------------------

------------------------------- ---------------------------- ---------------------------------------------------------

------------------------------- ---------------------------- ---------------------------------------------------------

------------------------------- ---------------------------- ---------------------------------------------------------

------------------------------- ---------------------------- ---------------------------------------------------------

------------------------------- ---------------------------- ---------------------------------------------------------

         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF ALL RELATED CORRESPONDENCE FROM EACH STATE MEDICAID AGENCY DEMONSTRATING ENROLLMENT]

38. No Credit Party is accredited by a private health care organization accreditation agency, except: (N/A)

         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF CURRENT CERTIFICATES OF ACCREDITATION, MOST RECENT ACCREDITATION SURVEY REPORT, DEFICIENCY LISTS, IF ANY, AND PLAN(S) OF CORRECTION, IF ANY]

39. No Credit Party has received notice of non-compliance with state or federal laws or regulations addressing health care fraud and abuse, except: (N/A)

         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF EACH CREDIT PARTY'S CORPORATE HEALTHCARE REGULATORY COMPLIANCE PROGRAM].

40. No Credit Party has received notice of non-compliance with any of the regulations promulgated under the Health Insurance Portability and Accountability Act which currently are in effect, except: (N/A)

         [PLEASE PROVIDE OUR COUNSEL WITH COPIES OF EACH CREDIT PARTY'S HIPAA COMPLIANCE PLAN]

         H.       CONTACT INFORMATION

41.      Legal Counsel for the Company is as follows:

                 Name of the Firm:                        SHAMOUN & KLATSKEY

                 Address:                                 SUITE 1210 AT REGENCY PLAZA, 3710
                                                          RAWLINS ST., DALLAS, TX  75219

                 Partner Handling Relationship:           DAN ROSS

                 Telephone:                               214-987-1745

                 Telecopier:                              214-521-9033

                 E-Mail:                                  attorney@shamounandklatsky.com

42.      The Certified Public Accountant for the Company is as follows:

                 Name of the Firm:                        BRIAN DOBRY, CPA

                 Address:                                 321 N. PORTER, NORMAN, OK  73071

                 Partner Handling Relationship:           DAVID KINGERY

                                       10

43.      The Insurance Broker/Bank for the Corporation is as follows:

                 Name of the Firm:                        THE SOLUTIONS GROUP

                 Address:                                 2101 LOCKHILL-SELMA RD., SUITE 210,
                                                          SAN ANTONIO, TX  78213

                 Partner Handling Relationship:           DAN ROSS / DAVID KINGERY

                 Telephone:                               800-866-2682

                 Telecopier:                              866-847-7232

                 E-Mail:


                            [Signature page follows]

                   (SIGNATURE PAGE TO INFORMATION CERTIFICATE)


         Bank shall be entitled to rely upon the foregoing in all respects and the undersigned is duly authorized to execute and deliver this Information Certificate.

                                                Very truly yours,

                                                Care Pros Staffing, Inc.


                                                By:
                                                   ----------------------------
                                                   Name:    Dan Ross
                                                   Title:   President

                              LIST OF SCHEDULES TO
                              --------------------
                             INFORMATION CERTIFICATE
                             -----------------------



Capitalization Schedule
Real Estate Schedule
Debt Schedule
Lien Schedule
Litigation Schedule

                             SUBORDINATION AGREEMENT
                             -----------------------

         This Subordination Agreement is made as of this ____ day of ________________, 2004 among Bridge Healthcare Finance, LLC ("SENIOR REVOLVER LENDER"), and Bridge Opportunity Finance, LLC ("SENIOR TERM LENDER"; and together with Senior Revolver Lender, collectively, "SENIOR LENDER"), [NAME OF SUBORDINATED LENDER] (the "SUBORDINATED LENDER"), Crdentia Corp., a Delaware corporation ("Crdentia"), Baker Anderson Christie, Inc., a California corporation ("Baker"), Nurses Network, Inc., a California corporation ("Nurses Network"), New Age Staffing, Inc., a Delaware corporation ("New Age"), PSR Nurses, Ltd., a Texas limited partnership ("PSR Ltd."), PSR Nurse Recruiting, Inc., a Texas corporation ("PSR Recruiting"), and PSR Nurses Holdings Corp., a Texas corporation ("PSR Holding") (Crdentia, Baker, Nurses Network, New Age, PSR Ltd, PSR Recruiting and PSR Holding each individually, and referred to collectively as, "BORROWER").

                              W I T N E S S E T H:

         WHEREAS, Senior Revolving Lender and Borrower have entered into a Loan and Security Agreement, dated as of June ___, 2004 (as from time to time amended, modified, extended, renewed, or restated, the "REVOLVING LOAN AGREEMENT"), and Senior Term Lender and Borrower may enter into a Loan and Security Agreement after the date hereof (as from time to time amended, modified, extended, renewed, or restated, the "TERM LOAN AGREEMENT", and together with the Revolving Loan Agreement, collectively the "LOAN AGREEMENT") together with the other Loan Documents (as defined below), whereby Senior Lender has made and shall make available to Borrower a credit facility (as from time to time amended, modified, extended, renewed, or restated the "SENIOR LOAN") therein set forth, which Senior Loan is secured by certain assignments of and security interests in the assets of Borrower, now or hereafter existing, all as more fully set forth in the Loan Documents; and

         WHEREAS, Borrower has issued one or more promissory note(s) (individually and/or collectively, the "NOTES") in favor of Subordinated Lender as described on SCHEDULE I attached hereto (such Notes together with all other documents or instruments executed in connection therewith as from time to time modified, extended, renewed or restated, collectively the "SUBORDINATED DOCUMENTS"); and

         WHEREAS, as set forth in SECTION 18 hereof, Subordinated Lender shall benefit from the execution and delivery of the Loan Agreement and the making of the Senior Loan; and

         WHEREAS, as a condition of the financing accommodations under the Loan Documents, the parties hereto are required to enter into this Agreement to establish the priority of the repayment of the Borrower's debt, and to address certain related matters; and

         WHEREAS, Subordinated Lender and Borrower desire to enter into this Agreement in order to induce Senior Lender to enter into the Loan Agreement with Borrower and to make the Senior Loan.

         NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. DEFINITIONS. Except as otherwise provided herein, all capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Loan Agreement, provided that the following terms shall have the meanings set forth below:

         "ALLOWED PAYMENT" shall have the meaning set forth in Section 5 below.

         "BANKRUPTCY CODE" shall mean Title 11 of the United States Code as it may be amended and/or restated from time to time, including any successor provisions.

         "BORROWER" shall have the meaning set forth in the recitals above.

         "BORROWER'S PROPERTY" means all assets, property and property rights, of any kind or nature, tangible or intangible, now or hereafter existing, in which Borrower owns, asserts or maintains an interest.

         "FINALLY PAID" or "FINAL PAYMENT," when used in connection with the Senior Indebtedness shall mean the full, final and indefeasible payment in cash of all of the Senior Indebtedness and the irrevocable termination of Senior Lender's obligation to make loans or other advances under the Loan Agreement; in each case subject to such waiting periods as are necessary to prevent such actions being subject to avoidance under Section 547 of the Bankruptcy Code, or its successor.

         "INSOLVENCY PROCEEDING" shall mean any proceeding commenced by or against any Person under any provision of the Bankruptcy Code, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

         "LIENS" shall mean any mortgage, deed of trust, pledge, lien, security interest, charge, set-off right or other encumbrance, whether now existing or hereafter created, acquired or arising.

         "LOAN DOCUMENTS" means all agreements, instruments and documents, including, without limitation, guaranties, mortgages, trust deeds, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements, subordination agreements, and all other writings heretofore, now or from time to time hereafter executed by or on behalf of Borrower or any other Person and delivered to Lender or to any parent, affiliate or subsidiary of Lender in connection with the Obligations or the transactions contemplated hereby, as each of the same may be amended, modified or supplemented from time to time

         "NOTES" shall have the meaning set forth in the recitals hereof.

         "OBLIGATIONS" means all "Obligations" as such term is defined in the Term Loan Agreement and Revolving Loan Agreement.

         "REVOLVING LOAN AGREEMENT" shall have the meaning set forth in the recitals hereof.

         "SENIOR INDEBTEDNESS" means all principal, interest and other obligations at any time due and owing by Borrower to Senior Lender arising out of or incurred in connection with the Loan Documents or other documents executed in favor of Senior Lender in connection with the Senior Loan (and any indebtedness which refinances such principal, interest or other obligations), as modified, extended, renewed or restated, whether direct or contingent, and whether now existing or hereafter created. Senior Indebtedness shall include, without limitation: (i) interest which accrues on the principal amount of the Senior Indebtedness, and (ii) other obligations arising out of or in connection with the Loan Documents or other documents executed in favor of Senior Lender in connection with the Senior Loan, in each instance subsequent to the commencement of a case under Chapter 11 of the Bankruptcy Code, whether or not such interest is allowed as a claim in such case.

         "SENIOR LENDER" shall have the meaning set forth in the recitals hereof.

         "SENIOR REVOLVER LENDER" shall have the meaning set forth in the recitals hereof.

         "SENIOR TERM LENDER" shall have the meaning set forth in the recitals hereof.

         "SUBORDINATED DOCUMENTS" shall have the meaning set forth in the recitals hereof.

         "SUBORDINATED INDEBTEDNESS" means all indebtedness of Borrower to Subordinated Lender pursuant to the Subordinated Documents and all present and future loans, advances, debts, liabilities, indemnification obligations (under the Purchase Agreement or otherwise), claims and causes of action, otherwise owing to or arising in favor of Subordinated Lender in respect of Borrower, whether evidenced by any note, or other instrument or document, whether absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to Borrower. Subordinated Indebtedness shall include, without limitation: (i) all interest which accrues on the principal amount of the Subordinated Indebtedness, (ii) all amounts due under the Notes, and (iii) all other obligations arising out of or in connection with the Subordinated Documents incurred in connection with the Subordinated Indebtedness, in each instance subsequent to the commencement of a case under Chapter 11 of the Bankruptcy Code, whether or not such interest is allowed as a claim in such case.

         "SUBORDINATED LENDER" means, individually and collectively, the individuals and entities named on the signature page hereto, and each reference herein to "Subordinated Lender" shall be deemed to mean each Subordinated Lender, individually and collectively, as the context requires.

         "SUBORDINATED LENDER REMEDIES" means any action which results in (A) the sale, foreclosure, realization on or liquidation of any of Borrower's Property, (B) the execution on any judgment obtained against Borrower, (C) the acceleration of the Subordinated Indebtedness, (D) the filing of any petition or lien under any bankruptcy, insolvency or creditors' rights laws with respect to Borrower, or (E) the institution or exercise against Borrower of any suit, legal action, arbitration or other enforcement remedy.

         "TERM LOAN AGREEMENT" shall have the meaning set forth in the recitals hereof.

         "UCC" shall mean Article 9 of the Uniform Commercial Code, as in effect in the State of Illinois from time to time.

         2. SUBORDINATION.

                  (a) Subordinated Lender hereby postpones and subordinates in right of payment all of the Subordinated Indebtedness to the Final Payment of all of the Senior Indebtedness. Subordinated Lender does not, as of the date hereof, hold any Liens or security interests in Borrower's Property. If at any time after the date hereof Senior Lender agrees in writing in its sole discretion to permit such Liens, Subordinated Lender hereby agrees that any Liens, security interests, claims and rights of any kind in favor of, or for the benefit of, Subordinated Lender in, to or against Borrower or Borrower's Property shall be junior, subordinate and subject in all respects to the Liens, security interests, claims and rights against Borrower and/or Borrower's Property of Senior Lender arising from or out of the Senior Indebtedness, which shall under all circumstances be and remain superior and prior in right of payment and enforcement to any Liens arising in favor of Subordinated Lender regardless of the order or time as of which any Liens attach to any of Borrower's Property, and notwithstanding the usual application of the priority provisions of the Uniform Commercial Code as in effect in any jurisdiction or any other applicable law or judicial decision of any jurisdiction, or whether the Subordinated Lender is perfected without filing or possession in any part of the Collateral, the order or time of UCC filings or any other filings or recordings, the order or time of granting of any such Liens, or the physical possession of any of Borrower's Property until this Agreement is terminated in accordance with Section 25 hereof.

                  (b) Subordinated Lender agrees that the priority of the Senior Indebtedness set forth herein shall continue during any Insolvency Proceeding (including without limitation for any interest which accrues or is paid after the commencement of an Insolvency Proceeding). Subordinated Lender further agrees to execute and deliver such documents, instruments, lien releases, assignments and financing statements and do such acts as may be necessary in order for the Senior Lender to establish and maintain a first, valid, prior and perfected security interest in the Collateral. If, after the date of this Agreement, Borrower issues any instrument or document evidencing or pertaining to the Subordinated Indebtedness each such instrument and document shall bear a conspicuous legend, substantially in the form attached hereto as EXHIBIT A, that it is subordinated to the Senior Indebtedness in accordance with the terms of this Agreement.

                  (c) Borrower agrees that Borrower's books shall be marked to evidence the subordination of all of the Subordinated Indebtedness to the holder of Senior Indebtedness, in accordance with the terms of this Agreement. Senior Lender is authorized to examine such books from time to time and to make any notations required by this Agreement.

         3. WARRANTIES AND REPRESENTATIONS OF BORROWER AND SUBORDINATED LENDER. Borrower and Subordinated Lender each hereby severally represents and warrants to the Senior Lender that the Senior Lender has been furnished with a true and correct copy of all the Subordinated Documents (attached hereto as EXHIBIT B) with the legend described in EXHIBIT A affixed thereto and all instruments and securities evidencing or pertaining to the Subordinated Indebtedness. Borrower hereby represents and warrants to the Senior Lender that this Agreement has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and general principles of equity. Subordinated Lender represents and warrants to the Senior Lender that: (A) this Agreement has been duly executed and delivered by Subordinated Lender and constitutes a legal, valid and binding obligation of Subordinated Lender enforceable against the Subordinated Lender in accordance with its terms, except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and general principles of equity;
(B) Subordinated Lender has an address set forth below his, her or its name on the signature page hereto; (C) Subordinated Lender is acquiring the Subordinated Indebtedness for its, his or her own account and not with a view to the distribution thereof and has no present intention of distributing the Subordinated Indebtedness; and (D) Subordinated Lender has not relied and shall not rely on any representation or information of any nature made by or received from Senior Lender relative to Borrower in deciding to execute this Agreement or to permit it to continue in effect.

         4. NEGATIVE COVENANTS. Until all of the Senior Indebtedness has been Finally Paid: (A) Borrower shall not, directly or indirectly, grant a security interest in, mortgage, pledge, assign or transfer any properties, to secure or satisfy all or any part of the Subordinated Indebtedness; (B) Subordinated Lender shall not demand or accept from Borrower any collateral; (C) Borrower shall not discharge the Subordinated Indebtedness other than in accordance with its terms; (D) Subordinated Lender shall not demand or accept from Borrower or other person any consideration which would result in a discharge of the Subordinated Indebtedness other than in accordance with its terms; (E) Subordinated Lender shall not hereafter give any subordination in respect of the Subordinated Indebtedness or convert any or all of the Subordinated Indebtedness to capital stock, equity, ownership interest or other securities of Borrower;
(F) Subordinated Lender shall not transfer or assign any of the Subordinated Indebtedness to any person, except upon the prior written consent of Senior Lender and subject to the condition that such transferee or assignee shall have agreed in writing to be bound by the terms of this Agreement as a Subordinated Lender hereunder; (G) Borrower shall not hereafter issue any instrument, security or other writing evidencing any part of the Subordinated Indebtedness, and Subordinated Lender shall not receive any such writing, except upon the condition that such security shall bear the legend attached hereto as Exhibit A and a true copy thereof shall be furnished to Senior Lender; and (H) neither Borrower nor Subordinated Lender otherwise shall take any action contrary to Senior Lender's priority position over Subordinated Lender that is created by this Agreement, except with respect to the exercise by Subordinated Lender of the rights granted to it in this Agreement.

         5. PAYMENTS OF SUBORDINATED INDEBTEDNESS. Until all of the Senior Indebtedness has been Finally Paid, Borrower shall not make and Subordinated Lender shall not accept any direct or indirect payment or prepayment in cash, property or securities, by set-off or otherwise, with respect to any Subordinated Indebtedness, except that scheduled payments under the Notes may be paid as due ("ALLOWED PAYMENT") if, and only to the extent that at the time of any such Allowed Payment: (a) no "Event of Default" has occurred and is continuing under the Loan Agreement and no Event of Default would result from the making of such Allowed Payment, (b) according to the monthly financial statements submitted to Senior Lender by Borrower pursuant to the Loan Agreement Borrower will be in compliance with all the financial covenants set forth in
Section 14 of the Revolving Loan Agreement after giving effect to all of the Allowed Payments Borrower proposes to make, and (c) Borrower will have at least $500,000 of Excess Availability (as such term is defined in the Revolving Loan Agreement) after giving effect to all the Allowed Payments Borrower proposes to make. Compliance with the foregoing requirements must be reflected in the most recent financial statements and compliance certificate submitted to Senior Lender by Borrower pursuant to the Loan Agreement prior to the making of any Allowed Payment.

         6. PROHIBITION ON PAYMENTS.

                  (a) Notwithstanding the provisions of Section 5 above, upon the happening of any Event of Default under and as defined in the Loan Agreement, no direct or indirect payment or prepayment in cash, property or securities, by set-off or otherwise, shall be made or agreed to be made by the Borrower or accepted by the Subordinated Lender on account of the principal of, premium or interest on, or any other amounts in respect of the Subordinated Indebtedness, and the Borrower shall not segregate or hold in trust money for any such payment or distribution, unless and until Subordinated Lender has received a written notice from the Senior Lender that the Event of Default has been cured or waived by Senior Lender, and thereafter Subordinated Lender shall be entitled to the payment of suspended payments of the Subordinated Indebtedness from Borrower, to the extent permitted as an Allowed Payment under
Section 5 hereof, provided that no Event of Default will result from the making of such payments by Borrower.

                  (b) In the event that the Borrower shall make or Subordinated Lender shall collect any payment on account of the principal of, premium or interest on or any other amounts due under the Subordinated Indebtedness in contravention of this Section 6, such payments shall be paid over and delivered to the Senior Lender immediately upon receipt thereof.

                  (c) In the event that any failure of the Borrower to make or the Subordinated Lender to receive any payment with respect to the Subordinated Indebtedness as a result of the provisions of this Section 6 shall be deemed a default under the Subordinated Documents, such event shall not give rise to any right of Subordinated Lender to exercise any Subordinated Lender Remedies, any provision of the Subordinated Documents to the contrary notwithstanding.

         7. FORBEARANCE OF LEGAL REMEDIES. The Subordinated Lender shall not exercise any Subordinated Lender Remedies or other remedies it may have for a default under the Subordinated Documents, except as permitted below. Subordinated Lender may exercise one or more or all of the following rights and remedies (in each case, subject at all times to the payment subordination and lien subordination provisions set forth in this Agreement), but only the following rights and remedies, after prior written notice to Senior Lender and upon the occurrence of any of the following conditions: (A) an Insolvency Proceeding shall occur, or (B) the Senior Lender commences legal proceedings against the Borrower:

                  (i) accelerate payment of the Subordinated Indebtedness;

                  (ii) commence legal proceedings against the Borrower and, if requested by the Senior Lender, become a co-plaintiff in any legal proceedings commenced by the Senior Lender, provided, that in no event shall Subordinated Lender be permitted to execute on any judgment obtained against Borrower until the Senior Indebtedness shall have been Finally Paid unless the proceeds of such execution of judgment are paid to the Senior Lender for application against the Senior Indebtedness, and further provided that Subordinated Lender shall not be permitted to execute on any judgment obtained against Borrower if the only predicate act above is the acceleration of payment of the Senior Indebtedness; and

                  (iii) file a proof of claim and otherwise participate in any Insolvency Proceeding, to the extent not inconsistent with this Agreement.

                  The Subordinated Lender agrees to provide the Senior Lender with not less than ten (10) days prior written notice of its intent to exercise any legal remedy.

         8. SUBORDINATED INDEBTEDNESS SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF THE BORROWER. Upon any distribution of assets of the Borrower in any dissolution, winding up, liquidation or reorganization of the Borrower (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending toward liquidation of the business and assets of Borrower:

                  (a) the holder of all Senior Indebtedness shall first be entitled to receive payment in full (or to have such payment duly provided for in a manner previously agreed upon or otherwise satisfactory to it) of the principal thereof, and premium and interest due thereon, and other amounts payable comprising such Senior Indebtedness, before the Subordinated Lender is entitled to receive any payment on account of the principal of, premium or interest on or any other amounts due under the Subordinated Indebtedness; and

                  (b) any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, to which the Subordinated Lender would be entitled except for these provisions, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the holder of the Senior Indebtedness, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

                  The Borrower shall give prompt written notice to the Senior Lender and the Subordinated Lender of any dissolution, winding up, liquidation or reorganization of the Borrower or any assignment for the benefit of any of the creditors of the Borrower tending toward the liquidation of the business and assets of the Borrower.

         9. OBLIGATION OF BORROWER UNCONDITIONAL. Nothing contained herein or in the Loan Documents is intended to or shall impair, as between the Borrower and the Subordinated Lender only, the obligation of the Borrower, which is absolute and unconditional, to pay to the holder of the Subordinated Indebtedness the

Subordinated Indebtedness as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Subordinated Lender and creditors of the Borrower other than the Senior Lender.

         10. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF BORROWER OR HOLDER OF SENIOR INDEBTEDNESS. No right of any present or future holder of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower; by any act or failure to act, which act or failure is in good faith, by any such holder; by any act or failure to act by any other holder of the Senior Indebtedness; or by any noncompliance by the Borrower with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. Subordinated Lender hereby agrees that the Senior Lender shall have the right, but shall have no obligation, to cure any default under the Subordinated Documents. Further, Subordinated Lender hereby agrees that Subordinated Lender shall not be released, nor shall Subordinated Lender's obligation hereunder be in anyway diminished, by any of the following: (A) the exercise or the failure to exercise by Senior Lender of any rights or remedies conferred on it or them under the Loan Documents hereunder or existing at law or otherwise, or against any of Borrower's Property; (B) the commencement of an action at law or the recovery of a judgment at law against Borrower or any obligor ("OBLIGOR") for the performance of the Senior Indebtedness and the enforcement thereof through levy or execution or otherwise; (C) the taking or institution or any other action or proceeding against Borrower or any Obligor; or (D) any delay in taking, pursuing, or exercising any of the foregoing actions, rights, powers, or remedies (even though requested by Subordinated Lender) by Senior Lender or anyone acting for Senior Lender. Without limiting the generality of the foregoing, and anything else contained herein to the contrary notwithstanding, Senior Lender, from time to time, without prior notice to or the consent of Subordinated Lender, may take all or any of the following actions without in any manner affecting or impairing the obligation or liability of Subordinated Lender hereunder: (i) obtain a lien or a security interest in any property to secure any of the Senior Indebtedness; (ii) obtain the primary and secondary liability of any party or parties with respect to any of the Senior Indebtedness; (iii) increase the amount of the Senior Loan or renew, extend, or otherwise change the time for payment of the Senior Loan or any installment thereof for any period; (iv) release or compromise any liability of any nature of any person or entity with respect to the Senior Indebtedness; (v) exchange, enforce, waive, release, and apply any of Borrower's Property and direct the order or manner of sale thereof as Senior Lender may in its discretion determine; (vi) enforce its rights hereunder, whether or not Senior Lender shall proceed against any other person or entity; (vii) exercise its rights to consent to any action or non-action of Borrower which may violate the covenants and agreements contained in the Loan Documents, with or without consideration, on such terms and conditions as may be acceptable to it; or
(viii) exercise any of its rights conferred by the Loan Documents or by law.

         11. AUTHORITY TO ACT FOR SUBORDINATED LENDER. Until the Senior Indebtedness has been Finally Paid, in the event an Insolvency Proceeding shall occur and be continuing, Subordinated Lender shall file all claims it may have against Borrower and shall direct the debtor in possession or trustee in bankruptcy, as appropriate, to pay over to Senior Lender all amounts due to Subordinated Lender on account of the Subordinated Indebtedness until the Senior Indebtedness has been Finally Paid. If Subordinated Lender fails to file such claims as requested by Senior Lender, Senior Lender may file such claims on Subordinated Lender's own behalf. Subordinated Lender acknowledges and agrees that so long as any Senior Indebtedness is owed to Senior Lender by Borrower,

Senior Lender shall have the right to vote the Subordinated Lender's claim in any Insolvency Proceeding, and Subordinated Lender shall execute any and all future documents and/or instruments requested by Senior Lender at any time to further evidence and confirm such right. Until the Senior Indebtedness has been Finally Paid, in the event an Insolvency Proceeding shall occur and be continuing, Subordinated Lender hereby (i) expressly consents to the granting by Borrower to Senior Lender of senior liens and priorities in connection with any post-petition financing of Borrower by Senior Lender and (ii) agrees that adequate notice of such financing to Subordinated Lender shall have been provided if Subordinated Lender received notice in accordance with Section 17 hereof two (2) Business Days prior to the entry of any order approving such cash collateral usage or financing. In the event that Subordinated Lender has or at any time acquires any security for the Subordinated Indebtedness, Subordinated Lender agrees not to assert any right it may have to "adequate protection" of its interest in such security in any Insolvency Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to such security, in each case without the prior written consent of Senior Lender. Subordinated Lender waives any claim or defense Subordinated Lender may now or hereafter have arising out of the election by the Senior Lender in any Insolvency Proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of
Section 1111(b)(2) of the Bankruptcy Code, and/or any use of cash collateral, any borrowing or any grant of a security interest under Sections 363 and/or 364 of the Bankruptcy Code by Borrower, as debtor-in-possession. To the extent that Senior Lender receives payments on, or proceeds of collateral for, the Senior Indebtedness which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then as between Senior Lender and Subordinated Lender hereunder, to the extent of such payment or proceeds received, the Senior Indebtedness, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Lender.

         12. WAIVERS. Borrower and Subordinated Lender each hereby waives, to the fullest extent permitted by law, any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by Senior Lender. To the fullest extent permitted by law and except as to any notices specified in this Agreement, notices regarding the intended sale or disposition of any portion of the Collateral by Senior Lender, or any notice which may not be waived in accordance with the UCC, Borrower and Subordinated Lender each hereby further waives: presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Senior Indebtedness or the Subordinated Indebtedness to which Borrower or Subordinated Lender may be a party; prior notice of and consent to any loans made, extensions granted or other action taken in reliance thereon; and all other demands and notices of every kind in connection with this Agreement, the Senior Indebtedness or the Subordinated Indebtedness. Subordinated Lender consents to any release, renewal, extension, compromise or postponement of the time of payment of the Senior Indebtedness, to any substitution, exchange or release of collateral therefor, and to the addition or release of any person primarily or secondarily liable thereon.

         13. INDULGENCES NOT WAIVERS. Neither the failure nor any delay on the part of Senior Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

         14. DEFAULT. If any material representation or warranty of Borrower or Subordinated Lender in this Agreement or in any instrument evidencing, securing or relating to the Senior Indebtedness proves to have been materially false when made, or, in the event of a material breach by either the Borrower or Subordinated Lender in the performance of any of the material terms of this Agreement, or any instrument or agreement evidencing, securing or relating to the Senior Indebtedness, all of the Senior Indebtedness shall, at the option of Senior Lender, become immediately due and payable without presentment, demand, protest, or notices of any kind, notwithstanding any time or credit otherwise allowed. At any time Subordinated Lender fails to comply with any provision of this Agreement that is applicable to Subordinated Lender, Senior Lender may demand specific performance of this Agreement, whether or not Borrower has complied with this Agreement, and may exercise any other remedy available at law or equity.

         15. AMENDMENT OF THE SUBORDINATED DOCUMENTS. Subordinated Lender agrees that it will not, without the consent of the Senior Lender, amend the Subordinated Documents, so as to modify the financial terms thereof (including, without limitation, the amount of principal, rate of interest, dividends, fees and prepayment premiums, if any), extend the maturity thereof, add or change any covenants in a manner materially more restrictive to the Borrower, or effect any other modification to the Subordinated Documents, which would be materially adverse to the Senior Lender.

         16. INCONSISTENT OR CONFLICTING PROVISIONS. In the event a provision of the Loan Documents or the Subordinated Documents, is inconsistent or conflicts with the provisions of this Agreement, the provisions of this Agreement shall govern and prevail.

         17. NOTICES. Any written notice, consent or other communication provided for in this Agreement shall be delivered personally (effective upon delivery), via facsimile (effective upon confirmation of transmission), via overnight courier (effective the next Business Day after dispatch if instructed to deliver on next Business Day) or via U.S. Mail (effective three (3) days after mailing, postage prepaid, first class) to each party at its address(es) and/or facsimile number(s) set forth below its signature, or to such other address as either party shall specify to the other in writing from time to time.

         18. BENEFIT. Subordinated Lender represents and warrants that the making of the Senior Loan will benefit Subordinated Lender in that Subordinated Lender is financially interested in Borrower and will benefit from the financial success of Borrower. Subordinated Lender acknowledges that Senior Lender would not make the Senior Loan but for the execution of this Agreement. Therefore, Subordinated Lender has received good, sufficient and adequate consideration for the making of this Agreement.

         19. ENTIRE AGREEMENT. This Agreement constitutes and expresses the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by Senior Lender and Subordinated Lender; provided, however, any such change, waiver or amendment shall be binding upon the Borrower by its written consent thereto.

         20. ADDITIONAL DOCUMENTATION. Borrower and Subordinated Lender shall execute and deliver to Senior Lender such further instruments and shall take such further action as Senior Lender may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

         21. EXPENSES. Borrower agrees to pay Senior Lender on demand all expenses of every kind, including reasonable attorneys' fees, that Senior Lender may incur in enforcing any of its rights against Borrower under this Agreement. As between Senior Lender and the Subordinated Lender, the court may, in the exercise of its discretion, award attorneys' fees to a prevailing party, in a manner consistent with Illinois law governing actions arising out of a contract, and the prevailing party shall have the right to petition the court to make such award.

         22. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of Senior Lender, its successors and assigns, and shall be binding upon Borrower and its successors and assigns, and each Subordinated Lender and their respective heirs, legatees, distributees, transferees, executors, administrators and personal representatives and assigns, including without limitation, any subsequent holders of any Note. Senior Lender, without prior notice or consent of any kind, may sell, assign or transfer the Senior Indebtedness, and in such event each and every immediate and successive assignee or transferee thereof may be given the right by Senior Lender to enforce this Agreement in full against Borrower and Subordinated Lender, by suit or otherwise, for its own benefit, provided that such successor, assignee or transferee agrees to be bound by the terms of this Agreement.

         23. COVENANT NOT TO CHALLENGE. This Agreement has been negotiated by the parties with the expectation and in reliance upon the assumption that the instruments and documents evidencing the Senior Indebtedness are valid and enforceable. In determining whether to enter into this Agreement, Subordinated Lender has assumed such validity and enforceability, and has agreed to the provisions contained herein, without relying upon any reservation of a right to challenge or call into question such validity or enforceability. As between Senior Lender and Subordinated Lender, Subordinated Lender hereby covenants and agrees, to the fullest extent permitted by law, that it shall not (x) initiate in any proceeding a challenge to the validity or enforceability of the documents and instruments evidencing the Senior Indebtedness, the right of Senior Lender to be paid the Senior Indebtedness in full in cash, or the priority or amount of Senior Lender's claim in respect of the Senior Indebtedness (y) instigate other parties to raise any such challenges, (z) participate in or otherwise assert any such challenges which are raised by other parties.

         24. SUBROGATION. Subject to the foregoing provisions hereof, provided that the Senior Indebtedness has been Finally Paid, the Subordinated Lender shall be subrogated, to the extent of such Senior Indebtedness so paid, to the rights of the holder of such Senior Indebtedness to receive payments or distributions or assets of the Borrower that secure such Senior Indebtedness until all amounts owing on the Subordinated Indebtedness shall be paid in full. For the purpose of such subrogation no payments or distributions to the holder of the Senior Indebtedness by or on behalf of the Borrower or by or on behalf of Subordinated Lender by virtue of the provisions hereof which otherwise would have been made to the Subordinated Lender shall, as between the Borrower, a creditor of the Borrower (other than Subordinated Lender and the Senior Lender) and the Subordinated Lender, be deemed to be payment by the Borrower to or on account of the Subordinated Indebtedness, it being understood that the provisions of this Agreement are, and are intended solely, for the purpose of defining the relative rights of Subordinated Lender on the one hand, and Senior Lender on the other hand. In the event that Subordinated Lender turns over to any Senior Lender any payment or contributions received by it in accordance with this Agreement, Subordinated Lender shall, for purposes of determining whether any default under the Subordinated Documents has occurred, be deemed never to have received such payment or distribution. In the event that Borrower fails to make any payment on account of the Subordinated Indebtedness by reason of any provision contained herein, such failure shall, notwithstanding such provision contained herein, constitute a default with respect to the Subordinated Indebtedness if and to the extent such failure would otherwise constitute such a default in accordance with the terms of the Subordinated Indebtedness.

         25. TERMINATION OF AGREEMENT. This Agreement shall continue and shall be irrevocable until the date all of the Senior Indebtedness has been Finally Paid by Borrower or otherwise discharged and released by the Senior Lender.

         26. REINSTATEMENT. The obligations of Subordinated Lender under this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Indebtedness is rescinded or must otherwise be restored or returned by Senior Lender by reason of any bankruptcy, reorganization, arrangement, composition or similar proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payment had not been made.

         27. GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. EACH PARTY HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY ANY PARTY AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT SHALL BE LITIGATED IN A COOK COUNTY, ILLINOIS SUPREME COURT OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS OR, IF SENIOR LENDER INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH SENIOR LENDER SHALL INITIATE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. EACH PARTY HERETO HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY ANY OTHER PARTY HERETO AND HEREBY WAIVES ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED UPON LACK OF VENUE. THE EXCLUSIVE CHOICE OF FORUM AS SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY ANY PARTY, OF ANY JUDGMENT

OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY ANY PARTY, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND EACH PARTY HERETO HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK SUCH JUDGMENT OR ACTION.

         28. JURY TRIAL. SENIOR LENDER, SUBORDINATED LENDER AND BORROWER WAIVE TRIAL BY JURY IN ANY DISPUTE ARISING FROM, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

         29. SEVERABILITY. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         30. CONSTRUCTION. The parties acknowledge that each party and its counsel have reviewed this Agreement and have participated jointly in the negotiations and drafting of this Agreement and hereby agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

         31. COUNTERPARTS; FACSIMILE. This Agreement may be executed in any number of separate counterparts, all of which, when taken together, shall constitute one and the same instrument, notwithstanding the fact that all parties did not sign the same counterpart. Each of the parties agrees that a signature transmitted to the other parties or their respective counsel by facsimile transmission shall be effective to bind the party whose signature was transmitted, as a duly executed and delivered original. Each party further agrees to promptly deliver its original signature pages to this Agreement to counsel for the other parties promptly following execution, but any failure to do so shall not affect the binding effect of such signature.

                            [SIGNATURES PAGES FOLLOW]

                     SUBORDINATION AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


SUBORDINATED LENDER:

                                           _____________________________________
                                           ROBERT KENNETH


                                           Address for Notices:

                                           [Please specify contact information:]
                                           Facsimile:

                     SUBORDINATION AGREEMENT SIGNATURE PAGE

SUBORDINATED LENDER:

                                           _____________________________________
                                           DEBORAH A. MCDONNELL


                                           Address for Notices:

                                           [Please specify contact information:]
                                           Facsimile:

                     SUBORDINATION AGREEMENT SIGNATURE PAGE

SUBORDINATED LENDER:

                                           _____________________________________
                                           NICK LIUZZA, JR.


                                           Address for Notices:

                                           [Please specify contact information:]
                                           Facsimile:

                     SUBORDINATION AGREEMENT SIGNATURE PAGE

SUBORDINATED LENDER:                       PROFESSIONAL STAFFING RESOURCES, INC.


                                           By: _________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                           Address for Notices:

                                           [Please specify contact information:]
                                           Facsimile:

                     SUBORDINATION AGREEMENT SIGNATURE PAGE


SUBORDINATED LENDER:                       NURSING SERVICES REGISTRY OF
                                           SAVANNAH, INC.

                                           By: _________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                           Address for Notices:

                                           [Please specify contact information:]
                                           Facsimile:

                     SUBORDINATION AGREEMENT SIGNATURE PAGE


SUBORDINATED LENDER:

                                           _____________________________________
                                           ROBIN RIDDLE


                                           Address for Notices:

                                           [Please specify contact information:]
                                           Facsimile:

                     SUBORDINATION AGREEMENT SIGNATURE PAGE


BORROWER:                                  CRDENTIA CORP.


                                           By: _________________________________
                                                  James D. Durham
                                                  Chief Executive Officer


                                           Address for Notices:

                                           14114 Dallas Parkway, Suite 600
                                           Dallas, Texas 75254
                                           Attn: William Leftwich
                                           Facsimile:  (972) 392-2722

                     SUBORDINATION AGREEMENT SIGNATURE PAGE


BORROWER:                                  BAKER ANDERSON CHRISTIE, INC.


                                           By: _________________________________
                                                  James D. Durham
                                                  Chief Executive Officer


                                           Address for Notices:

                                           14114 Dallas Parkway, Suite 600
                                           Dallas, Texas 75254
                                           Attn: William Leftwich
                                           Facsimile:  (972) 392-2722

                     SUBORDINATION AGREEMENT SIGNATURE PAGE


BORROWER:                                  NURSES NETWORK, INC.


                                           By: _________________________________
                                                   James D. Durham
                                                   Chief Executive Officer


                                           Address for Notices:

                                           14114 Dallas Parkway, Suite 600
                                           Dallas, Texas 75254
                                           Attn: William Leftwich
                                           Facsimile:  (972) 392-2722

                     SUBORDINATION AGREEMENT SIGNATURE PAGE


BORROWER:                                  NEW AGE STAFFING, INC.


                                           By: _________________________________
                                                   James D. Durham
                                                   Chief Executive Officer


                                           Address for Notices:

                                           14114 Dallas Parkway, Suite 600
                                           Dallas, Texas 75254
                                           Attn: William Leftwich
                                           Facsimile:  (972) 392-2722

                     SUBORDINATION AGREEMENT SIGNATURE PAGE


BORROWER:                                  PSR NURSES, LTD.,
                                           a Texas limited partnership

                                              By:   PSR NURSE RECRUITING, INC.
                                              Its:  General Partner

                                              By: ______________________________
                                                    James D. Durham
                                                    Chief Executive Officer


                                           Address for Notices:

                                           14114 Dallas Parkway, Suite 600
                                           Dallas, Texas 75254
                                           Attn: William Leftwich
                                           Facsimile:  (972) 392-2722

                     SUBORDINATION AGREEMENT SIGNATURE PAGE


BORROWER:                                  PSR NURSE RECRUITING, INC.


                                           By: _________________________________
                                                   James D. Durham
                                                   Chief Executive Officer


                                           Address for Notices:

                                           14114 Dallas Parkway, Suite 600
                                           Dallas, Texas 75254
                                           Attn: William Leftwich
                                           Facsimile:  (972) 392-2722

                     SUBORDINATION AGREEMENT SIGNATURE PAGE


BORROWER:                                  PSR NURSES HOLDINGS CORP.


                                           By: _________________________________
                                                   James D. Durham
                                                   Chief Executive Officer


                                           Address for Notices:

                                           14114 Dallas Parkway, Suite 600
                                           Dallas, Texas 75254
                                           Attn: William Leftwich
                                           Facsimile:  (972) 392-2722

                     SUBORDINATION AGREEMENT SIGNATURE PAGE


SENIOR LENDER:                             BRIDGE HEALTHCARE FINANCE, LLC

                                           By: _________________________________
                                                 Kim Gordon
                                                 Executive Vice President/Chief
                                                 Credit Officer

                                           Address: 233 South Wacker Drive
                                                    Suite 5350
                                                    Chicago, Illinois 60606

                                           Attention: Chief Credit Officer
                                           Facsimile:  (312) 334-4455

                     SUBORDINATION AGREEMENT SIGNATURE PAGE


SENIOR LENDER:                             BRIDGE OPPORTUNITY FINANCE, LLC

                                           By: _________________________________
                                                 Kim Gordon
                                                 Executive Vice President/Chief
                                                 Credit Officer

                                           Address: 233 South Wacker Drive
                                                    Suite 5350
                                                    Chicago, Illinois 60606

                                           Attention: Chief Credit Officer
                                           Facsimile:  (312) 334-4455

                                    EXHIBIT A
                                    ---------

                              LEGEND TO BE INSERTED
                                  AT THE TOP OF
                             SUBORDINATED DOCUMENTS
                             ----------------------

ALL INDEBTEDNESS EVIDENCED HEREBY AND REFERENCED HEREIN IS SUBORDINATED IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF ALL INDEBTEDNESS OWED TO BRIDGE HEALTHCARE FINANCE, LLC AS SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT AMONG BRIDGE HEALTHCARE FINANCE, LLC, BRIDGE OPPORTUNITY FINANCE, LLC, THE [______________] UNDER THIS DOCUMENT AND THE OTHER PARTIES NAMED THEREIN.

                                    EXHIBIT B
                                    ---------

                             SUBORDINATED DOCUMENTS
                             ----------------------

                                  SEE ATTACHED

                                   SCHEDULE I
                                   ----------


NOTES
-----